SECURITIES AND EXCHANGE COMMISSION
               WASHINGTON, D.C. 20549

                      FORM 8-K

                  CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the
          Securities Exchange Act of 1934


         Date of Report: February 26, 2002




           ALPHA HOSPITALITY CORPORATION

     (Exact Name of Registrant as Specified in
                     Charter)





     Delaware                   1-12522                  13-3714474
(State or other jurisdiction (Commission File No.) (IRS Employer
      of incorporation)                               Indentification No.


29-76 Northern Boulevard, 2nd Floor, Long Island City, New York   11101
(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code: (718) 685-3014

Item 5.   Other Events

      On  February  12, 2002, the Company  entered
into  an  agreement  with Watertone  Holdings,  LP
("Watertone")  providing for  the  acquisition  of
47.5%  of  Watertone's economic interests  in  the
casino  and racetrack business components  of  the
business    of   Catskill   Development,    L.L.C.
("Catskill").   Consummation of  the  transactions
contemplated  by  this  agreement  is  subject  to
various conditions.   This agreement replaces  and
supersedes the agreement previously entered into with Watertone pursuant to which the Company was to acquire all of Watertone's economic interests in the casino and racetrack business components of Catskill's business.

      If  the  transactions contemplated  by  this
agreement are completed, the Company's interest in
any  net revenues derived from Catskill's business
component  related  to  the  casino  and  wagering
operations  on  the  trust  lands  that   may   be
developed at the Monticello Raceway will  increase
effectively from 40% to approximately 49% and  its
interest  in net revenues derived from  Monticello
Raceway's  pari-mutuel  operations  will  increase
effectively  from 25% to approximately  37%.    In
consideration  for  such economic  interests,  the
Company has agreed to issue 575,874 shares of  its
common   stock   (which   would   be   equal    to
approximately  13.6%  of the  Company's  currently
issued  and  outstanding shares of common  stock).
Additionally,    as   part   of    the    proposed
transactions,   the  Company  would   enter   into
employment  agreements  with  two  principals   of
Watertone,   Messrs  Robert   Berman   and   Scott
Kaniewski, providing for annual aggregate salaries of $500,000 (which is subject to deferral under certain circumstances) and options to purchase, at an exercise price of $17.49 per share, up to an aggregate of 180,302 shares of the Company's common stock (which number of shares will be subject to increase to an aggregate of up to 591,378 upon shareholder approval).

      Additionally,  on  February  12,  2002,  Mr.
Stanley   S.  Tollman,  the  Company's   long-time
Chairman, resigned his positions as an officer and
director  of  the  Company,  and  Mr.  Berman  was
appointed  to  fill the vacancy on  the  Company's
Board   of  Directors  created  by  Mr.  Tollman's
resignation.  Also, on that date, Mr. James Cutler
resigned  as  a member of the Company's  Board  of
Directors,  with Mr. Kaniewski being appointed  to
fill   the   vacancy  created  by   Mr.   Cutler's
resignation.

 Item 7.       Financial Statements, Pro Forma
Financial Information and Exhibits

              (C) Exhibits

              10(a)  Form of Amended And Restated
Contribution Agreement (with  exhibits)




                    SIGNATURES

       Pursuant   to  the  requirements   of   the
Securities  Exchange Act of 1934,  the  registrant
has  duly caused this report to be signed  on  its
behalf   by   the   undersigned   thereunto   duly
authorized.


Dated: February 26, 2002     ALPHA HOSPITALITY CORPORATION
                                   (Registrant)
                             By: /s/Robert Steenhuisen
                                   Robert Steenhuisen
                                   Chief Accounting Officer

    AMENDED AND RESTATED CONTRIBUTION AGREEMENT


                      between


           ALPHA HOSPITALITY CORPORATION


                        and


              WATERTONE HOLDINGS, LP

                    dated as of


                 February 8, 2002

              CONTRIBUTION AGREEMENT

             AMENDED   AND   STATED   CONTRIBUTION
AGREEMENT (this "Agreement"), dated as of February
8,   2002,   by   and  between  ALPHA  HOSPITALITY
CORPORATION ("Alpha"), a Delaware corporation, and
WATERTONE    HOLDINGS,   LP   ("Watertone,"    and
collectively with Alpha, the "Parties" and each a "Party"), a Delaware limited partnership.

               W I T N E S S E T H:

           WHEREAS,  Catskill Development,  L.L.C.
("Catskill")  was formed in 1995  as  a  New  York
limited liability company to develop real property
for   three  business  components  (the  "Business
Components"), which are: (1) casino  and  wagering
operations on trust land (the "Casino Component");
(2)  harness,  horse racing and other  pari-mutuel
and   gaming   operations   (the   "Horse   Racing
Component");   and  (3)  real  estate   ownership,
development    and   operations,   inclusive    of
amusement,  entertainment, retail,  hotel,  office
and   residential  structures  (the  "Real  Estate
Component");

           WHEREAS,  that certain First Amended  &
Restated    Operating   Agreement   of    Catskill
Development, L.L.C. (as the same may hereafter  be
amended,  supplemented or otherwise  changed,  the
"Catskill  Operating  Agreement"),  dated  as   of
January   1,  1999,  provides,  inter  alia,   for
distributions and allocations to members based on their respective percentage interests in each separate Business Component;

       WHEREAS,   under  the  Catskill   Operating
Agreement,  Watertone  holds  a  29.167%  economic
interest  in the Casino Component (the  "Watertone
Casino  Interest") and a 25% economic interest  in
the  Horse Racing Component (the "Watertone  Horse
Racing   Interest,"  and  collectively  with   the
Watertone    Casino   Interest,   the   "Watertone
Interests,"  which,  for  the  purposes  of   this
Agreement, shall not be deemed to include any right or interest of Watertone under the Catskill
Operating Agreement with regard to Watertone's entitlement to receive repayment of any loans made by it to Catskill, or payment of any Preferred
Capital Contributions or Priority Returns (as those terms are defined in the Catskill Operating
Agreement)) and is a Voting Member (as such term is defined in the Catskill Operating Agreement);

      WHEREAS, Alpha Monticello, Inc. ("AMI"),  an
Affiliate of Alpha, is a Non-Voting Member of Catskill (as such term is defined in the Catskill
Operating Agreement), with no economic interest in the Casino Component, a 25% economic interest in the Horse Racing Component and a 5% economic interest in the Real Estate Component;

      WHEREAS,  Catskill is currently a  plaintiff
with   Mohawk  Management  in  litigation  brought
against   Park  Place  Entertainment  Corporation,
which litigation could yield considerable cash flow in the form of an award of damages or settlement payments to Catskill;

     WHEREAS, Catskill may also engage in gaming or similar activities with one or more Native
American Tribes, other than the Mohawk Tribe, as contemplated by the Catskill Operating Agreement, which, if successful, could result in considerable cash flow attributable to the Transferred Interest
(as hereinafter defined);

     WHEREAS,   Alpha  currently  has  outstanding
3,689,772 shares of its common stock (exclusive of shares of common stock committed to be issued in consideration for the cancellation of indebtedness owed to Bryanston (as defined below));

     WHEREAS,  pursuant to a certain  Contribution
Agreement (as heretofore amended, supplemented  or
otherwise   modified,  the  "Initial  Contribution
Agreement"), Watertone and Alpha set  forth  their
agreement pursuant to which (subject to the  terms
and conditions thereof) Watertone would obtain the
benefits of an investment in Alpha and Alpha would
obtain   the   economic   and   related   benefits
attributable to the Transferred Interest; and

      WHEREAS, Watertone and Alpha, as set forth more fully below, wish to amend, restructure and restate their agreement as set forth in the Initial Contribution Agreement.

           NOW THEREFORE, in consideration of  the
foregoing premises and the mutual representations,
warranties,  covenants  and  agreements  contained
herein,   and   for   other  good   and   valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

                     ARTICLE I

                    DEFINITIONS

    SECTION   1.01.   Certain  Definitions.    For
purposes of this Agreement, the following terms shall have the following respective meanings:

      "Affiliate" of a Person means another Person
that  directly or indirectly, through one or  more
intermediaries, controls, is controlled by, or  is
under  common  control with, such  first-mentioned
Person.   The term "control" (including the  terms
"controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

      "Alpha Designee" means such Affiliate of Alpha as may be designated by Alpha.

     "Assignment Agreement" has the meaning set forth in Section 2.01.

      "Business Day" means any day other than a Saturday, Sunday or other day on which banks are authorized or required to be closed in the State of New York.

     "Closing" has the meaning set forth in
Section 2.02.

     "Employment Agreements" has the meaning set forth in Section 2.02(B).

     "Exchange Act" means the Securities Exchange
Act of 1934, as amended.

      "Gaming  Authority" means  any  Governmental
Authority  that is involved in the regulation  of,
or  has  authority to regulate (including, without
limitation,  the right or authority  to  determine
whether  any director, officer, employee or  other
agent  of any Person engaged in gaming or gambling
activities   or  any  beneficial  owner   of   any
prescribed  percentage of capital stock  or  other
equity interest in any such Person is suitable  or
appropriate  and  the right to assess  or  collect
taxes,  fees  or  other  assessments),  gaming  or
gambling  activities in any jurisdiction in  which
Alpha,   directly   or  through  any   subsidiary,
conducts any gaming or gambling activities.

     "Governmental Authority" means the government
of  any  nation,  state, city, locality  or  other
political   subdivision  thereof,  any  regulatory
agency   or   other  entity  or  body   exercising
executive,  legislative, judicial,  regulatory  or
administrative  functions  of  or  pertaining   to
government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "Materially Adverse Effect" has the meaning set forth in Section 3.01.

      "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever, including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease obligation or any financing lease having substantially the same economic effect as any of the foregoing and any contractual or other restriction on sale or other disposition.

      "LCC"  means New York Gaming LLC, a  limited
liability  company formed under the  laws  of  the
State  of  Georgia  in  connection  with  and   in
anticipation of the transactions contemplated by the Initial Contribution Agreement.

     "LLC Operating Agreement" means the Operating
Agreement for the LLC in the form attached  hereto
as  Exhibit A, as the same may after the  Closing,
in   accordance  with  its  terms,   be   amended,
supplemented or otherwise changed.

       "Person"   means   an   individual   or   a
corporation, partnership (limited or general), trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental
Authority or other entity of any kind.

       "PPE   Litigation"   means   that   certain
litigation commenced in the United States District
Court,  Southern  District of New  York,  entitled
Catskill  Development, L.L.C. et al v. Park  Place
Entertainment  Corporation (Index  Number  00  CIV
08660) and any successor or other litigation involving the same or similar claims.

     "SEC" means the Securities and Exchange
Commission.

      "SEC  Reports" means, collectively,  Alpha's
Annual  Report  on Form 10-K for  the  year  ended
December 31, 2000 and all other reports filed by Alpha with the SEC on or after January

1, 2001, as the  same  may be supplemented by the  information
set   forth  or  referred  to  in  the  Disclosure
Statement attached hereto.

     "Securities Act" means the Securities Act of
1933, as amended.

      "Tag-Along Agreement" has the meaning set forth in Section 2.02(C)(iv).

     "Transaction Documents" means, collectively, this Agreement, the Assignment Agreement, the LLC
Operating Agreement and the Employment Agreements.

     "Transfer Shares" means 575,874 shares of the common stock of Alpha (the "Transfer Shares"), par value $.01 per share.

     "Transferred Interest" means forty-seven  and
one-half   percent   (47.5%)  of   the   Watertone
Interests; provided, however, that the Transferred
Interest does not and shall not include any voting rights in Catskill.

                    ARTICLE II

                     EXCHANGE

     SECTION 2.01.      Agreement to Form the  LLC
and  Make Contributions Thereto.  On the terms and
subject  to  the  conditions  set  forth  in  this
Agreement, at the Closing, (a) Alpha shall execute
and deliver (or shall cause the Alpha Designee  to
execute  and deliver), and Watertone shall execute
and  deliver, the LLC Operating Agreement  in  the
form  attached  hereto  as Exhibit  A,  with  such
changes  thereto as may be mutually agreed  to  by
the  Parties, (b) Alpha shall contribute or  cause
the  Alpha  Designee  to contribute  the  Transfer
Shares, free and clear of all Liens (exclusive  of
any restrictions imposed or referred to herein  or
in  the  LLC  Operating Agreement  or  imposed  by
applicable federal or state securities  laws),  to
the  LLC  by issuing or delivering to  the  LLC  a
certificate representing the Transfer Shares,  and
(c)  Watertone  shall contribute  the  Transferred
Interest, free and clear of all Liens, to the  LLC
by   executing  and  delivering  to  the  LLC   an
assignment agreement (the "Assignment Agreement"),
in  the  form  attached hereto as Exhibit  B.   In
addition,  at  the  Closing each  of  the  Parties
hereto  shall  execute, file and/or  deliver  such
other   and   further  certificates,   agreements,
documents  and instruments as the other Party  may
reasonably request to effectuate and evidence  the
consummation   of  the  transactions  contemplated
hereby  to be consummated at the Closing (provided
that,   in   lieu  of  executing,  filing   and/or
delivering  any such other or further certificate,
agreement, document or instrument, Alpha may cause
the  Alpha  Designee  to do so).   Notwithstanding
anything contained herein to the contrary, in lieu
issuing  or  delivering to the LLC  a  certificate
representing  the Transfer Shares at the  Closing,
promptly  following the Closing such  certificate,
issued  in the name of the LLC, shall be delivered
(against   written  receipt  therefor)   to   Bear
Stearns, 383 Madison Avenue, 25th Floor, New York,
New York  10179, Attn: Clark Schubach.

     SECTION 2.02.      Closing and Conditions  of
Closing.

       (A)   The   closing  of  the   transactions
contemplated by Section 2.01 (the "Closing") shall take place at the offices of Reed Smith LLP at 529
Fifth  Avenue,  8th floor, New York  New  York  at
10:00 A.M. on the fifth (5th) Business Day after the satisfaction or waiver of the conditions to Closing set forth in clause (ix), (x) and (xi) of subsection (B) below or at such other place, at such other time and/or on such other date as may be mutually agreed upon by the Parties. If any of the conditions set forth in subsection (B) or (C) below has not been met, satisfied or waived prior to the thirtieth (30th) day (or such later date as may be agreed to in writing by the Parties) following the execution and delivery of this Agreement, then this Agreement shall terminate and be null and void in all respects and neither Party shall have any further obligation to the other hereunder or with respect hereto.

       (B)   Alpha's  obligation  to   close   the
transactions  contemplated hereby,  including  the
issuance   of   the  Transfer   Shares   and   the
contribution  of  same  to  the  LLC,   shall   be
conditioned upon each of the following conditions having been met, except to the extent that the same have been waived in writing by Alpha:

     (i)       Each  of  Robert Berman  and  Scott
     Kaniewski   (collectively,  the  "Employees")
     shall have executed and delivered to Alpha an employment agreement in the form attached hereto as Exhibit C-1 and C-2, respectively
     (such employment agreements, collectively, the "Employment Agreements");

     (ii) Each of the representations and warranties made by Watertone in Article IV shall be true and correct on the date of the Closing as if made again on and as of the date of the Closing;

     (iii)     The Transferred Interest shall be free
     and clear of any and all Liens;

(iv) Watertone shall have delivered to Alpha (and, if different, the Alpha Designee) (a) a certificate, executed by the General Partner of Watertone, signing in such capacity, dated the date of the Closing, (i) certifying that attached thereto is a true and complete copy of the partnership agreement of Watertone (including all amendments, supplements and modifications thereof or thereto) as then in effect, (ii) certifying that (A) the consents of all such partners of Watertone as are necessary or appropriate in order properly to authorize the execution and delivery by Watertone of this Agreement and each of the other Transaction Documents contemplated hereunder to be executed by Watertone prior to or at the Closing and for the consummation by Watertone of the transactions contemplated thereby and thereby to be performed by Watertone (including, without limitation, the execution and delivery of the Assignment Agreement and the LLC Operating
Agreement and the transfer and contribution of the Transferred Interest to the LLC), have been obtained, have not been revoked, rescinded or amended and are in full force and effect and (B) attached thereto are true and complete copies of all such consents, and (iii) certifying and attesting to the office, incumbency, due authority and specimen signatures of each Person who executed or will execute any Transaction Document for or on behalf of Watertone, which certificate shall be in form and substance reasonably acceptable to Alpha and its counsel and (b) a certificate, executed by the

Managing Member of
the general partner in Watertone (the "Watertone
General Partner"), signing in such capacity, dated the date of the Closing, (i) certifying that attached thereto is a true and complete copy of the articles of formation (or similar document) and operating agreement of the General Partner
(including all amendments, supplements and modifications thereof or thereto) as then in effect, (ii) certifying that (A) the consents of all such members of the Watertone General Partner as are necessary or appropriate in order properly to authorize the execution and delivery by the Watertone General Partner on behalf of Watertone of this Agreement and each of the other
Transaction Documents contemplated hereunder to be executed by Watertone prior to or at the Closing and for the consummation by Watertone of the transactions contemplated thereby and thereby to be performed by Watertone (including, without limitation, the execution and delivery of the Assignment Agreement and the LLC Operating
Agreement and the transfer and contribution of the Transferred Interest to the LLC), have been obtained, have not been revoked, rescinded or amended and are in full force and effect and (B) attached thereto are true and complete copies of all such consents, and (iii) certifying and attesting to the office, incumbency, due authority and specimen signatures of each Person who executed or will execute any Transaction Document for or on behalf of the Watertone General Partner, which certificate shall be in form and substance reasonably acceptable to Alpha and its counsel and shall be accompanied by a copy of a recently dated certificate of good standing, subsistence or existence of the Watertone General Partner from the office of the Secretary of State of the State of New York;

     (v) Watertone shall have delivered to Alpha (and, if different, the Alpha Designee) an opinion of counsel, in form and substance reasonably acceptable to Alpha and its counsel, confirming that (a) the execution and delivery of this Agreement and the LLC Operating Agreement, as contemplated hereby, and the consummation of transactions contemplated by this Agreement and the LLC Operating Agreement, do not require the consent or approval of, or notice to, any of the other members of Catskill, (b) the execution, delivery and performance of this Agreement, the Assignment Agreement and the LLC Operating
     Agreement by Watertone have been approved by all necessary partnership action on the part of Watertone, (c) this Agreement, the Assignment
     Agreement and the LLC Operating Agreement are enforceable against Watertone in accordance with the terms hereof and thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), (d) the LLC Operating Agreement, together with the Assignment Agreement, is effective to transfer to the LLC all of the economic benefits attributable to the Transferred Interest, the holding of the Transferred Interest by the LLC as contemplated by the LLC Operating Agreement will not create (notwithstanding any prohibition or preclusion provided for in Section 4.1(d) of the Catskill Operating Agreement) a legal basis to preclude the distribution and payment to the LLC of any of the distributions or payments contemplated under the Catskill Agreement to be made with respect thereto, and the transfer of the Transferred Interest as contemplated hereby and by the Assignment Agreement will not cause or result in the loss or forfeiture of any voting rights related to Watertone's interest in Catskill, (e) to the best of the knowledge of such counsel, the

     Transferred Interest has been transferred to the LLC free and clear of all Liens and (f) such other matters as Alpha may request;

     (vi) No decision, order or similar ruling shall have been issued in the PPE Litigation dismissing the complaint therein or having a similar affect;

(vii)     Each of the representations and
warranties contemplated to be made by Watertone under and pursuant to the LLC Operating Agreement shall be true and correct;
(viii)    Watertone shall have delivered to Alpha
(and, if different, the Alpha Designee) a certificate signed by Watertone, in form and substance reasonably acceptable to Alpha and its counsel, confirming that (a) each of the representations and warranties made by Watertone in Article IV is true and correct on the date of the Closing as if made again on and as of the date of the Closing and (b) each of the other conditions to Alpha's obligation to close the transactions contemplated hereby, as set forth in the preceding clauses (i) through (vii), has been met, satisfied or waived in writing by Alpha;
(ix) The Board of Directors of Alpha shall have received from an investment banking house or other appropriate expert a fairness opinion acceptable to such Board with respect to the transactions contemplated by this Agreement
(x) Alpha shall have received an agreement, known as the Litigation Proceeds Allocation Agreement in form and substance satisfactory to it and executed by a Majority Vote (as such term is defined in the Catskill Operating Agreement) in Catskill, providing for the allocation among the operating components of Catskill and their affiliates of funds resulting from the PPE Litigation to be received and allocated pursuant to such agreement by Catskill; and
(xi) All consents and approvals of any
Governmental Agency (including, without
limitation, the Mississippi Gaming Commission) necessary or appropriate for the consummation of the transactions contemplated hereby and/or by the LLC Operating Agreement shall have been obtained.

     (C)   Watertone's  obligation  to  close  the
transactions  contemplated hereby,  including  the
transfer   and  contribution  of  the  Transferred
Interest to the LLC, shall be conditioned upon each of the following conditions having been met, except to the extent that the same have been waived in writing by Watertone:

     (i)  Alpha  shall have shall  have  executed,
     and  shall  have  delivered to  each  of  the
     Employees,    his    respective    Employment
     Agreement;

     (ii) Watertone shall have received a duly executed proxy from The Bryanston Group, Inc. ("Bryanston")
     (and, if Bryanston shall not then own of record a majority of the outstanding shares of Alpha's common stock, other stockholders who, together with Bryanston then own of record a majority of the outstanding shares of Alpha's common stock) giving Watertone the right to vote Bryanston's
     (and, if applicable, such other stockholder or stockholders) entire stockholder position at the next meeting (whether annual or special) of the stockholders of Alpha held to take action on a proposal to approve the issuance of the options to purchase an aggregate of up to 295,689 shares of Alpha common stock granted to the Employees under their respective Employment Agreements;

(iii)     Each of the representations and
warranties made by Alpha in Article III shall be true and correct on the date of the Closing as if made again on and as of the date of the Closing;

(iv)   Alpha  and/or the Alpha  Designee,  as
     applicable, shall have delivered to Watertone a
     certificate,  executed by  the  Secretary  or
     President of Alpha or the Alpha Designee, signing
     in such capacity, dated the date of the Closing,
     (a) certifying that attached thereto is a true and
     complete copy of the charter of Alpha (including
     all amendments, supplements and modifications
     thereof  or  thereto) as then in effect,  (b)
     certifying that attached thereto is a true and
     complete copy of the by-laws of Alpha (including
     all amendments, supplements and modifications
     thereof  or  thereto) as then in effect,  (c)
     certifying that attached thereto are true and
     complete copies of the resolutions duly adopted by
     the  Board of Directors of Alpha or the Alpha
     Designee authorizing the execution and delivery of
     the Transaction Documents contemplated hereby to
     be executed by Alpha or the Alpha Designee, as
     applicable,  and  the  consummation  of   the
     transactions contemplated thereby (including,
     without limitation, the issuance and contribution
     of the Transfer Shares to the LLC) to be performed
     by   Alpha  or  the  Alpha  Designee,   which
     authorization shall be in full force and effect on
     and as of the date of such certificate, and (d)
     certifying  and  attesting  to  the   office,
     incumbency, due authority and specimen signatures of each Person who executed or will execute any Transaction Document for or on behalf of Alpha or the Alpha Designee, which certificate shall be in form and substance reasonably acceptable to Watertone and its counsel and shall be accompanied by a copy of a recently dated certificate of good standing, subsistence or existence of Alpha from the office of the Secretary of State of the State of Delaware;

(v) Alpha shall have delivered to Watertone an opinion of counsel, in form and substance reasonably acceptable to Watertone and its counsel, confirming that (a) the transfer and contribution of the Transfer Shares to the LLC as contemplated hereby is exempt from registration under the Securities Act, (b) the execution, delivery and performance of this Agreement and the LLC Operating Agreement by Alpha or the Alpha
Designee, as applicable, have been approved by all necessary corporate action on the part of Alpha or the Alpha Designee, as applicable, (c) this Agreement is enforceable against Alpha in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), (d) the Transferred Shares, when issued to the LCC as contemplated hereby, will be duly issued, fully paid and non-assessable and (e) such other matters as Watertone may request;

     (vi) No decision, order or similar ruling shall have been issued in the PPE Litigation dismissing the complaint therein or having a similar affect

(vii)     Each of the representations and
warranties contemplated to be made by the Alpha
Designee under and pursuant to the LLC Operating
Agreement shall be true and correct;
    (viii)     Alpha shall have delivered to Watertone
    a  certificate signed by Alpha,  in  form  and
    substance reasonably acceptable to Watertone and
    its  counsel, confirming that (a) each of  the
    representations and warranties made by Alpha in
    Article III is true and correct on the date of the
    Closing as if made again on and as of the date of
    the Closing and (b) each of the other conditions
    to   Watertone's  obligation  to   close   the
    transactions contemplated hereby, as set forth in the preceding clauses (i) through (vi), has been met, satisfied or waived in writing by Watertone;

    (ix) Alpha shall have delivered to Watertone a Tag-
    Along Agreement (the "Tag-Along Agreement") executed by Bryanston and in the form attached hereto as Exhibit E;

(x) All of the issued and outstanding shares of Alpha's Series B and C Preferred Stock (exclusive of any shares of Alpha's Series B Preferred Stock held by BP Group, Inc.) shall have been converted into shares of Alpha's common stock;

     (xii)      Watertone shall have  received  an
     agreement,  known as the Litigation  Proceeds
     Allocation Agreement in form and substance satisfactory to it and executed by a Majority Vote
     (as such term is defined in the Catskill Operating
     Agreement) in Catskill, providing for the allocation among the operating components of Catskill and their affiliates of funds resulting from the PPE Litigation to be received and allocated pursuant to such agreement by Catskill;

    (xi) Messrs. Robert Berman and Scott Kaniewski shall have been elected or appointed to the Board of Directors of Alpha; and

    (xii)       All consents and approvals of  any
    Governmental   Agency   (including,    without
    limitation, the Mississippi Gaming Commission) necessary or appropriate for the consummation of the transactions contemplated hereby and/or by the LLC Operating Agreement shall have been obtained.

                    ARTICLE III

      REPRESENTATIONS AND WARRANTIES OF ALPHA

          As a material inducement to Watertone to transfer and contribute the Transferred Interest to the LLC, Alpha hereby represents and warrants to Watertone as follows:

     SECTION    3.01.         Organization     and
Standing.   Alpha is a corporation duly organized,
validly  existing and in good standing  under  the
laws  of  the  State  of  Delaware  and  has   all
requisite corporate power and authority,  and  all
authorizations,     licenses,     permits      and
certifications,  necessary  for  it  to  own   its
properties and assets and to carry on its business
as  it  is  now  being conducted.  Alpha  is  duly
qualified  to  transact business and  is  in  good
standing   in  each  jurisdiction  in  which   the
character of the properties owned or leased by  it
or  the  nature of its business therein  conducted
makes  such qualification necessary, except  where
the  failure to so
qualify or be in good  standing
would  not  have a material and adverse effect  on
the   business,  assets,  operations,  properties,
condition (financial or otherwise) or prospects of
Alpha  and its subsidiaries, taken as a whole,  or
any material and adverse effect on Alpha's ability
to  consummate  the transactions contemplated  by,
and   to   execute,   deliver  and   perform   its
obligations   under,  each  of   the   Transaction
Documents  contemplated hereby to be executed  and
delivered   by   Alpha   (a  "Materially   Adverse
Effect").

     SECTION  3.02.      Securities of Alpha.   As
of  the  date  of  this Agreement, the  authorized
capital  stock of Alpha consists of the securities
set  forth  in  Part I of Schedule  3.02  attached
hereto;  and  as  of the Closing,  the  authorized
capital  stock  of  Alpha  will  consists  of  the
securities  set forth in Part II of such  Schedule
3.02.   Except as disclosed in the SEC Reports  or
disclosed in such Schedule 3.02 or has been or may
be  issued  to Watertone or as may be contemplated
to be issued to the Employees under the Employment
Agreements, Alpha has no other authorized,  issued
or  outstanding  equity securities  or  securities
containing  any  equity  features,  or  any  other
securities convertible into, exchangeable  for  or
entitling  any  person  to otherwise  acquire  any
capital  stock  of Alpha.  All of the  issued  and
outstanding shares of capital stock of Alpha  have
been  duly and validly authorized and issued,  and
are  fully paid and nonassessable.  Except as  set
forth  in the SEC Reports or as set forth in  such
Schedule  3.02 or as may be contemplated hereunder
or  under the Employment Agreements, Alpha is  not
party   to   any  outstanding  options,  warrants,
conversion rights, subscription rights, preemptive
rights, rights of first refusal or other rights or
agreements of any nature outstanding to  subscribe
for or to purchase any shares of capital stock  of
Alpha.  The issuance of the Transfer Shares is not
subject to any preemptive rights, rights of  first
refusal  or other similar limitation.   Except  as
otherwise required by law or as disclosed  in  the
SEC  Reports or such Schedule 3.02, there  are  no
restrictions  upon the voting or transfer  of  any
shares  of  Alpha's  capital  stock  pursuant   to
Alpha's Certificate of Incorporation, by-laws or other documents to which Alpha is a party. Except as provided herein or by the Transaction Documents or as disclosed in the SEC Reports or such
Schedule 3.02, there are no agreements or other obligations (contingent or otherwise) that may require Alpha to repurchase or otherwise acquire any shares of its capital stock.

     SECTION       3.03.            Authorization;
Enforceability.  Alpha has the corporate power and
authority  to  execute and deliver this  Agreement
and   each  of  the  other  Transaction  Documents
contemplated  hereby to be executed and  delivered
by  Alpha and perform the terms and provisions  of
this   Agreement   and  such   other   Transaction
Documents  to be performed by it and  (except  for
the  obtaining of shareholder approval) has  taken
all  necessary  corporate action to authorize  the
execution,  delivery  and  performance   of   this
Agreement and such other Transaction Documents  by
it and to consummate the transactions contemplated
hereby  and  thereby to be performed  by  it.   No
other  corporate proceedings on the part of  Alpha
are  necessary, and no consent of the shareholders
of  Alpha is required, for the valid execution and
delivery by Alpha of this Agreement and such other
Transaction Documents, and except for the approval
of   Alpha's  shareholders,  no  other   corporate
proceedings on the part of Alpha are necessary for
the  performance and consummation by Alpha of  the
transactions  contemplated by this  Agreement  and
such  other Transaction Documents to be  performed
by Alpha.  Alpha has duly executed this Agreement,
and  assuming the due execution of this  Agreement
by   Watertone,  this  Agreement  constitutes  the
legal,  valid  and binding obligations  of  Alpha,
enforceable against Alpha in accordance  with  its
terms, except as enforceability may be limited  by
applicable bankruptcy, insolvency,
reorganization, moratorium   or   similar   laws   affecting   the
enforcement of creditors' rights generally and  by
general   principles  of  equity  (regardless   of
whether  enforcement is sought in a proceeding  in
equity  or at law).  Each of the other Transaction
Documents  contemplated hereby to be executed  and
delivered by Alpha, when executed and delivered by
Alpha  and  Watertone, will constitute the  legal,
valid    and   binding   obligations   of   Alpha,
enforceable against Alpha in accordance  with  its
terms, except as enforceability may be limited  by
applicable bankruptcy, insolvency, reorganization,
moratorium   or   similar   laws   affecting   the
enforcement of creditors' rights generally and  by
general   principles  of  equity  (regardless   of
whether enforcement is sought in a proceeding in equity or at law).

     SECTION 3.04.      No Violation; Consents.

    (A)    The  execution  and  delivery  of  this
Agreement by Alpha and the consummation  by  Alpha
of  the  transactions contemplated  hereby  to  be
performed  by  Alpha  do not  and  will  not,  (i)
contravene the applicable provisions of  any  law,
statute,    rule,   regulation,    order,    writ,
injunction, judgment or decree of any Governmental
Authority  to or by which Alpha is a party  or  by
which any of its property or assets is bound, (ii)
violate,  result  in a breach of or  constitute  a
default  (which has not been waived  or  consented
to) or give rise to an event of acceleration under
any  shareholder agreement, contract, lease,  loan
or credit agreement, mortgage, security agreement,
trust  indenture or other agreement or  instrument
to  which Alpha is a party or by which it is bound
or  to  which any of its properties or  assets  is
subject,  nor result in the creation or imposition
of   any   lien,  security  interest,  charge   or
encumbrance   of  any  kind  upon   any   of   the
properties, assets or capital stock of  Alpha,  or
(iii)  violate any provision of the organizational
and    other   governing   documents   of   Alpha.
Notwithstanding anything contained  herein  or  in
any  of  the  other Transaction Documents  to  the
contrary,   Alpha   makes  no  representation   or
warranty  to  the  effect that  the  execution  or
delivery  of  this  Agreement  by  Alpha  or   the
execution   or  delivery  of  any  of  the   other
Transaction  Documents  by  the  Alpha   (or,   if
different, the Alpha Designee) or the consummation
by Alpha (or, if different, the Alpha Designee) of
any  of  the transactions contemplated  hereby  or
thereby will not violate, result in a breach of or
constitute   a  default  the  Catskill   Operating
Agreement.

    (B)Except     for    those     consents     or
authorizations  previously  obtained   and   those
filings  previously  made, no  consent,  approval,
authorization   or   order  of,   or   filing   or
registration  with, any Governmental Authority  or
other Person is required to be obtained or made by
Alpha  for  the  execution and  delivery  of  this
Agreement  and the consummation by  Alpha  of  the
transactions  contemplated hereby to be  performed
by  it;  provided,  however, that  notwithstanding
anything  contained  herein to  the  contrary,  no
representation  or  warranty  is  made  herein  or
hereby  (i)  that  the issuance  of  the  Transfer
Shares  to  Watertone or the consummation  of  the
other transactions contemplated hereby will comply
with,  or not be in violation of, any of the rules
and   regulations   of   the  Mississippi   Gaming
Commission or any other Gaming Authority  or  (ii)
as  to  whether  any consent or  approval  of,  or
notice  to,  any  other  member  in  Catskill   is
necessary  in  connection with  the  execution  or
delivery  of  this  Agreement  by  Alpha  or   the
execution   or  delivery  of  any  of  the   other
Transaction  Documents  by  the  Alpha   (or,   if
different, the Alpha Designee) or the consummation by Alpha (or, if different, the Alpha Designee) of any of the transactions contemplated hereby or thereby.

     SECTION     3.05.          Securities     Act
Representations.    Assuming   the   accuracy   of
Watertone's representations in Article IV  and  in
the  LLC  Operating Agreement,  the  transfer  and
contribution of the Transfer Shares to the LLC  as
contemplated  hereby  will  be  exempt  from   the
registration  requirements of the  Securities  Act
and  will  not constitute a violation by Alpha  of
any  federal or state securities laws.  Alpha  has
not engaged in any form of general solicitation or
general   advertising  (within  the   meaning   of
Regulation   D  under  the  Securities   Act)   in
connection with the offer or sale of the  Transfer
Shares.

     SECTION  3.06.       No Default.   Except  as
has  been  disclosed in Scheduled 3.02,  Alpha  is
not, and immediately after the consummation of the
transactions  contemplated hereby to be  performed
by  Alpha  at the Closing will not be, in  default
(which  has not otherwise been waived or consented
to) under or in violation (which has not otherwise
been waived or consented to) of its organizational
and other governing documents, or any provision of
any security issued by Alpha, or of any agreement,
instrument  or other undertaking (other  than  the
Catskill   Agreement   or   other   agreement   in
litigation) to which Alpha is a party or by  which
it  or any of its property or assets is bound,  or
the  applicable  provisions of any  law,  statute,
rule,   regulation,   order,   writ,   injunction,
judgment or decree of any court or governmental authority to or by which Alpha or any of its property or assets is bound, which default or violation could reasonably be expected to have a Materially Adverse Effect.

     SECTION  3.07.      No Brokers.   No  broker,
finder,  agent or similar intermediary is entitled
to  any  broker's, finder's, placement or  similar
fee  or  other commission in connection  with  the
transactions  contemplated  hereby  based  on  any
agreement,   arrangement  or  understanding   with
Alpha.

     SECTION  3.08.       SEC  Reports;  Financial
Condition; No Adverse Changes.

     (A)   The   audited  consolidated   financial
statements (the "Financial Statements")  of  Alpha
and  the related notes thereto as at December  31,
2000   reported  on  by  Rothstein  &  Kass,  LLP,
independent  accountants,  copies  of  which  have
heretofore  been  furnished to Watertone,  present
fairly   the   financial  condition,  results   of
operations   and  cash  flows  of  Alpha   (on   a
consolidated  basis)  at such  date  and  for  the
periods   set   forth  therein.    The   Financial
Statements,  including the related  schedules  and
notes  thereto, have been prepared  in  accordance
with  generally accepted accounting principles  as
set  forth  in the opinions and pronouncements  of
the   Accounting  Principles  Board  of   American
Institute  of  Certified  Public  Accountants  and
statements  and  pronouncements of  the  Financial
Accounting  Standards Board as in  effect  on  the
date   of  filing  of  such  documents  with   the
Commission, applied on a consistent basis (except for changes concurred in by Alpha's independent public accountants) unless otherwise expressly stated therein. Except as disclosed in the SEC
Reports or has been conducted in the ordinary course of business, during the period from January
1, 2001 to and including the date hereof, there has been no sale, transfer or other disposition by Alpha of any material part of the business, property or securities of Alpha and no purchase or other acquisition of any business, property or securities by Alpha material in relation to the financial condition of Alpha.

     (B) Except as are reflected or reserved against in the Financial Statements and the notes thereto or disclosed in the SEC Reports, other than funding obligations with respect to the PPE

Litigation and related litigations, the  repayment
of    funding   provided   by   Bryanston,   other
obligations  incurred in the  ordinary  course  of
business or other litigation matters disclosed  to
Watertone,  there  are  no debts,  liabilities  or
obligations with respect to Alpha or  any  of  its
consolidated     subsidiaries     that,     either
individually  or  in the aggregate,  after  taking
into  account  (a)  the  maximum  amount  of   any
liability that is reasonably anticipated to  arise
on   account  of  any  litigation  or  any   other
contingent  liability  or obligation  (other  than
amounts  that would be remote), (b)  the  time  at
which   any   such  liability  or  obligation   is
anticipated  to  become due and (c)  any  expected
insurance  recovery  with  respect  thereto,   are
reasonably  expected to have a Materially  Adverse
Effect.

     (C)  Since December 31, 2000, except  as  set
forth in the SEC Reports or has been disclosed  to
Watertone, there has been no development or event,
nor any prospective development or event known  to
Alpha,  or  any  litigation, proceeding  or  other
action   commenced   against  Alpha   seeking   an
injunction or other restraining order, damages or other relief from a court or administrative agency of competent jurisdiction pending, threatened or, to Alpha's knowledge, contemplated, or any action of any Governmental Authority, that is reasonably expected to have a Materially Adverse Effect.

     SECTION 3.09.      Subsidiaries.  As  of  the
date  hereof, Alpha has no subsidiaries other than
(a)  those listed on Exhibit 21 of Alpha's  Annual
Report  on  Form 10-K for the year ended  December
31, 2000 and (b) the Alpha Designee.

     SECTION  3.10  No Litigation.  No  litigation
or  claim  (including those for unpaid  taxes)  or
environmental proceeding against Alpha is pending,
threatened  or, to Alpha's knowledge, contemplated
that, if determined adversely, would (after taking
into   consideration   any   reasonably   expected
insurance recovery with respect thereto) have a Materially Adverse Effect on Alpha.

     SECTION  3.11. Disclosure.  The  SEC  Reports
contain all material information concerning  Alpha
required to be set forth therein, and no event  or
circumstance has occurred or exists since the most
recent  SEC  Report that would  require  Alpha  to
disclose  such event or circumstance in  order  to
make  the  statements  in  the  SEC  Reports   not
misleading as of the date of the Closing, but that has not been so disclosed, in either such instance except for information or matters that have been disclosed to Watertone.

                    ARTICLE IV

    REPRESENTATIONS AND WARRANTIES OF WATERTONE

    As  a  material inducement to Alpha  to  issue
and  contribute  (or cause the Alpha  Designee  to
contribute)  the  Transfer  Shares  to  the   LLC,
Watertone hereby represents and warrants to Alpha as follows:

    SECTION 4.01.  Authorization; Enforceability;
No Violations.

     (A)  Watertone is a limited partnership, duly
organized,  validly existing and in good  standing
under  the laws of the State of Delaware  and  has
all  requisite partnership power and authority  to
execute and deliver this Agreement and each of the
other  Transaction Documents and perform the terms
and  provisions of this Agreement and each of  the
other Transaction Documents to be performed by  it
and has taken all necessary partnership action  to
authorize  the execution, delivery and performance
of   this   Agreement  and  each  of   the   other
Transaction Documents by it and to consummate  the
transactions contemplated hereby and thereby to be
performed by it.  No other proceedings on the part
of  Watertone,  and no consent of the  members  or
partners  in Watertone is required, for the  valid
execution  and  delivery  by  Watertone  of   this
Agreement   and  each  of  the  other  Transaction
Documents  or the performance and consummation  by
Watertone of the transactions contemplated by this
Agreement   and  each  of  the  other  Transaction
Documents  to  be performed by it.  Watertone  has
duly executed this Agreement, and assuming the due
execution   of  this  Agreement  by  Alpha,   this
Agreement constitutes the legal, valid and binding
obligations  of  Watertone,  enforceable   against
Watertone in accordance with its terms, except  as
enforceability  may  be  limited   by   applicable
bankruptcy, insolvency, reorganization, moratorium
or  similar  laws  affecting  the  enforcement  of
creditors'   rights  generally  and   by   general
principles   of  equity  (regardless  of   whether
enforcement is sought in a proceeding in equity or
at law).  Each of the other Transaction Documents,
when executed and delivered by Watertone (and,  if
contemplated  hereby,  the Alpha  Designee),  will
constitute   the   legal,   valid   and    binding
obligations  of  Watertone,  enforceable   against
Watertone in accordance with its terms, except  as
enforceability  may  be  limited   by   applicable
bankruptcy, insolvency, reorganization, moratorium
or  similar  laws  affecting  the  enforcement  of
creditors'   rights  generally  and   by   general
principles   of  equity  (regardless  of   whether
enforcement is sought in a proceeding in equity or at law).

     (B)  Catskill is a limited liability company, duly
organized,  validly existing and in good  standing
under  the laws of the State of New York  and  has
all  requisite limited liability company power and
authority,   and  all  authorizations,   licenses,
permits and certifications, necessary for it to own its properties and assets and to carry on its business as it is now being conducted and as it is anticipated to be conducted.

     (C)  The execution, delivery and performance of
this  Agreement and each of the other  Transaction
Documents  by  Watertone and the  consummation  by
Watertone of the transactions contemplated  hereby
and  thereby to be performed by it do not and will
not  (i)  violate any provision of, or  contravene
the  applicable provisions of, any  law,  statute,
rule,   regulation,   order,   writ,   injunction,
judgment  or decree of any Governmental  Authority
to  or  by which Watertone is a party or by  which
any of its property or assets is subject or bound,
(ii)  violate, result in a breach of or constitute
a  default (which has not been waived or consented
to) or give rise to an event of acceleration under
the  Catskill  Operating Agreement  or  any  other
contract,   lease,   loan  or  credit   agreement,
mortgage,  security agreement, trust indenture  or
other  agreement or instrument to which  Watertone
is a party or by which it is bound or to which any
of its properties or assets is subject, nor result
in  the creation or imposition of any Lien of  any
kind  upon any of the properties or assets of,  or
interests   in,   Watertone  (including,   without
limitation,   the  Transferred  Interest),   (iii)
violate  any  provision of the organizational  and
other   governing   documents  of

Watertone or Catskill, (iv) preclude (pursuant to Section
4.1(d) of the Catskill Operating Agreement or otherwise) the distribution or payment to the LLC of any of the proceeds or revenues from the Casino and Wagering Operations component of the Business
(as those terms are used in the Catskill Operating
Agreement) that would be payable to Watertone on account of, for or with respect to the Transferred
Interest if the same had not been transferred to the LLC as contemplated hereby or (v) result in the loss, termination or forfeiture by Watertone of any voting, management or similar rights or benefits pursuant to Section 11.3 of the Catskill
Operating Agreement or otherwise.

     (D)  The Catskill Operating Agreement is valid and
binding  on the parties thereto and is enforceable
against Watertone and the other parties thereto in
accordance    with    its   terms,    except    as
enforceability  may  be  limited   by   applicable
bankruptcy, insolvency, reorganization, moratorium
or  similar  laws  affecting  the  enforcement  of
creditors'   rights  generally  and   by   general
principles   of  equity  (regardless  of   whether
enforcement is sought in a proceeding in equity or
at  law).  Watertone is not, and immediately after
the  consummation of the transactions contemplated
hereby  to be performed by Watertone will not  be,
in  default or breach (with or without the  giving
of  notice, the lapse of time or both) of  any  of
its   obligations  under  the  Catskill  Operating
Agreement. Watertone is in full compliance in all respects with all of its obligations under the Catskill Operating Agreement, and to Watertone's knowledge, each of the other parties to the Catskill Operating Agreement is in compliance with all of its respective obligations thereunder.

     (E)   Watertone currently owns and holds, and as
of  the  Closing  will  own and  hold,  a  29.167%
economic  interest in the Casino Component  and  a
25%   economic   interest  in  the  Horse   Racing
Component and is, and as of the Closing will be, a Voting Member (as such term is defined in the Catskill Operating Agreement).

     SECTION 4.02.      Securities Act
Representations; Legends.

     (A) Watertone understands that: (i) the offering and sale of the Transfer Shares to be issued as contemplated hereby are intended to be exempt from the registration requirements of the Securities
Act; (ii) the Transfer Shares have not been registered under the Securities Act or any other applicable securities laws and such securities may be resold only if registered under the Securities
Act and any other applicable securities laws or if an exemption from such registration requirements is available; and (iii) Alpha is not required to register any sale or resale of any of the Transfer
Shares under the Securities Act and any other applicable securities laws.

     (B)   The  Transfer Shares to be  issued  and
contributed  to  the LLC as contemplated  by  this
Agreement  are being acquired by the LLC  for  its
own account, for investment purposes, and not with
a  view  to, or for sale in connection  with,  any
distribution   thereof   in   violation   of   the
Securities Act or any other securities laws that may be applicable.

     (C) Watertone is not an affiliate (as such term is defined in the Securities Act) of Alpha.

     (D)  Watertone (i) has sufficient knowledge and
experience in financial and business matters so as
to  be  capable of evaluating the merits and risks
of  its  investment in the Transfer Shares and  is
capable  of  bearing the economic  risks  of  such
investment,  including  a  complete
loss  of  its
investment  in the Transfer Shares; (ii)  believes
that  its  investment in the  Transfer  Shares  is
suitable  for  it  based upon its  objectives  and
financial  needs,  and it has adequate  means  for
providing  for  its  current financial  needs  and
business contingencies and has no present need for
liquidity  of  investment  with  respect  to   the
Transfer  Shares;  (iii)  has  no  present   plan,
intention  or  understanding,  and  has  made   no
arrangement, to sell or otherwise dispose  of  (or
to  have the LLC sell or otherwise dispose of) any
of  the Transfer Shares at any predetermined  time
or  for  any  predetermined price;  (iv)  has  not
purchased,  sold or entered into any  put  option,
short position or similar arrangement with respect
to  (and  will  not  cause or permit  the  LLC  to
purchase, sell or enter into any put option, short
position  or similar arrangement with respect  to)
the  common stock of Alpha, and will not,  for  so
long  as  the LLC owns any of the Transfer Shares,
purchase, sell or enter into any such put  option,
short position or similar arrangement (or cause or
permit the LLC to purchase, sell or enter into any
such   put  option,  short  position  or   similar
arrangement)  in  any  manner  that  violates  the
provisions  of the Securities Act or the  Exchange
Act.   Watertone  is,  and the  LLC  will  at  the
Closing be, an "accredited investor," as that term is defined in Rule 501(a) promulgated under the Securities Act.

     (E)    No  oral  or  written  statements   or
representations have been made to Watertone by  or
on behalf of Alpha in connection with the offering
and  sale  of the Transfer Shares hereunder  other
than   those  expressly  set  forth  herein,   and
Watertone is not (directly or through the  LLC  as
contemplated hereby) subscribing for,  or  seeking
to acquire, the Transfer Shares as a result of, or
in response to, any advertisement, article, notice
or other communication published in any newspaper,
magazine  or  similar  media  or  broadcast   over
television or radio, or presented at any seminar or meeting.

     (F)  Watertone acknowledges that the Securities
Act  restricts the transferability of  securities,
such  as  the Transfer Shares, issued in  reliance
upon   the   exemption   from   the   registration
requirements  of  the Securities Act  provided  by
Section  4(2)  thereunder, and  that,  subject  to
Section  5.02,  the certificate  representing  the
Transfer   Shares   will   bear   a   legend    in
substantially the following form, by which the LLC and each subsequent holder of such securities will be bound:

     THE   SECURITIES   REPRESENTED   BY   THIS
     CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
     THE  U.S.  SECURITIES  ACT  OF  1933,   AS
     AMENDED  (THE  "SECURITIES ACT"),  OR  ANY
     OTHER APPLICABLE SECURITIES LAWS AND  HAVE
     BEEN  ISSUED IN RELIANCE UPON AN EXEMPTION
     FROM THE REGISTRATION REQUIREMENTS OF  THE
     SECURITIES  ACT AND SUCH SECURITIES  LAWS.
     THE   SECURITIES   REPRESENTED   BY   THIS
     CERTIFICATE  MAY  NOT  BE  OFFERED,  SOLD,
     PLEDGED  OR  OTHERWISE  TRANSFERRED  OTHER
     THAN  (A) TO ALPHA HOSPITALITY CORPORATION
     ("ALPHA")  OR ANY SUBSIDIARY THEREOF,  (B)
     PURSUANT  TO RULE 144 UNDER THE SECURITIES
     ACT,   (C) PURSUANT TO ANY OTHER AVAILABLE
     EXEMPTION     FROM    THE     REGISTRATION
     REQUIREMENTS OF THE SECURITIES ACT OR  (D)
     PURSUANT   TO  AN  EFFECTIVE

     REGISTRATION STATEMENT UNDER THE SECURITIES  ACT.   THE
     HOLDER OF THIS CERTIFICATE AGREES THAT  IT
     WILL  GIVE  TO  EACH PERSON TO  WHOM  THIS
     SECURITY   IS  TRANSFERRED  (UNLESS   SUCH
     SECURITY  IS  TRANSFERRED PURSUANT  TO  AN
     EFFECTIVE REGISTRATION STATEMENT UNDER THE
     SECURITIES ACT) A NOTICE SUBSTANTIALLY  TO
     THE  EFFECT OF THIS LEGEND.  IN CONNECTION
     WITH  ANY  PROPOSED TRANSFER  PURSUANT  TO
     CLAUSES  (B)  OR  (C)  ABOVE,  ALPHA   MAY
     REQUIRE  THAT  THE TRANSFEROR  FURNISH  IT
     WITH AN OPINION OF COUNSEL CONFIRMING THAT
     SUCH TRANSFER IS BEING MADE PURSUANT TO AN
     EXEMPTION  FROM,  OR IN A TRANSACTION  NOT
     SUBJECT  TO, THE REGISTRATION REQUIREMENTS
     OF THE SECURITIES ACT.

     (G) Watertone acknowledges that as the common stock of Alpha is currently quoted on a U.S.
automated interdealer quotation system, Rule 144A under the Securities Act may not be available with respect to resale of the Transfer Shares.

    SECTION   4.03.   No  Brokers.    No   broker,
finder,  agent or similar intermediary is entitled
to  any  broker's, finder's, placement or  similar
fee  or  other commission in connection  with  the
transactions  contemplated  hereby  based  on  any
agreement,   arrangement  or  understanding   with
Alpha.

    SECTION 4.04   Compliance With Regulations  By
Gaming  Authorities.  Watertone  acknowledges  and
understands   that   Alpha   is   involved,    and
anticipates  being  involved  in  the  future,  in
gaming  or gambling activities and that  Alpha  is
accordingly subject to (and is expected to  remain
subject  to) regulation by the Mississippi  Gaming
Commission   and/or   other  Gaming   Authorities.
Watertone  further  acknowledges  and  understands
that,  as  a  consequence of  the  foregoing,  (a)
Watertone and/or principals thereof or therein may
be  subject  to  a  finding of suitability  (or  a
similar  determination)  by  one  or  more  Gaming
Authorities.  Watertone agrees that  it  will,  at
its  own  expense,  timely and fully  comply  (and
cause  each of its principals to timely and  fully
comply)  with  all rules and regulations  of  each
Gaming  Authority having jurisdiction or authority
over  Alpha  or any of its operations,  including,
without  limitation, applying  for  a  finding  of
suitability (or any similar determination) and, if
so  ruled, ordered or otherwise determined by  any
such  Gaming  Authorities,  divesting  itself  (or
themselves) of any direct or indirect interest  in
Alpha (including, without limitation, the Transfer
Shares   and/or  the  LLC)),  which  may  include,
without  limitation, requiring the LLC  to  divest
itself  of the Transfer Shares or any other direct
or indirect interest in Alpha, and (b) in addition
to   the  legend  referred  to  above  in  Section
4.02(F),   the  certificate(s)  representing   the
Transfer  Shares will bear a legend to the  effect
that   the   Transfer  Shares   are   subject   to
Mississippi  law  and  the  regulations   of   the
Mississippi  Gaming  Commission  and  such   other
legends as may be required from time to time under the rules and regulations of any applicable Gaming
Authority.

                     ARTICLE V

             RESTRICTIONS ON TRANSFER

    SECTION 5.01   Transfer Restrictions.

    (A)  Watertone acknowledges that any  proposed
offer,  sale,  pledge  or other  transfer  of  the
Transfer Shares prior to the date that is two  (2)
years  from  the date as of which such
securities were  issued  as contemplated hereunder  (or  such other date as may be required pursuant to Rule 144
under  the  Securities Act (or  similar  successor
provision) as in effect from time to time), in the
absence of registration under the Securities  Act,
is limited.  Accordingly, prior to such passage of
time or such registration, the Transfer Shares may
be offered, sold, pledged or otherwise transferred
only to (i) Alpha, (ii) in an offshore transaction
in  accordance with Rule 904 under the  Securities
Act,  (iii)  pursuant to any other exemption  from
registration provided by the Securities Act,  (iv)
pursuant to Rule 144 under the Securities  Act  or
(v)   pursuant   to   an  effective   registration
statement under the Securities Act; and in the case of any transfer pursuant to clause (ii),
(iii) or (iv), Alpha shall be entitled to receive an opinion of counsel, in form and substance reasonably satisfactory to Alpha, to the effect that registration is not required in connection with such disposition.

    (B)   Alpha   agrees  to  issue   certificates
representing  the  Transfer  Shares  without   the
legend referenced in Section 4.02(F) at such  time
as  (i) the holder thereof is permitted to dispose
of  such Shares pursuant to Rule 144(k) under  the
Securities  Act  (to the extent applicable),  (ii)
such  Shares are sold to a purchaser or purchasers
who  (in  the opinion of counsel to the seller  of
such  Shares,  in  form  and substance  reasonably
satisfactory to Alpha) are able to dispose of such
securities publicly without registration under the
Securities  Act  and  such  legend  is  no  longer
required   to  be  included  on  the  certificates
representing such Shares or (iii) such Shares  are
sold   pursuant   to  an  effective   registration
statement under the Securities Act.

    SECTION 5.02.  Rules 144; Current Information.
For  so  long  as any of the Transfer  Shares  are
outstanding, Alpha will (i) cause its common stock
to  continue to be registered under Section 12  of
the Exchange Act, file all reports required to  be
filed  by  it  under the Securities  Act  and  the
Exchange Act and will take such further actions as
Watertone  may  reasonably  request,  all  to  the
extent  required from time to time to  enable  the
LLC  or  Watertone, as the case may  be,  to  sell
Transfer  Shares  without registration  under  the
Securities  Act pursuant to the safe  harbors  and
exemptions   provided  by  Rule  144   under   the
Securities Act (to the extent applicable), as such
Rule  may  be  amended from time to time,  or  any
similar  rule or regulation hereafter  adopted  by
the SEC, and (ii) furnish the LLC or Watertone, as
the   case   may  be,  with  all  reports,   proxy
statements and registration statements that  Alpha
files   with  the  SEC  or  distributes   to   its
securityholders pursuant to the Securities Act and
the  Exchange Act at the times of such filings and
distributions (unless such documents are available
electronically  from the SEC or elsewhere  without
charge    and    within   a   period    reasonably
contemporaneous with the filing thereof with the SEC, in which case such documents need not be provided to the LLC or Watertone).

                    ARTICLE VI

   WATERTONES'S COVENANTS REGARDING TRANSFERRED
                     INTEREST


      SECTION  6.01.  No  Amendments  to  Catskill
Operating  Agreement.  Except as may be  expressly
agreed to in writing by Alpha, Watertone shall not
consent  or  agree  to  any  amendment  or   other
modification of the Catskill Operating Agreement if such amendment or other modification could or might, in the reasonable judgment of Alpha, impair or otherwise affect any distributions or other economic benefits anticipated to be derived from the Transferred Interest.

      SECTION  6.02.  No  Waivers  Under  Catskill
Operating  Agreement.  Except as may be  expressly
agreed to in writing by Alpha, Watertone shall not
consent or agree to any waiver of any provision of
the   Catskill   Operating   Agreement   (or   the
performance  by  any other party to  the  Catskill
Operating  Agreement  of any  of  its  obligations
thereunder) if such waiver (or the non-performance
of  such  obligations)  could  or  might,  in  the
reasonable  judgment  of  Watertone,   impair   or
otherwise  affect  any  distributions   or   other
economic benefits anticipated to be derived from the Transferred Interest.

      SECTION  6.03.  No Attachment  of  Liens  on
Transferred   Interest.    Watertone   will   not,
individually, as a member or manager of the LLC or
otherwise,  (i) take any action that  would  cause
any  Lien  to  attach  to  any  of  the  Watertone
Interests (or any proceeds therefrom) or give rise
to  any  claim or right of set-off against any  of
the   Watertone   Interests   (or   any   proceeds
therefrom) or (ii) fail to take any action if  the
failure  to take such action would cause any  Lien
to  attach  to any of the Watertone Interests  (or
any  proceeds therefrom) or give rise to any claim
or  right  of set-off against any of the Watertone
Interests  (or any proceeds therefrom);  provided,
however,  that  the foregoing shall  not  prohibit
Watertone from obtaining or granting any  Lien  on
or with respect to the distributions derived from,
but  only  the  distributions  derived  from,  the
remaining  fifty-two and one-half percent  (52.5%)
of the Watertone Interests that have not been, or are not as contemplated hereby to be, transferred, assigned and conveyed to the LLC.

                   ARTICLE VII.

                   MISCELLANEOUS

     SECTION  7.01.  Expenses.   Each  Party  will
bear  all  of its own expenses in connection  with
the  preparation and negotiation of this Agreement
and   the  other  Transaction  Documents  and  the
consummation and performance of its obligations hereunder and thereunder.

     SECTION    7.02.   Notices.    All   notices,
demands,  requests, consents, approvals  or  other
communications (collectively, "Notices")  required
to  be  given  hereunder shall be in  writing  and
shall  be  personally served or deposited  in  the
mail,  registered  or  certified,  return  receipt
requested,   postage  prepaid,  or  delivered   by
reputable  overnight  air  courier  service   with
charges prepaid, or transmitted by facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice given in accordance with this Section 7.02:

          (A) if to Alpha, to:     Alpha Hospitality Corporation
                         29-76 Northern Boulevard, 2nd Floor
                          Long Island City, New York 11101
                         Attention: Thomas Aro, Secretary
                         Facsimile No.: (718) 685-3678
          with a copy thereof (which shall not
constitute notice) simultaneously and similarly
sent to:
                         Reed Smith LLP
                         529 Fifth Avenue
                         New York, New York 10017
                         Attention: Herbert F.
Kozlov, Esq.
                         Facsimile No.: (212) 972-
9487

                          (B) if to Watertone, to:
                    Watertone Holdings, LP
                    c/o Scott Kaniewski
                    2412 Central Park Avenue
                    Evanston, IL 60201
                    Facsimile No.: (847) 328-4032

          with a copy thereof (which shall not
constitute notice) simultaneously and similarly
sent to:
                   Stites & Harbison
                   Attn: William W. Hopson
                   3350 Riverwood Pkwy, Suite
                   1700
                   Atlanta, GA  30339
                   Facsimile No.: (770) 850-7070

Any  Notice shall be deemed given on the  date  of
service  or transmission if personally  served  or
transmitted  by facsimile with receipt  confirmed.
Any Notice otherwise sent as provided herein shall
be  deemed  given on the third (3rd) Business  Day
following the date mailed or on the next  Business
Day  following  delivery  of  such  notice  to   a
reputable overnight air courier service.

    SECTION   7.03.   Entire   Agreement.     This
Agreement,  together  with the  other  Transaction
Documents, constitutes the entire agreement of the
parties with respect to the subject matters hereof
and   thereof   and  supersedes  all   prior   and
contemporaneous    agreements,    representations,
understandings,   negotiations   and   discussions
between the parties, whether oral or written, with respect to such subject matters.

    SECTION  7.04.  Amendment  and  Waiver.   This
Agreement  may not be amended, modified or  waived
except  by a writing executed by the Party against
which  such amendment, modification or  waiver  is
sought  to been enforced.  Waivers may be made  in
advance  or after the right waived has  arisen  or
the  breach  or default waived has occurred.   Any
waiver  may  be  conditional.  No  waiver  of  any
breach   of  any  agreement  or  provision  herein
contained  shall  be  deemed  a  waiver   of   any
preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligation or act shall be deemed a waiver or extension of the time for performance of any other obligation or act.

    SECTION  7.05.  Assignment;  No  Third   Party
Beneficiaries.   This Agreement  and  the  rights,
duties  and  obligations  hereunder  may  not   be
assigned or delegated by either Alpha, on the  one
hand, or Watertone, on the other hand, without the
prior  written consent of the other
party  hereto;
provided, however, that Alpha may, as contemplated
herein, designate an Affiliate thereof to  be  the
Alpha  Designee, which is contemplated  herein  to
become  a  party  to the LLC Operating  Agreement.
Except as provided in the preceding sentence,  any
purported  assignment  or  delegation  of  rights,
duties  or obligations hereunder made without  the
prior written consent of the other Party shall  be
void  and  of no effect.  This Agreement  and  the
provisions  hereof  shall  be  binding  upon   and
enforceable   against  the   Parties   and   their
respective successors and assigns and shall inure to the benefit of and be enforceable by each of the Parties and their respective successors and permitted assigns. This Agreement is not intended to confer any rights or benefits on any Persons other than as set forth above.

     SECTION  7.06.Severability.   The  terms  and
provisions  of  this  Agreement  shall  be  deemed
severable,  and the invalidity or unenforceability
of  any  term or provision hereof shall not affect
the  validity or enforceability of this  Agreement
or   of   any  other  term  or  provision  hereof.
Furthermore,  in  lieu  of  any  such  invalid  or
unenforceable  term  or  provision,  the   Parties
intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

     SECTION   7.07.Further   Assurances.     Each
Party, upon the request of the other Party,  shall
do  all such further acts and execute, acknowledge
and  deliver  all  such  further  instruments  and
documents  as  may be necessary  or  desirable  to
carry   out,   effectuate   and/or   evidence   or
memorialize the transactions contemplated by this Agreement; provided, that, if there shall be a Alpha Designee, Alpha may cause the Alpha Designee to do so in lieu of Alpha doing so.

     SECTION    7.08.    Titles   and    Headings;
Interpretation.  Titles, captions and headings  of
the  Articles  and Sections of this Agreement  are
for  convenience of reference only and  shall  not
affect  the construction of any provision of  this
Agreement.  Whenever the singular number  is  used
in   this  Agreement  and  when  required  by  the
context,  the  same shall include the  plural  and
vice versa, and the neuter, masculine and feminine
gender  of any pronoun or possessive shall include
all  other  genders.   Unless  otherwise  provided
herein,  references  herein  to  any  Section   or
Article   are   references  to  the  corresponding
Section or Article of this Agreement. Use of the terms "herein," "hereof" or "hereunder" or similar terms shall refer to this Agreement as a whole and not to any particular Article, Section or other provision of this Agreement.

     SECTION  7.09. Right of First  Refusal.    In
the event Alpha proposes to sell any shares of its
common  stock  to  a  third  party  prior  to  the
Closing,  it will give the LLC at least  ten  (10)
business  days' notice of such proposed sale  (the
"Proposed Sale") (which notice (the "Proposed Sale
Notice")  shall set forth the principal terms  and
conditions of the Proposed Sale and the  scheduled
date, time and location of the Proposed Sale)  and
shall not consummate the Proposed Sale unless  the
LLC  is provided with the opportunity to purchase,
simultaneously  with  the  consummation   of   the
Proposed  Sale,  fourteen  and  ninety  six   one-
hundredths  percent  (14.96%)  of  the  number  of
shares of Alpha's common stock being sold by Alpha
to  such  third party in the Proposed  Sale  (such
number   of   shares,  the  "Protected   Number");
provided,   however,  that   (a)   the   foregoing
obligation shall terminate if the consummation  of
the  transactions contemplated by  this  Agreement
have   been   presented  for   approval   to   the
stockholders of Alpha
at a meeting of stockholders
and  such stockholders have failed to approve  the
consummation   of  such  transactions,   (b)   the
foregoing obligation shall not extend or apply  to
any  issuance  of shares of Alpha's  common  stock
upon  the  exercise  of  any  right  to  purchase,
convert  or exchange any securities of Alpha  that
are   exercisable   for,   convertible   into   or
exchangeable for shares of Alpha's common stock or
the issuance of shares of Alpha's common stock  in
consideration of the cancellation of  indebtedness
owed  by Alpha and (c) Alpha's obligation to  sell
any   shares  of  common  stock  pursuant  to  the
foregoing shall be limited to the lesser of the Protected Number and the number of shares of common stock that the LLC has committed, as set forth in a notice delivered to Alpha at least two
(2) business days prior to the scheduled closing of the Proposed Sale, to purchase from Alpha at the time of the Proposed Sale on the terms and conditions set forth in the Proposed Sale Notice.

     SECTION   7.10.  Adjustment  in   Number   of
Transfer    Shares.    Notwithstanding    anything
contained herein to the contrary, if, between  the
date  hereof  and  the date of  the  Closing,  the
number  of  outstanding shares of  Alpha's  common
stock  shall be increased on account  of  a  stock
dividend, stock split or similar event, the number
of  the  Transfer  Shares shall be proportionately
increased, and if the number of outstanding shares
of  Alpha's  common stock shall  be  decreased  on
account of a reverse stock split or similar event,
the  number  of  the  Transfer  Shares  shall   be
proportionately decreased.

     SECTION 7.11.  Indemnification.

     (A)   Each  of  the Parties (an "Indemnifying
Party")  shall  indemnify and hold  harmless  each
other   Party   and   its  respective   directors,
officers, employees, agents and affiliates and the
heirs,  estates, executors, legal representatives,
successors  and  assigns of any of  the  foregoing
(all   of   the   foregoing,   collectively,    an
"Indemnified Party") from and against,  and  shall
reimburse each Indemnified Party for, any and  all
liabilities,  losses, damages, costs and  expenses
(including,    without   limitation,    reasonable
attorneys'  fees and other legal costs,  including
those  related  to any appeal, and  costs  of  any
investigation)    (all    of    the     foregoing,
collectively, "Losses") that have been suffered or
incurred  by such Indemnified Party and that  have
resulted  from,  or been occasioned  by,  (a)  any
breach  or violation by the Indemnifying Party  of
any  of its representations, warranties, covenants
and  other agreements set forth herein or  any  of
the  other Transaction Documents or (b) any  claim
asserted  by any third party that, if true,  would
constitute   a   breach  or   violation   by   the
Indemnifying Party of any of its representations, warranties, covenants and other agreements set forth herein or in any related agreement of the other Transaction Documents (any such claim, a "Third-Party Claim").

     (B)   If  any Indemnified Party shall receive
notice  of,  or  otherwise  become  aware  of  the
assertion of, a Third-Party Claim with respect  to
which  such  Indemnified  Party  intends  to  seek
indemnification under this Section 7.11, then such
Indemnified Party shall give prompt written notice
thereof  to  the Indemnifying Party, which  notice
shall include or be accompanied with a copy of any
summons,  complaint or other written  evidence  of
such  Third-Party  Claim to the extent  that  such
summons,  complaint or other written evidence  has
been received by such Indemnified Party or by  any
attorney  or other agent thereof.  The failure  of
an  Indemnified Party to give such  notice  or  to
give  such  notice promptly shall not relieve  the
Indemnifying Party of its obligation to  indemnify
such  (or any other) Indemnified Party under  this
Section 7.11 except to the extent that the failure
to  give  such notice or the delay in giving  such
notice  has materially
prejudiced the Indemnifying
Party in its ability to defend against such Third-
Party  Claim.  The Indemnifying Party shall,  with
counsel  selected by it (which selection shall  be
subject   to   the  approval  of  the  Indemnified
Parties,  such  approval not  to  be  unreasonably
withheld  or  delayed),  be  entitled  to   defend
against   and   settle  any  Third  Party   Claim;
provided, however, that its right to do  so  shall
be   conditioned  upon  its  having  confirmed  in
writing  to the Indemnified Parties its obligation
to  indemnify them with respect to such Claim (any
such  confirmation, a "Notice to Indemnify")  and,
provided,  further, however, that the Indemnifying
Party  shall  not be entitled to  enter  into  any
settlement  of  any such Claim without  the  prior
written consent of the Indemnified Parties,  which
consent  shall  not  be unreasonably  withheld  or
delayed.    Notwithstanding   anything   contained
herein  to the contrary, the Indemnifying  Party's
obligation  to indemnify the Indemnifying  Parties
against any Third-Party Claim shall be conditioned
upon  the Indemnifying Parties providing full  and
timely  cooperation in the defense of such  Claim,
which    cooperation   shall   include,    without
limitation,  furnishing such records,  information
and  testimony,  and attending  such  conferences,
discovery   proceedings,  hearings,   trials   and
appeals, as may reasonably be requested by the Indemnifying Party.

     (C)    Notwithstanding   anything   contained
herein to the contrary, except as provided in  the
next  following  sentence, the Indemnifying  Party
shall   not   be   obligated  to   indemnify   any
Indemnified  Party  for,  or  otherwise  pay,  any
attorneys'  fees or other legal or  related  costs
(or  any  costs of any investigation) suffered  or
incurred  by  any Indemnified Party in  connection
with  any  Third-Party Claim after the Indemnified
Parties  receive  any  Notice  to  Indemnify  with
respect  to  such Claim; provided, however,  that,
if,  after  giving  any Notice to  Indemnify,  the
Indemnifying  Party  reverses  its  position   and
claims  that  it is not required to indemnify  the
Indemnified Parties against the Third-Party Claim,
then,  in  the  event  the Indemnifying  Party  is
obligated  hereunder to indemnify the  Indemnified
Parties   with   respect  to   such   Claim,   the
Indemnifying  Party  shall  bear   and   pay   the
reasonable attorneys' fees and other legal  costs,
including  those related to any appeal, and  costs
of  any investigation, incurred by the Indemnified
Parties  after the Indemnifying Party has reversed
its  position and claimed that it is not  required
to  indemnify the Indemnified Parties against such
Claim.  Notwithstanding the foregoing, if there is
a  legitimate and good faith conflict of  interest
between the Indemnifying Party and the Indemnified
Parties  in  connection with the  defense  of  any
Third-Party Claim so that one counsel or law  firm
could  not  properly  represent  both  parties  in
connection  with  such defense,  the  Indemnifying
Party,  in the event it is obligated hereunder  to
indemnify the Indemnified Parties with respect  to
such  Claim,  shall  bear and pay  the  reasonable
attorneys'  fees and other legal costs,  including
those  related  to any appeal, and  costs  of  any
investigation, incurred by the Indemnified Parties
in  connection  with such defense,  regardless  of
whether the Indemnifying Party has given a  Notice
to  Indemnify.   However, under  no  circumstances
shall the Indemnifying Party be obligated to pay for the attorneys' fees or related legal fees of more than one attorney or law firm for or on behalf of one or any group of the Indemnified
Parties.

     SECTION  7.12. GOVERNING LAW and JURY WAIVER.
THIS  AGREEMENT SHALL BE GOVERNED BY,  INTERPRETED
UNDER   AND  CONSTRUED  IN  ACCORDANCE  WITH   THE
INTERNAL  LAWS OF THE STATE OF NEW YORK APPLICABLE
TO  AGREEMENTS  MADE  AND TO BE  PERFORMED  WHOLLY
WITHIN  SUCH  STATE,  WITHOUT  GIVING  EFFECT   TO
PRINCIPLES OF CONFLICTS OF LAWS THEREOF.   EACH OF
THE  PARTIES EXPRESSLY WAIVES ITS RIGHT TO A  JURY
TRIAL  WITH  RESPECT  TO ANY SUIT,  LITIGATION  OR

OTHER JUDICIAL PROCEEDING REGARDING THIS AGREEMENT
OR  ANY  OTHER TRANSACTION DOCUMENT OR ANY DISPUTE
HEREUNDER  OR  THEREUNDER OR  RELATING  HERETO  OR
THERETO.   Each  of the parties  agrees  that  any
dispute under or with respect to this Agreement or
any  of  the other Transaction Documents shall  be
determined  before  the state  or  federal  courts
situated  in  the City, County and  State  of  New
York,    which   courts   shall   have   exclusive
jurisdiction  over and with respect  to  any  such
dispute,   and   each   of  the   Parties   hereby
irrevocably submits to the jurisdiction of such courts. Each Party hereby agrees not to raise any defense or objection, under the theory of forum non conviens or otherwise, with respect to the jurisdiction of any such court.

     SECTION  7.13. Post-Closing Obligations.   As
soon   as   reasonably  practical  following   the
Closing, Alpha shall take such actions as may be necessary to call and hold a special meeting of stockholders for the purpose of considering and voting upon a proposal to approve the amendment of each of the Employment Agreements to provide for the issuance to the Employee party thereto options for up to an aggregate of 295,689 shares of Alpha's common stock.

     SECTION  7.14  Counterparts.  This  Agreement
may  be  executed in counterparts, each  of  which
shall  be  deemed an original, all of which  taken
together   shall  constitute  one  and  the   same
instrument.

     IN  WITNESS  WHEREOF,  each  of  the  Parties
hereto has caused this Agreement to be executed on
its   respective   behalf  by   the   undersigned,
thereunto duly authorized, as of the date first set forth above.

     ALPHA HOSPITALITY CORPORATION  WATERTONE HOLDINGS, LP
                                    By: BKB, LLC,
                                    Its General
Partner
     By:
     Name:  Brett G. Tollman
     Title:  Vice President         By:
                                    Name:  Scott A. Kaniewski
                                    Title: Member/Manager

      SCHEDULE 3.02 TO CONTRIBUTION AGREEMENT


Part I - Authorized Capital Stock

75,000,000 shares of common stock
5,000,000  shares  of preferred  stock,  of  which
625,000  shares have been designated  as  Class  A
Convertible  Preferred Stock, 821,496 shares  have
been  designated as Class B Convertible  Preferred
Stock,  135,162  shares have  been  designated  as
Class  C  Convertible Preferred  Stock  and  4,000
shares have been designated as Class D Convertible
Preferred Stock

Part II - Authorized Capital Stock At Time Of
Closing

Same  as  under Part I above subject  to  (A)  the
issuance  of additional shares of common stock  or
preferred    stock   upon   the   conversion    of
indebtedness  owed to Bryanston, (B) the  issuance
of  additional  shares of common  stock  upon  the
conversion  of  shares  of  the  Class  B  and   C
Convertible  Preferred  Stock,  (C)  the  issuance
additional  shares  of  common  stock   upon   the
conversion  of  shares of the Class D  Convertible
Preferred Stock, 4% Convertible Notes and Warrants issued to Societe Generale, (D) the issuance of shares of common stock upon the exercise of options and/or warrants and/or (E) the issuance of shares of common stock in lieu of cash dividends accrued on outstanding preferred stock.

Outstanding Securities (Which, As Of The  Closing,
May  Be  Subject  To  Adjustment  Based  Upon  The
Matters Set Forth Above Or Below):

                                    Number Of Shares Of Common
          Securities                          Stock
                                          Actual Or On A
                                    Converted/Exercised Basis
Shares of common stock                                 3,689,772#
(exclusive of shares committed
to be issued in consideration
for the cancellation of
indebtedness owed to Bryanston)

44,258 shares of Class B                                   35,407
Convertible Preferred Stock,
convertible at the rate of 0.8
shares of common stock per
share of preferred stock, which
shares are not being converted

Stock options                                             237,650

$1,530,000 of deferred                              Indeterminate
compensation owed to Stanley
Tollman is payable in shares of
Alpha's common stock (which
shares have not yet been
issued)

Warrants issued to Societe                                 12,500
Generale

$1,250,000 of Alpha's 4%                                  56,912*
Convertible Notes Class issued
to Societe Generale, which are
convertible (inclusive of
accrued but unpaid interest)
into shares of common stock at
a price

(subject to a maximum
of $24) based upon a formula
related to the current market
value of the common stock at
the time of the conversion,
determined as the average of
the two lowest Closing Prices
during the 30 consecutive
trading days immediately
preceding the conversion.

Class D Convertible Preferred                                   0
Stock issued to Societe
Generale with an outstanding
stated value of $1,250,000,
which is convertible (inclusive
of accrued but unpaid
dividends) into shares of
common stock at a price
(subject to a maximum of $60)
based upon a formula related to
the current market value of the
common stock at the time of the
conversion, determined as the
average of the two lowest
Closing Prices during the 30
consecutive trading days
immediately preceding the
conversion.  The maximum number
of shares of Alpha's common
stock issuable upon the
conversion of the Class D
Convertible Preferred Stock has
been issued.

Under  the  terms of the Class B and C Convertible
Preferred Stock, Alpha may be obligated to issue shares of its common stock in lieu of cash dividends accrued on such Preferred Stock.

The  issuance  of  shares  of  common  stock  upon
conversion  of  the Class D Convertible  Preferred
Stock  is  subject to limitations as set forth  in
the  certificate  of designation with  respect  to
such  Preferred Stock; and the issuance of  shares
of   common  stock  upon  conversion  of  the   4%
Convertible Notes is subject to limitations as set forth in the documentation relating to such Notes.

Under  the terms of the certificate of designation
with  respect to the Class D Convertible Preferred
Stock,   any   shares  of  such  Preferred   Stock
outstanding  on  February 8, 2005 are  subject  to
mandatory conversion, and under the terms of  such
certificate of designation, shares of the Class  D
Convertible  Preferred Stock  may  be  subject  to
redemption  in  certain  situations,  such  as   a
"Change  of  Control Transaction" or a "Redemption
Event" (as those terms are defined therein).

Additionally, it is also contemplated that (a) approximately 238,000 shares of Alpha's common stock are to be issued with respect to the conversion of indebtedness owed to Bryanston, (b) an additional number of shares of Alpha's common stock (representing approximately $3,860,000 - which assuming a valuation of $13.00 per share, would result in the issuance of approximately
297,000 shares) are to be issued after January 31, 2002 with respect to dividends accrued on Alpha's
Class B and C Convertible Preferred Stock for 2001 and (c) 30,000 shares are to be issued with respect to commitments made by Alpha.

#   In  addition, Alpha has given instructions  to
its  transfer agent to issue 237,991 shares of its
common  stock  to Bryanston with  respect  to  the
discharge   of   certain  indebtedness   owed   to
Bryanston,  effective  June  13,  2001.    It   is
anticipated that those shares will be issued prior to the closing of the transactions contemplated hereby.

* This amount represents the maximum additional number of shares of Alpha's common stock that are issuable upon conversion of Alpha's 4% Convertible
Notes Class issued to Societe Generale.

                                         EXHIBIT A


        ___________________________________

                OPERATING AGREEMENT

                        OF

               NEW YORK GAMING, LLC

        A Georgia Limited Liability Company

        ___________________________________





THESE  SECURITIES  HAVE NOT BEEN REGISTERED  UNDER
THE  GEORGIA SECURITIES ACT AND HAVE NOT BEEN SOLD
THROUGH   PUBLICLY  DISSEMINATED   ADVERTISEMENTS,
NEWSPAPER  OR  OTHER  MASS  SOLICITATION   OR   BY
SEMINAR.   IN ADDITION, THESE SECURITIES HAVE  NOT
BEEN  REGISTERED WITH THE UNITED STATES SECURITIES
AND  EXCHANGE  COMMISSION  IN  RELIANCE  UPON   AN
EXEMPTION FROM SUCH REGISTRATION SET FORTH IN  THE
SECURITIES  ACT OF 1933 PROVIDED BY  SECTION  4(2)
THEREOF,  NOR HAVE THEY BEEN REGISTERED  WITH  THE
SECURITIES  COMMISSIONER OF  GEORGIA  IN  RELIANCE
UPON AN EXEMPTION FROM SUCH REGISTRATION FOUND  AT
O.C.G.A.  10-5-9(13).  THESE SECURITIES HAVE  BEEN
ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY  NOT
BE  OFFERED FOR SALE, PLEDGED, HYPOTHECATED,  SOLD
OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS
AND   CONDITIONS  OF  THIS  AGREEMENT  AND  IN   A
TRANSACTION    THAT   IS   EITHER   EXEMPT    FROM
REGISTRATION   UNDER  SUCH  SECURITIES   ACTS   OR
PURSUANT  TO  AN EFFECTIVE REGISTRATION  STATEMENT
UNDER SUCH ACTS.

ARTICLE I.  DEFINITIONS                                        1
ARTICLE II. FORMATION OF COMPANY                               6
     2.1  Formation.                                           6
     2.2  Further Filings.                                     6
     2.3  Name.                                                6
     2.4  Principal Place of Business.                         6
     2.5  Registered Office and Registered
          Agent.                                               6
     2.6  Business of the Company.                             6
     2.7  Duration.                                            6
ARTICLE III.MEMBERS; MEMBERSHIP INTERESTS                      6
     3.1  Members.                                             6
     3.2  Classes of Members.                                  7
     3.3  Representation as to Investment.                     7
     3.4  FURTHER INVESTMENT REPRESENTATIONS.                  7
ARTICLE IV. MANAGEMENT BY MANAGER                              9
     4.1  General.                                             9
     4.2  Actions Requiring the Approval of
          All of the Members.                                 10
     4.3  Actions Involving the Transferred
          Interest.                                           10
     4.4  Actions Involving the Transferred
          Interests.                                          11
     4.5  Standard of Care.                                   11
     4.6  Liability for Certain Acts.                         11
     4.7  Indemnity of Manager.                               11
     4.8  Appointment and Removal of Manager.                 12
ARTICLE V.  MEETINGS OF MEMBERS AND ACTIONS
            ON WRITTEN CONSENT                                12
     5.1  Annual Meeting.                                     12
     5.2  Special Meetings.                                   12
     5.3  Place of Meetings.                                  12
     5.4  Notice of Meetings and Quorum.                      12
     5.5  Meetings of all Members.                            13

     5.6  Record Date.                                        13
     5.7  Manner of Acting.                                   12
     5.8  Proxies.                                            12
     5.9  Action by Members Without a
          Meeting.                                            13
     5.10 Waiver of Notice.                                   13
     5.11 Meeting by Telephone.                               13
ARTICLE VI. RIGHTS AND OBLIGATIONS OF
            MEMBERS                                           14
     6.1  Limited Liability.                                  14
     6.2  List of Members.                                    14
     6.3  Priority and Return of Capital.                     14
ARTICLE VII.CONTRIBUTIONS TO THE COMPANY AND
            ADDITIONAL CAPITAL
            CONTRIBUTIONS; CASH CALLS                         14
     7.1  Members' Capital Contributions.                     14
     7.2  Additional Contributions.                           14
     7.3  Limited Obligations of Members.                     15
     7.4  Withdrawal or Reduction of Members'
          Contributions to Capital.                           15
     7.5  No Third Party Beneficiaries.                       15
ARTICLE VIII.  DISTRIBUTION TO MEMBERS                        15
     8.1  Distributions.                                      15
     8.2  Limitation Upon Distributions.                      16
     8.3  Priority of Distributions.                          16
     8.4  Withholding.                                        16
     8.5  Distributions Upon Dissolution.                     16
     8.6  Loans to Company.                                   16
ARTICLE IX. ALLOCATIONS                                       16
     9.1  Allocation of Net Profits and Net
          Losses.                                             16
     9.2  Special Allocation of Gain and Loss
          Upon Sale of Company's Property.                    16
     9.3  Qualified Income Offset; Minimum
          Gain Chargeback; Losses Creating
          Negative Capital Accounts.                          17
     9.4  Priority Returns.                                   18
     9.5  Compliance With Code  704(b) and
          704(c).                                             18

     9.6  Overriding Allocations.                             19
ARTICLE X.  COMPENSATION AND REIMBURSEMENTS
            OF MEMBERS AND THE MANAGER                        19
     10.1 Compensation.                                       19
     10.2 Out-of-Pocket Reimbursements.                       19
ARTICLE XI. ACCOUNTING, BOOKS, AND RECORDS                    19
     11.1 Accounting Method.                                  19
     11.2 Accounting Period.                                  19
     11.3 Records, Audits and Reports.                        19
     11.4 Additional Books and Records.                       20
     11.5 Financial Statements.                               20
     11.6 Tax Returns.                                        20
     11.7 Tax Matters Person.                                 20
ARTICLE XII.TRANSFERABILITY                                   20
     12.1 General Prohibition.                                20
     12.2 Conditions of Substituted
          Membership.                                         21
     12.3 Right to Purchase Residual Rights.                  22
     12.4 Successors as to Economic Rights.                   22
     12.5 Restrictions on Resignation.                        22
ARTICLE XIII.   SUBSTITUTE MEMBERS                            22
ARTICLE XIV.DISSOLUTION AND TERMINATION                       23
     14.1 Dissolution.                                        23
     14.2 Effect of Dissolution.                              24
     14.3 Winding Up, Liquidation and
          Distribution of Assets.                             25
     14.4 Certificate of Termination.                         26
ARTICLE XV. MISCELLANEOUS PROVISIONS                          27
     15.1 Application of Georgia Law.                         27
     15.2 No Action for Partition.                            27
     15.3 Execution of Additional
          Instruments.                                        27
     15.4 Acceptance of Prior Acts by New
          Members.                                            27
     15.5 Construction.                                       27

     15.6 Headings.                                           27
     15.7 Waivers.                                            27
     15.8 Rights and Remedies Cumulative.                     28
     15.9 Severability.                                       28
     15.10 Heirs, Successors and Assigns.                     28
     15.11 Creditors.                                         28
     15.12 Counterparts.                                      28
     15.13 Federal Income Tax Elections.                      28
     15.14 Notices.                                           28
     15.15 Amendments.                                        28
     15.16 Provisions Conflicting with the Act.               28
     15.17 Banking.                                           29
     15.18 Title to Property.                                 29
     15.19 Authority of the Manager and Members
           to Engage in Other Business.                       29
     15.20 Indemnification and Exculpation of Members.        29
     15.21 Indemnification for Breach.                        29
     15.22 Entire Agreement.                                  31
     15.23 Determination of Matters Not Provided For
           In This Agreement.                                 31
     15.24 Further Assurances.                                31
     15.25 Time.                                              31

                OPERATING AGREEMENT
                        OF
               NEW YORK GAMING, LLC


     THIS OPERATING AGREEMENT (the "Agreement") is
made  and  entered  into as of  the  ____  day  of
___________,   2002,  by  and  between   WATERTONE
HOLDINGS,  LP  ("Watertone"), a  Delaware  limited
partnership,  and  ALPHA  __________   CORPORATION
("Alpha," and collectively with Watertone referred to as the "Parties" and each as a "Party" and the Parties as members in the Company (as hereinafter defined) are referred to collectively as the "Members" and each as a "Member").

                 R E C I T A L S:

      A.    A limited liability company was formed
under  the name New York Gaming, LLC (such limited
liability company, the "Company") pursuant to  and
under   the  provisions  of  the  Georgia  Limited
Liability Company Act by having the Articles of Organization of the Company filed with the Georgia
Secretary of State on July 20, 2001.

      B.    The Parties desire to enter into  this
Agreement to establish their respective rights and obligations with respect to the Company.

      NOW,  THEREFORE,  in  consideration  of  the
premises   and  the  mutual  covenants   contained
herein, the Parties hereby agree as follows:

ARTICLE VIII.

DEFINITIONS

     The  following  terms used in this  Agreement
shall   have  the  following  respective  meanings
(unless otherwise expressly provided herein):

     "Act."  The Georgia Limited Liability Company
Act at O.C.G.A. 14-11-100, et seq., as such Act may be amended from time to time (including corresponding provisions of succeeding statutes).

     "Affiliate."   A  Person or Persons  who  (i)
directly  or  indirectly,  through  one  or   more
intermediaries, controls, is controlled by  or  is
under   common  control  with  the  Person(s)   in
question,  (ii)  is a manager, officer,  director,
member,  equity  holder  or  shareholder  of   the
Person(s)  in  question, or (iii)  is  related  by
blood or marriage to the Person in question.   The
term   "control,"  as  used  in  the   immediately
preceding sentence, means, ownership of  at  least
50% of the beneficial interest or the voting rights of any entity, or the right to exercise, directly or indirectly, at least 50% of the voting rights of any entity, including the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such controlled Person.

     "Agreement."   This  Operating  Agreement  as
originally  executed  and as amended,
supplement, modified  or otherwise changed from time to  time.
This Operating Agreement shall be effective as of _______ ___, 2002.

     "Articles of Organization."  The Articles  of
Organization of the Company, as filed with the Secretary of State of Georgia as the same may be amended from time to time.

     "Business."  The Company shall hold,  manage,
control  and distribute the following  assets  and
any   proceed  resulting  therefrom  or  otherwise
related thereto:

     A.   Forty-seven and one-half percent (47.5%)
of  the  Watertone  Interests  (exclusive  of  any
voting   rights  associated  with  the   Watertone
Interests),  which was, or concurrently  with  the
execution and delivery of this Agreement is being,
contributed, transferred and assigned by Watertone
to the Company, as contemplated by Section 2.01 of
the   Contribution   Agreement   (as   hereinafter
defined)   and  as  set  forth  in  that   certain
Assignment Agreement (the "Assignment"), dated  as
of  even  date herewith, by Watertone in favor  of
the  Company and others (such forty-seven and one-
half  percent  (47.5%) of the Watertone  Interests
(exclusive  of any voting rights  in Catskill)  is
hereinafter   referred  to  as  the   "Transferred
Interest").

     B.    The  Five Hundred Seventy-Five Thousand
Eight  Hundred  Seventy-Four (575,874)  shares  of
common   stock  in  Alpha  that  have   been,   or
concurrently with the execution and delivery of this Agreement are being, issued and contributed by Alpha to the Company as contemplated by Section
2.01 of the Contribution Agreement (such shares the "Transfer Shares").

     C.   Such other contributions (if any) as may
be  made  by  the Members to the Company  for  the
benefit  of the Company or any Class of Membership
(provided,   however,  that  it  is   agreed   and
understood that no such contribution shall be made without the prior written consent of all of the Members).

     The Company may, however, with, but only with the prior written consent of all of the Members, also engage in all business activities permitted by the Act and as may be stated in its Articles of Organization, as amended.

     "Business  Day."   Any  day  other   than   a
Saturday, Sunday or other day on trading is not conducted on the New York or American Stock
Exchange.

     "Capital   Account."    A   capital   account
maintained in accordance with the rules  contained
in  Treas.  Reg.  1.704-1(b)(2) as  maintained  in
accordance  with applicable rules under  the  Code
and  as  set forth in Treas. Reg.  704-1(b)(2)  as
maintained  in  accordance with  applicable  rules
under  the  Code and as set forth in  Treas.  Reg.
1.704-1(b)(2)(iv) as amended from  time  to  time.
Consistent   therewith,  each   Member's   Capital
Account  will  be  adjusted  from  time  to   time
pursuant to Article IX hereof, the purpose of which is to set forth certain operating rules for the allocation of book items of income, gain, loss and deduction for Capital Account purposes. The provisions of Article IX hereof shall be construed in a manner consistent with Treasury Regulations
Section  1.704-1  (b)(2)(iv).  Upon  the  transfer
hereunder of all or part of a Member's interest, other than a transfer that terminates the Company as a partnership within the meaning of Code
Section 708(b)(1)(B), the Capital Account of the transferor Member that is attributable to the transferred Membership Interest will carry over to the transferee Member. In the event of a transfer of all or part of a Member's interest that causes a termination of the Company as a partnership within the meaning of Code Section 708(b)(1)(B), the Members' Capital Accounts will be adjusted in accordance with Treasury Regulations Section 1.704-
1(b)(2)(iv)(1).

     "Capital Contribution." Any contribution, as defined in O.C.G.A. 14-11-101(4), to the capital of the Company in cash or property by a Member whenever made.

     "Catskill Operating Agreement."  That certain
First  Amended & Restated Operating  Agreement  of
Catskill  Development,  L.L.C.,  effective  as  of
January  1,  1999,  by  and  among  Watertone  and
others,   as   such  agreement  may  be   amended,
supplemented or otherwise changed from time to time.

     "Cause." (i) Committing a willful or grossly negligent act or an act of fraud that adversely affects the Company, (ii) committing a felony or
(iii) abusing alcohol, narcotics or any other controlled substance while performing obligations under this Agreement.

     "Classes   of   Members"   and   "Class    of
Membership." Class A Members and Class B Members as further described and differentiated in Article
III, and any other classes, if any, that may be hereafter authorized by the Company with the prior written consent of all of the Members.

       "Code." The Internal Revenue Code of 1986, as amended from time to time. Any reference to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of succeeding law.

     "Company." New York Gaming, LLC, a Georgia limited liability company.

     "Contribution   Agreement."    That   certain
Amended And Restated Contribution Agreement, dated
as  of  February  8,  2002, by and  between  Alpha
Hospitality Corporation and Watertone, as the same
may   be   amended,  supplemented,   modified   or
otherwise changed.

     "Distributable Cash."  All cash, revenues and
funds   received  by  the  Company  from   Company
operations,  (which shall include all  Transferred
Interest Proceeds and Transfer Shares Proceeds (as
those  terms are defined below)), less the sum  of
the  following to the extent paid or set aside  by
the   Company:  (i)  all  principal  and  interest
payments  on indebtedness of the Company  and  all
other  sums  paid  to  creditors;  (ii)  all  cash
expenditures  incurred  incident  to  the   normal
operation of the Company's business; and (iii) such Reserve, if any, as all of the members have agreed to in writing as reasonably necessary to the proper operation of the Company's business.

     "Exchange Act." The Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

     "Economic Interest."  A Member's or  Economic
Interest  Owner's right to share in  Net

Profits, Net Losses and distributions of the Company's assets to the extent provided in this Agreement and the Act, but shall not include any right to vote on, consent to or otherwise participate in the management of the Company or any decisions by the Members by nature of the interest alone.

     "Economic Interest Owner."  The owner  of  an
Economic Interest who or that is not a Member.

     "Entity."   Any general partnership,  limited
partnership,     limited    liability     company,
corporation, joint venture, trust, business trust,
cooperative  or  association  or  other   business
entity or any foreign trust or foreign business organization.

     "Fiscal  Year."   The  Company  fiscal  year,
which shall be the calendar year.

     "Initial Capital Contribution." The initial contribution to the capital of the Company made by a Member pursuant to this Agreement.

     "Majority Interest." In the case of a vote or
action   taken  by  all  the  Members,  Membership
Interests of Members which, taken together, exceed
fifty  percent  (50%)  of  the  aggregate  of  all
Membership  Interests in the case  of  a  vote  or
action taken by all the Members or, in the case of
a  Class  of Members, the Membership Interests  of
any  particular Class of Membership  which,  taken
together,  exceed  fifty  percent  (50%)  of   the
aggregate of the Membership Interests represented by that Class of Members.

     "Manager."   The Person serving  pursuant  to
and with the powers and responsibilities set forth
in  Article  IV.   The initial  Manager  shall  be
Watertone.

     "Member."   Each of the parties who  or  that
executes  a  counterparts of this Agreement  as  a
member in the Company and each of the parties  who
may  hereafter  become members of the  Company  as
agreed to in writing by all of the then Members in
the  Company.  If a Person is a Member immediately
prior to the purchase or other acquisition by such
Person  of  a  Membership Interest or an  Economic
Interest, such Person shall have all the rights of
a   Member  with  respect  to  such  purchased  or
otherwise acquired Membership Interest or Economic
Interest, as the case may be.

     "Membership  Interest."   A  Member's  entire
interest  in the Company, including such  Member's
Economic Interest and the right to participate in the management of the business and affairs of the Company, including the right to vote on, consent to or otherwise participate in any decision or action of or by the Members pursuant to this Agreement or the Act.

     "Net Losses." The Company's losses computed pursuant to Section 9.l.

     "Net  Profits."   The  Company's  net  income
computed pursuant to Section 9.1.

     "O.C.G.A."    Official   Code   of    Georgia
Annotated.

      "Person."  Any individual or Entity, and the
heirs,     executors,    administrators,     legal
representatives, successors and assigns of such "Person" where the context so permits.

     "Reserves."   With  respect  to  any   fiscal
period, funds set aside or amounts allocated during such period to reserves, which shall be maintained in amounts deemed sufficient as set forth in writing agreed to by all of the Members, for working capital and to pay taxes, insurance, debt service or other costs or expenses incident to the ownership or operation of the Company's business.

     "Securities  Act."   The  Securities  Act  of
1933, as amended, together with the rules and regulations promulgated thereunder.

     "Transfer."  With respect to  any  Membership
Interest  and  Economic Interest, or  any  of  the
Transfer Shares, any sale, assignment, gift or any
other disposition, or any pledge, hypothecation or
other   encumbrance,  by  a  Member  or   Economic
Interest Owner, as the case may be, whether voluntary, involuntary or by operation of law.

     "Transferred    Interest   Proceeds."     All
proceeds  and  other distributions of  any  nature
whatsoever   (in  cash  or  any  other   property)
received or entitled to be received by the Company on account of or with respect to the Transferred
Interest or any portion thereof or any right or interest therein and all payments received or entitled to be received by the Company (as damages following judgment, as settlement payments or otherwise) with respect to the Assignment, any enforcement thereof or on account of or with respect to any breach or violations thereof.

     "Transfer Shares Proceeds." All proceeds and other distributions of any nature whatsoever (in cash or any other property) received or entitled to be received by the Company on account of or with respect to the Transferred Shares or any portion thereof or any right or interest therein.

     "Transferring Member."  A Member or  Economic
Interest   Owner   who  or  that   Transfers   for
consideration or gratuitously all or any portion of its Membership Interest or Economic Interest.

     "Treasury   Regulations,"  "Regulations"   or
"Treas.  Reg."  The Federal Income Tax Regulations
promulgated  under the Code, as  such  regulations
may  be  amended  from  time  to  time  (including
corresponding     provisions     of     succeeding
regulations).

     "Watertone  Interests."  The Twenty-Nine  and
One   Hundred   Sixty-Five   Thousandths   Percent
(29.165%)  interest  in the  gaming  and  wagering
operations,  and  the  Twenty-Five  Percent  (25%)
interest  in  the  horse  racing  operations,   of
Catskill Development, L.L.C. ("Catskill") owned by
Watertone immediately prior to the execution and delivery of the Assignment.

ARTICLE IX.



FORMATION OF COMPANY

     2.1  Formation.     On July 20, 2001, the Members
caused a limited liability company to be organized
by  having Articles of Organization filed with the
Secretary  of State of Georgia in accordance  with
the  Act.   It is the Members' intention that  the
Company  is,  and  constitutes, a partnership  for
purposes of federal income taxation.
     2.2  Further Filings. The Members shall execute
such  further  documents (including amendments  to
the   Articles  of  Organization)  and  take  such
further  actions as is appropriate to comply  with
the  requirements  of  law for  the  formation  or
operation  of  a  limited  liability  company   in
Georgia.
     2.3  Name.  The name of the Company is New York
Gaming, LLC.
     2.4  Principal Place of Business.  The principal
place  of business of the Company within the State
of  Georgia is 2412 Central Park Avenue, Evanston,
Illinois 60201.  The Company may locate its  place
of  business  and registered office at  any  other
place  or places as the Manager may from  time  to
time, with the prior written consent of all of the
Members, deem advisable.
     2.5  Registered Office and Registered Agent.  The
Company's  initial registered office shall  be  at
the   office  of  its  registered  agent  at  3350
Riverwood Parkway, Suite 1700, Atlanta, GA 30339, and the name of its initial registered agent at such address is S&H Atlanta, LLC. The registered office and registered agent may be changed from time to time by filing the address of the new registered office and/or the name of the new registered agent with the Secretary of State of Georgia pursuant to the Act and the applicable rules promulgated thereunder.
     2.6 Business of the Company. The business of the Company is and shall be as described in Article I in the definition of "Business."
     2.7 Duration. The Company shall have perpetual duration but may be dissolved by the Members in accordance with Article XIV.
ARTICLE X.

 MEMBERS; MEMBERSHIP INTERESTS

     3.1  Members.  The names and addresses,  and
Classes  of  Membership, of the  Members  are  set
forth   in   Exhibit  "A"  attached   hereto   and
incorporated  herein  by reference.   The  initial
Membership Interests of the Members are  also  set
forth in Exhibit "A".
     3.2 Classes of Members.  The Company has two (2)
Classes  of  Members.  The Classes of Members  are
based on each component of the Business so that  a
Member's  Economic  Interest  in  the  Company  is
reflected  by the cash flow and profits from  such
Member's respective interests in each of  the  two
(2)  separate  components of  the  Business.   The
Class  of Membership for each Member is set  forth
on Exhibit "A."  The distributions and allocations
to   the  Members  are  based  on  the  respective
Member's  Class  of Membership.   The  Classes  of
Members are as follows:

          Classes                  Business
Component

          Class A Control,Management and All Rights to Receive Distributions from the Proceeds of the Transfer Shares

          Class B Control, Management and All Rights to Receive Distributions from the
                                   Proceeds of the Transferred Interest (which
                                   Control and Management shall not
                                   include the exercise of any
                                   voting rights in Catskill)

     3.3 Representation as to Investment.  Each Member
represents  and  warrants to  each  of  the  other
Members  that  it  acquired  its  Membership   and
Economic  Interests for investment  purposes  only
and   not  with  an  intention  of  reselling  its
Membership or Economic Interest.
10.5 Further Investment Representations.  Without
limiting the scope of Section 3.3 above, each
Class A Member represents and warrants to the
other Members as follows:
          (a)  Such Class A Member understands that: (i) the
offering  and  sale of the Transfer  Shares  being
issued   and   contributed  to  the   Company   as
contemplated hereby are intended to be exempt from the registration requirements of the Securities
Act; (ii) the Transfer Shares have not been registered under the Securities Act or any other applicable securities laws and such securities may be resold only if registered under the Securities
Act and any other applicable securities laws or if an exemption from such registration requirements is available; and (iii) the issuer of the Transfer
Shares (such issuer, "Issuer") is not required to register any sale or resale of any of the Transfer
Shares under the Securities Act or any other applicable securities laws.
(b)  The Transfer Shares being issued and
contributed to the Company as contemplated hereby are being acquired by the Company for its own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act or any other securities laws that may be applicable.
(c) Such Class A Member is not an affiliate (as such term is defined in the Securities Act) of Issuer.
(d)  Such Class A Member (i) has sufficient
knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment, through the Company, in the Transfer Shares and is capable of bearing the economic risks of such investment, including a complete loss of its investment, through the Company, in the Transfer Shares; (ii) believes that its investment, through the Company, in the Transfer Shares is suitable for it based upon its objectives and financial needs, and it has adequate means for providing for its current financial needs and business contingencies and has no present need for liquidity of investment, through the Company, with respect to the Transfer
Shares; (iii) has no present plan, intention or understanding, and has made no arrangement, to Transfer (or to have the Company Transfer) any of the Transfer Shares at any predetermined time or for any predetermined price; (iv) has not purchased, sold or entered into any put option, short position or similar arrangement with respect to (and has not caused or permitted the Company to purchase, sell or enter into any put option, short position or similar arrangement with respect to) the common stock of Issuer, and will not, for so long as the Company owns any of the Transfer

Shares, purchase, sell or enter into any such put
option, short position or similar arrangement (or
cause or permit the Company to purchase, sell or
enter into any such put option, short position or
similar arrangement) in any manner that violates
the provisions of the Securities Act or the
Exchange Act.  Each of such Class A Member and the
Company is an "accredited investor," as that term
is defined in Rule 501(a) promulgated under the
Securities Act.
(e)  No oral or written statements or
representations have been made to such Class A
Member by or on behalf of Issuer in connection
with the offering and sale of the Transfer Shares
other than those expressly set forth in the
Contribution Agreement, and such Class A Member is
not (directly or through the Company as
contemplated hereby and by the Contribution
Agreement) subscribing for, or seeking to acquire,
the Transfer Shares as a result of, or in response
to, any advertisement, article, notice or other
communication published in any newspaper, magazine
or similar media or broadcast over television or
radio, or presented at any seminar or meeting.
(f)  Such Class A Member acknowledges that the
Securities Act restricts the transferability of
securities, such as the Transfer Shares, issued in
reliance upon the exemption from the registration
requirements of the Securities Act provided by
Section 4(2) thereunder, and that the certificate
representing the Transfer Shares will bear a
legend in substantially the following form, by
which the Company and each subsequent holder of
such securities will be bound:
     THE   SECURITIES   REPRESENTED   BY   THIS
     CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
     THE  U.S.  SECURITIES  ACT  OF  1933,   AS
     AMENDED  (THE  "SECURITIES ACT"),  OR  ANY
     OTHER APPLICABLE SECURITIES LAWS AND  HAVE
     BEEN  ISSUED IN RELIANCE UPON AN EXEMPTION
     FROM THE REGISTRATION REQUIREMENTS OF  THE
     SECURITIES  ACT AND SUCH SECURITIES  LAWS.
     THE   SECURITIES   REPRESENTED   BY   THIS
     CERTIFICATE  MAY  NOT  BE  OFFERED,  SOLD,
     PLEDGED  OR  OTHERWISE  TRANSFERRED  OTHER
     THAN  (A) TO ALPHA HOSPITALITY CORPORATION
     ("ALPHA")  OR ANY SUBSIDIARY THEREOF,  (B)
     PURSUANT  TO RULE 144 UNDER THE SECURITIES
     ACT,   (C) PURSUANT TO ANY OTHER AVAILABLE
     EXEMPTION     FROM    THE     REGISTRATION
     REQUIREMENTS OF THE SECURITIES ACT OR  (D)
     PURSUANT   TO  AN  EFFECTIVE  REGISTRATION
     STATEMENT UNDER THE SECURITIES  ACT.   THE
     HOLDER OF THIS CERTIFICATE AGREES THAT  IT
     WILL  GIVE  TO  EACH PERSON TO  WHOM  THIS
     SECURITY   IS  TRANSFERRED  (UNLESS   SUCH
     SECURITY  IS  TRANSFERRED PURSUANT  TO  AN
     EFFECTIVE REGISTRATION STATEMENT UNDER THE
     SECURITIES ACT) A NOTICE SUBSTANTIALLY  TO
     THE  EFFECT OF THIS LEGEND.  IN CONNECTION
     WITH  ANY  PROPOSED TRANSFER  PURSUANT  TO
     CLAUSES  (B)  OR  (C)  ABOVE,  ALPHA   MAY
     REQUIRE  THAT  THE TRANSFEROR  FURNISH  IT
     WITH AN OPINION OF COUNSEL CONFIRMING THAT
     SUCH TRANSFER IS BEING MADE PURSUANT TO AN
     EXEMPTION  FROM,  OR IN A TRANSACTION  NOT
     SUBJECT  TO, THE REGISTRATION REQUIREMENTS
     OF THE SECURITIES ACT.

          (g) Each Class A Member acknowledges that, as the common stock of Alpha Hospitality Corporation is currently quoted on a U.S. automated interdealer quotation system, Rule 144A under the Securities
Act may not be available with respect to resale of the Transfer Shares.
ARTICLE XI.

MANAGEMENT BY MANAGER

     4.1 General.  Subject to Section 4.2 below and
the other applicable provisions of this Agreement,
the  business and affairs of the Company shall  be
managed  by  the  Manager.   Except  as  otherwise
provided  in  this Agreement, all  determinations,
approvals  and actions affecting the  Company  and
its  business  and  affairs shall  be  determined,
made,  provided or authorized only by the Manager.
Provided, however, that, notwithstanding  anything
contained  herein  to  the contrary,  the  Manager
shall  not  be authorized to, and shall  not,  (A)
without  the prior written consent of all  of  the
Members, (i) cause or allow the Company to  engage
in   any  business  or  activity  other  than  the
Business or (ii) take or allow the Company to take
any  action that would cause the Company to be  or
become an "Affiliate" (as such term is defined  in
the  Catskill  Operating Agreement)  of  Bryanston
Group.  Inc.  ("Bryanston") or  Alpha  Monticello,
Inc. ("Monticello") or that would otherwise result
in any prohibition or preclusion of payment or distribution to the Company of any of the proceeds
related   or   attributable  to  the   Transferred
Interest, (B) without the prior written consent of
all of the Class A Members, (i) grant or permit to
exist  any Lien on or with respect to the Transfer
Shares  or  the Transfer Shares Proceeds  (or  any
interest  in  either  of the  foregoing)  or  (ii)
otherwise  take  any  action  detrimental  to  the
Transfer  Shares  or the Transfer Shares  Proceeds
(or any interest in either of the foregoing) or to
the interests of any Class A Member in the Company
or (C) without the prior written consent of all of
the  Class B Members, (i) grant or permit to exist
any  Lien  on  or with respect to the  Transferred
Interest,   the   Watertone   Interests   or   the
Transferred Interest Proceeds (or any interest  in
any of the foregoing) (provided, however, that the
foregoing   shall  not  be  deemed   to   prohibit
Watertone from granting or obtaining any  Lien  on
or with respect to the distributions derived from,
but  only  the  distributions  derived  from,  the
remaining  fifty-two and one-half percent  (52.5%)
of  the Watertone Interests that have not been, or
are not as contemplated hereby being, transferred,
assigned and conveyed to the Company), (ii)  grant
or  agree to any waiver, amendment or modification
of,  or any variance from, the Assignment or (iii)
otherwise take any action detrimental to the Transferred Interest or the Transferred Interest
Proceeds (or any interest in any of the foregoing)
or  to the interests of any Class B Member in  the
Company.  The Manager shall also oversee the  day-
to-day   operations  and  administration  of   the
Business, including signing of contracts.
     4.2 Actions Requiring the Approval of All of the Members. Unless authorized in writing by all the
Class A and Class B Members, the Manager shall not
have authority in the name of or on behalf of  the
Company or otherwise, and shall not:
          (a)  Sell, transfer, assign, alter, interfere,
               vote with respect to or otherwise manage or
               otherwise deal with the Transferred Interest,
               except in accordance with Sections 4.3 and 4.4
               below;
          (b)  Do any act that would make it impossible to
carry on the ordinary    business of the Company;

(c)  Confess a judgment on behalf of the Company;
(d)  Submit a claim or liability to arbitration;
or
(e)  Amend this Agreement.
     4.3 Actions Involving the Transferred Interest.
To  the  extent that the Company has the right  to
take   action  with  respect  to  the  Transferred
Interest (including, without limitation, the right
to direct the transfer or assignment of the entire
Transferred Interest (or any portion thereof)) out
of,  from or by the Company or the exercise of any
other  right  attendant  or  attributable  to  the
Transferred  Interest  which  right  arises  as  a
result   of   the  Company's  ownership   of   the
Transferred  Interest, only Class B Members  shall
be  entitled  to vote whether or not and  in  what
manner the Company should take such action and  to
direct  the  Manager  to  take  such  actions   in
accordance  with  the direction  of  the  Class  B
Members,  and the Manager shall act in  accordance
with  the  directions of the Class  B  Member  (if
there  be  but one) or Class B Members  holding  a
majority  of  the Economic Interests held  by  all
Class B Members with respect to the taking of such
actions.   However,  this entitlement  in  no  way
shall  be interpreted to give Class B Members  the
right  to manage or control the operations of  the
Company;  provided, however, that if  the  Manager
refuses  or  fails  to take any such  action  with
respect to the Transferred Interests in accordance
with  the written direction of the Class B  Member
or   Members   (as   contemplated   above),   then
(notwithstanding anything contained herein to  the
contrary)   any  Member  individually   shall   be
authorized, empowered and entitled, acting for, on
behalf  of  and  in the name of  the  Company,  to
exercise such right or to otherwise take any  such
action  with respect to the Transferred  Interest,
but   only   in   accordance  with  such   written
direction.
     4.4 Actions Involving the Transferred Shares.
To  the  extent that the Company has the right  to
take action with respect to the Transferred Shares
(including,  without  limitation,  the  right   to
direct  the  transfer or assignment of the  entire
Transferred  Shares (or any portion thereof))  out
of,  from or by the Company or the exercise of any
other  right  attendant  or  attributable  to  the
Transferred Shares which right arises as a  result
of  the  Company's  ownership of  the  Transferred
Shares, only Class A Members shall be entitled  to
vote whether or not and in what manner the Company
should  take such action and to direct the Manager
to  take  such  actions  in  accordance  with  the
direction of the Class A Members, and the  Manager
shall act in accordance with the directions of the
Class  A  Member (if there be but one) or Class  A
Members   holding  a  majority  of  the   Economic
Interests held by all Class A Members with respect
to  the  taking  of such actions.   However,  this
entitlement in no way shall be interpreted to give
Class A Members the right to manage or control the
operations of the Company; provided, however, that
if  the Manager refuses or fails to take any  such
action  with respect to the Transferred Shares  in
accordance with the written direction of the Class
A  Member or Members (as contemplated above), then
(notwithstanding anything contained herein to  the
contrary)   any  Member  individually   shall   be
authorized, empowered and entitled, acting for, on
behalf  of  and  in the name of  the  Company,  to
exercise such right or to otherwise take any  such
action with respect to the Transferred Shares, but
only in accordance with such written direction.
     4.5 Standard of Care.  The Manager shall perform
his  duties in good faith and with that degree  of
care  that  an ordinary prudent person in  a  like
position would use under similar circumstances.
     4.6 Liability for Certain Acts.  Except as herein
provided, the Manager has not guaranteed and shall
not have any obligation with respect to the return
of  a  Member's capital contributions  or  profits
from  the  operation of the Company.  The  Manager
shall  not  be  liable to
the Company  or  to  any
Member  for  any loss or damage sustained  by  the
Company  or any Member, whether arising  in  tort,
contract or otherwise, solely by reason of being a
Manager,  and acting or omitting to  act  in  such
capacity;  provided,  however,  that  the  Manager
shall be liable to the Company and the Members for
all  losses, damages and claims resulting from any
failure   of  the  Manager  to  comply  with   its
obligations  under  this Agreement.   The  Manager
shall  be entitled to rely on the records required
to   be   maintained  under  Article  XI   or   on
information,  opinions,  reports  or   statements,
including but not limited to, financial statements
or  other financial data prepared or presented by:
(i)  any  one or more agents or employees  of  the
Company, (ii) legal counsel, public accountants or
other  Persons as to matters the Manager  believes
are  within the relevant Person's professional  or
expert  competence, or (iii) information  supplied
by  a  Member or an Affiliate, so long  as  in  so
relying  it  shall be acting in good  faith.   The
Manager  shall not be considered to be  acting  in
good  faith  if  it has knowledge  concerning  the
matter  in question that would cause such reliance
to be unwarranted.
     4.7 Indemnity of Manager.  The Company shall
indemnify and hold harmless the Manager  from  and
against  any and all claims and demands whatsoever
related to the performance by the Manager  of  its
duties   and   obligations  hereunder;   provided,
however, that no indemnification may be made to or
on  behalf of the Manager if a judgment  or  other
final   adjudication  adverse   to   the   Manager
establishes  (a) that its acts were  committed  in
bad  faith  or  were  the  result  of  active  and
deliberate  dishonesty and were  material  to  the
cause  of  action  so  adjudicated;  (b)  that  it
personally gained a financial profit or avoided  a
financial loss or obtained some other advantage to
which it was not legally entitled; or (c) that  it
undertook acts that were not in the furtherance of
the Business or were in breach or violation of its
obligations under this Agreement.  This  indemnity
includes  reimbursement of actual  and  reasonable
expenses incurred in the defense of such matters.
     4.8 Appointment and Removal of Manager.  The
Manager  may  be  appointed  or  removed  by   the
unanimous election of the Members.
ARTICLE XII.

MEETINGS OF MEMBERS AND ACTIONS ON WRITTEN CONSENT

     5.1 Annual Meeting.  The annual meeting of the
Members shall be held on the First Tuesday in June
at  11:00  A.M. or at such other time as shall  be
determined by unanimous resolution of all  of  the
Members,  commencing with the year 2002,  for  the
purpose  of transacting such business as may  come
before the meeting.
     5.2 Special Meetings.  Special meetings of the
Members,  for  any  purpose  or  purposes,  unless
otherwise  indicated by the Act, may be called  by
the  Manager or any Member or Members  holding  at
least  twenty-five percent (25%) of the Membership
Interests.   Special  meetings  of  any  Class  of
Members,  for  any  purpose  or  purposes,  unless
otherwise  indicated by the Act, may be called  by
any Member or Members holding at least twenty-five
(25%) of the Membership Interest of that Class  of
Membership.
     5.3 Place of Meetings.  The Members may  (by
unanimous  resolution of all Members with  respect
to a meeting of Members or by unanimous resolution
of  all  Members of a given Class of Members  with
respect  to a meeting of Members of that Class  of
Members)  designate any place,  either  within  or
outside  the  State of Georgia, as  the  place  of
meeting  for  any meeting of the  Members  or  any
Class  of Members.  If no designation is made,  or
if  a  special  meeting is
otherwise  called,  the
place  of meeting shall be the principal place  of
business of the Company in the State of Georgia.
     5.4 Notice of Meetings and Quorum.  For  any
annual  or special meeting, written notice stating
the  place,  day and hour of the meeting  and  the
purpose  or  purposes for which  such  meeting  is
called  shall be delivered not less than ten  (10)
nor  more than fifty (50) days before the date  of
such meeting, either personally or by mail, by  or
at   the  direction  of  the  Person  calling  the
meeting, to each Member, or to each Member in  the
Class  of Members, as the case may be.  If mailed,
such  notice shall be deemed to be delivered three
(3)  Business  Days after being deposited  in  the
United States mail, addressed to the Member at its
address as it appears on the books of the Company,
with postage thereon prepaid.  A quorum, comprised
of  Members  (present in person or represented  by
proxy)   holding  a  majority  of   the   Economic
Interests  for  each  of the  Classes  of  Members
entitled to vote at the relevant meeting, shall be
necessary  for  the  conduct  of  any  meeting  of
Members or Class of Members, as applicable.
     5.5 Meetings of all Members.  If all of  the
Members  shall meet at any time and place,  either
within  or  outside of the State of  Georgia,  and
consent  to the holding of a meeting at such  time
and  place,  such meeting shall be  valid  without
call  or  notice, and at such meeting  any  lawful
action may be taken.  If all of the Members in any
particular Class of Members shall meet at any time
and  place, either within or outside of the  State
of  Georgia,  and  consent to  the  holding  of  a
meeting at such time and place, such meeting shall
be  valid  without  call or notice,  and  at  such
meeting any lawful action may be taken.
     5.6 Record Date.  For the purpose of determining
Members  entitled to notice of or to vote  at  any
meeting of Members or any adjournment thereof,  or
Members  entitled  to  receive  payment   of   any
distribution,  or in order to make a determination
of  Members  for any other purpose,  the  date  on
which notice of the meeting is mailed or the  date
on    which   the   resolution   declaring    such
distribution is adopted, as the case may be, shall
be  the  record  date  for such  determination  of
Members.  When a determination of Members entitled
to vote at any meeting of Members has been made as
provided in this Section, such determination shall
apply to any adjournment thereof.
     5.7 Manner of Acting.  The affirmative vote of
Members holding a Majority Interest shall  be  the
act  of  the Members, unless the vote of a greater
or   lesser  proportion  or  number  is  otherwise
required   by   the  Act,  by  the   Articles   of
Organization or by this Agreement.  If a  Majority
Interest  cannot be reached with  respect  to  any
matter  not covered by this Agreement, the Members
agree to facilitate an agreement by mediation  or,
if necessary, binding arbitration.
     5.8 Proxies.  At all meetings of Members,  a
Member may vote in person or by proxy executed  in
writing  by  such  Member or by a duly  authorized
attorney-in-fact.  Such proxy shall be filed  with
the  Manager of the Company before or at the  time
of  the  meeting.  No proxy shall be  valid  after
eleven (11) months from the date of its execution,
unless otherwise provided in such proxy.
     5.9     Action by Members Without a Meeting.
Action  required or permitted to  be  taken  at  a
meeting  of Members may be taken without a meeting
if  the action is evidenced by one or more written
consents  describing the action taken,  signed  by
all of the Members required to approve such action
and  delivered to the Manager for inclusion in the
minutes  or for filing with the Company's records.
Action taken under this Section is effective  when
the  Members required to approve such action  have
signed   the   consent(s),  unless   the   consent
specifies a different effective date.  The  record
date  for  determining Members  entitled  to  take
action by written
consent without a meeting  shall
be  the  date  the  first Member signs  a  written
consent with respect to such action.
     5.10     Waiver of Notice.  When any notice is
required  to  be  given to any  Member,  a  waiver
thereof  in writing signed by the Member  entitled
to  such  notice, whether before, at or after  the
time  stated therein, shall be equivalent  to  the
giving of such notice.
     5.11     Meeting by Telephone.  Members may also
meet  by  conference telephone call if all Members
can   hear  one  another  on  such  call  and  the
requisite notice is given or waived.
ARTICLE XIII.

RIGHTS AND OBLIGATIONS OF MEMBERS

     6.1 Limited Liability.  Except as otherwise set
forth  herein, no Member is liable for any  debts,
obligations or liabilities of the Company  or  any
agent  of  the Company, whether arising  in  tort,
contract or otherwise, solely by reason of being a
Member  or  acting (or omitting to  act)  in  such
capacity    or    participating   (as    employee,
consultant,  contractor  or  otherwise)   in   the
conduct  of  the  business of the  Company  beyond
their respective Capital Contributions, except  as
provided  by law.  No Affiliate of a Member  shall
be  liable  for such Member's acts or failures  to
act  or any other obligations under this Agreement
except as provided by law.
     6.2 List of Members.  Upon written request of any
Member,  the Manager shall provide a list  showing
the   names,  addresses,  Classes  of  Membership,
Membership Interests and Economic Interests of all
Members and Economic Interest Owners and the other
information  required by O.C.G.A.   14-11-313  and
maintained pursuant to Section 11.3.
     6.3 Priority and Return of Capital.  Except as
may be expressly provided in this Section 6.3,  or
Article VIII or IX, no Member or Economic Interest
Owner shall have priority over any other Member or
Economic  Interest Owner, either as to the  return
of Capital Contributions or as to Net Profits, Net
Losses  or distributions.  The distributions,  Net
Profits  and  the  Net  Losses  allocated  to  the
Members   in  accordance  with  their   Class   of
Membership  may  not  be  proportionate  to  their
Membership     Interests    in    the     Company.
Notwithstanding anything contained herein to the contrary, the holders (whether Members or Economic
Interests Owners) of Class B Membership Interests shall be entitled to all Transferred Interest
Proceeds and the holders (whether Members or Economic Interest Owners) of Class A Membership
Interests shall be entitled to all Transfer Shares
Proceeds.
ARTICLE XIV.


CONTRIBUTIONS TO THE COMPANY AND ADDITIONAL
CAPITAL CONTRIBUTIONS; CASH CALLS
     7.1 Members' Capital Contributions.  The Members
shall   make  Initial  Capital  Contributions   in
consideration   for   their   initial   Membership
Interests,  which  are set forth  in  Exhibit  "A"
attached hereto.
     7.2 Additional Contributions.  To the extent the
Company   incurs  operating  expenses   or   needs
additional  funds  for  the  maintenance  of   the
Company,  the  same  shall be contributed  by  the
Class  A  Members.  The Class A Members  shall  be
entitled to reimbursement of such contribution  by
the other Members on a prorated basis.  Other than
as  stated  above,  however, no  Member  shall  be
required   to   make   any   additional    capital
contributions.

     7.3 Limited Obligations of Members.  In no event
shall  any  Member  have  any  obligation  to  any
creditor, trustee in bankruptcy or receiver of the
Company  or any other Person not a party  to  this
Agreement (other than successor, heirs and assigns
of  the  Parties) for any such additional  capital
contributions.
     7.4  Withdrawal  or  Reduction  of  Members'
Contributions to Capital.
          (a) Except as otherwise provided herein to the contrary, a Member shall not demand or receive any return of such Member's Capital Contribution until all liabilities of the Company, except liabilities to Members on account of their Capital Contributions, have been paid or there remains property of the Company sufficient to pay them.
(b)  A Member, irrespective of the nature of such
Member's Capital Contribution, has only the right
to receive distributions appropriate to such
Member's Class of Membership in return for such
Capital Contribution.
     7.5 No Third Party Beneficiaries.  This Article
is  for  the sole benefit of the Company  and  the
Members  and  for the sole purpose of funding  the
Business.  Neither this Article nor this Agreement
shall  confer any rights or claims upon any  third
party  not  a party to this Agreement.   No  third
party beneficiaries are intended whatsoever by the execution of this Agreement.
ARTICLE XV.

DISTRIBUTION TO MEMBERS

     8.1 Distributions.  Distributable Cash and other
distributions  allocable to any Class  of  Members
shall  be  distributed at such time  or  times  as
determined by the Members representing a  Majority
Interest  in  such Class of Members and  shall  be
distributed in accordance with the Members'  Class
of  Membership  and Sections 3.2 and  6.3  hereof.
Prior  to  the  issue  of a  distribution  to  the
Members  and  Economic  Interest  Owners  in   any
particular   Class  of  Membership,  the   Members
representing a Majority Interest in that Class  of
Members must notify the Manager of the amounts  or
percentages that have been approved by that  Class
of  Members and deliver written authorization  and
request  of distribution to the Manager  at  least
ten  (10) Business Days prior to the intended date
of    distribution.    Notwithstanding    anything
contained  herein  to  the contrary,  the  Manager
shall promptly (and, in any event, within five (5)
Business   Days)  following  receipt  of   written
direction from Members holding a majority  of  the
Class B Membership Interests, cause the Company to
pay  over to the holders of Economic Interests  in
Class  B  Membership Interests (in  proportion  to
their respective holdings of Economic Interests in
Class   B   Membership  Interests)  all   of   the
Transferred  Interest  Proceeds  received  by  the
Company.    Notwithstanding   anything   contained
herein to the contrary, the Manager shall promptly
(and, in any event, within five (5) Business Days)
following   receipt  of  written  direction   from
Members   holding  a  majority  of  the  Class   A
Membership  Interests, cause the  Company  to  pay
over to the holders of Economic Interests in Class
A  Membership  Interests (in proportion  to  their
respective holdings of Economic Interests in Class
A Membership Interests) all of the Transfer Shares
Proceeds received by the Company.  If the  Manager
fails  or  refuses  to  make any  distribution  in
accordance with the written instruction of  either
the  Class  A  or Class B Members as  contemplated
above,  then  (notwithstanding anything  contained
herein  to  the contrary) any Member acting  alone
shall   be  authorized,  empowered  and  entitled,
acting for and on behalf of
the Company, to  cause
the Company to pay over to the holders of Economic
Interests in Class A or B Membership Interests (in
proportion   to  their  respective   holdings   of
Economic  Interests in Class  A  or  B  Membership
Interests),  as  the case may  be,  the  requested
distribution  in  accordance  with  such   written
instruction.
     8.2   Limitation  Upon  Distributions.    No
distribution shall be made to Members or  Economic
Interest Owners if prohibited by O.C.G.A.   14-11-
407.
     8.3 Priority of Distributions.  No Member or
Economic  Interest  Owner  shall  be  entitled  to
interest  on  its  Capital Contribution  or  to  a
return  of  its  Capital Contribution,  except  as
otherwise   provided  for  herein.   Distributions
shall  be  in  strict accordance with Section  8.1
hereof.
     8.4 Withholding.  The Manager is authorized to
withhold  from  amounts to be distributed  to  any
Member  hereunder any withholding required by  the
Code or any provision of any statute or local  tax
law  and  pay such amounts to the Internal Revenue
Service  or  other  appropriate taxing  authority.
Any  such  amounts withheld shall  be  treated  as
having been distributed to such Member.
     8.5 Distributions Upon Dissolution.   Upon the
occurrence of an event of dissolution as defined in Section 14.1, distributions shall be made as provided by Article XIV.
     8.6 Loans to Company. Nothing in this Agreement shall prevent any Member from making secured or unsecured loans to the Company by agreement with the Company, provided the same is consented to in writing by all of the other Members.
ARTICLE XVI.

ALLOCATIONS

     9.1 Allocation of Net Profits and Net Losses.  As
of  the  end of each Fiscal Year, and after giving
effect to the special tax allocations set forth in
Sections 9.2, 9.3 and 9.5, all Net Profits and Net
Losses  shall be allocated among the  Members  and
Economic  Interest Owners for federal  income  tax
purposes  in  accordance  with  their  Classes  of
Membership and the distributions that each  Member
or Economic Interest Owner received in that Fiscal
Year.
     9.2 Special Allocation of Gain and Loss Upon Sale
of   Company's   Property.   Notwithstanding   the
provisions  of  Section 9.1 hereof and  except  as
provided in Sections 9.3 and 9.4, items of  income
and  gain  resulting from the sale or exchange  of
any  of  the Company's property shall be specially
allocated  pursuant to Code  704 in the  following
manners:
          (a)  Gain:
               (i)  First,  to  the  Members   and
                    Economic  Interest  Owners  in
                    accordance     with      their
                    Membership  Interests,   until
                    the cumulative income and gain
                    allocated pursuant to Sections
                    9.2  and  9.3 for the  current
                    Fiscal  Year  and  all   prior
                    Fiscal Years are equal to  the
                    cumulative losses allocated to
                    each  of  the Members for  all
                    prior Fiscal Years; and

               (ii)            Second, the balance
                    shall    be    allocated    in
                    accordance with the respective
                    Membership  Interests  of  the
                    Members   and   the   Economic
                    Interest Owners.

          (b)  Loss.  Loss shall be allocated in accordance
with  the respective Membership Interests  of  the
Members and the Economic Interest Owners.
     9.3  Qualified Income Offset;  Minimum  Gain
Chargeback;   Losses  Creating  Negative   Capital
Accounts.
          (a)  Except as provided in subsection (c) below,
               if any allocation of loss and/or deduction to a Member or Economic Interest Owner under the provisions of Section 9.1 or 9.2 would cause or increase a deficit balance in such Member's or Economic Interest Owner's Capital Account as of the end of the Company's taxable year to which such allocation relates, taking into consideration reductions in capital accounts for any adjustments, allocations or distributions
               described  in Treas.  Reg.   1.704-
               1(b)(2)(ii)(d)(4), 1.704-a(b)(2)(ii)(d)(5) or
               1.704-1(b)(2)(ii)(d)(6) in excess of the sum of
               (i) the amount of such Member's or Economic
               Interest Owner's obligation to restore such deficit Capital Account balance (pursuant to the terms of this Agreement) and (ii) the amount of such Member's or Economic Interest Owner's share of Minimum Gain determined pursuant to Treas. Reg.
                704-1(b)(4)(iv)(f) which is treated as an amount
               such Member or Economic Interest Owner is obligated to restore, then such allocation of loss and/or deduction (or portion thereof) shall not be allocated to such Member or Economic Interest Owner. Any allocation of loss or deduction disallowed pursuant to this subsection (a) shall be allocated to Members and Economic Interest Owners with positive Capital Accounts in proportion to their respective Economic Interests. If any allocations of loss and/or deduction disallowed pursuant to this subsection (a) are reallocated to another Member or Economic Interest Owner, then there shall be specially allocated to the Member(s) or Economic Interest Owner(s) receiving such reallocation items of income or gain equal to the losses or deduction previously allocated hereunder.
(b) Except as provided in subsection (c) below, in the event any Member or Economic Interest Owner unexpectedly receives any adjustments, allocations or distributions described in Treas. Reg. 1.704-
1(b)(2) (ii)(d)(4), l.704-l(b)(2)(ii)(d)(5) or
1.704-l(b)(2)(ii)(d)(6) that cause such Member or Economic Interest Owner to have a deficit Capital
Account at the end of any Fiscal Year that is in excess of the sum of (i) the amount such Member or Economic Interest Owner is obligated to restore under the terms of this Agreement, and (ii) the amount of such Member's or Economic Interest
Owner's share of minimum gain determined pursuant to Treas. Reg. 1.704-1(b)(iv)(f) ("Minimum
Gain"), which is treated as the amount such Member or Economic Interest Owner is obligated to restore, then items of income and gain shall be specially allocated to such Members or Economic
Interest Owners in an amount and manner sufficient to eliminate the deficit balances in their respective Capital Accounts created by such adjustments, allocations or distributions as quickly as possible.

(c)  Notwithstanding any other provision of this
Section 9.3, if there is a net decrease in Minimum
Gain during any Fiscal Year, each Member and
Economic Interest Owner who or that would
otherwise have a deficit balance in his or its
Capital Account as of the end of such Fiscal Year
shall be specially allocated items of Net Profits
and gain for such Fiscal Year (and if necessary
subsequent Fiscal Years) in an amount and manner
sufficient to eliminate such deficit as quickly as
possible.  The items to be allocated shall be
determined in accordance with Treas. Reg.  1.704-
1(b)(4)(iv)(e).  This subsection (c) is intended
to comply with the Minimum Gain chargeback
requirement of such section of the Regulations and
shall be interpreted consistently therewith.
(d)  The items of income or gain pursuant to this
Section 9.3 are intended to comply with certain
requirements of Treas. Reg.  1.704-1(b)
("Regulatory Allocations").  Notwithstanding any
other provisions of this Section (other than the
Regulatory Allocations), in computing subsequent
allocations of Net Profits pursuant to this
Section, the net amount of any item so allocated,
and the Net Profits, Net Losses and all other
items allocated to each Member or Economic
Interest Owner pursuant to this Section 9.3,
shall, to the extent possible, be equal to the net
amount that would have been allocated to each such
Member or Economic Interest Owner pursuant to the
provisions of this Section if such unexpected
adjustments, allocations, or distributions had not
occurred.
     9.4  Priority Returns.  Priority returns  as
described  in Section 6.3 shall not be treated  as
guaranteed  payments under Section 707(c)  of  the
Code.
     9.5 Compliance With Code  704(b) and 704(c).
The  provisions  of this Article are  intended  to
comply  with Code  704(b) and 704(c),  and  Treas.
Reg.   1.704-1(b), as amended.  In the  event  any
provision   hereof  is  inconsistent   with   such
Regulation, the provision of such Regulation shall
apply and shall be deemed a part hereof.
     9.6 Overriding Allocations.  Notwithstanding
anything to the contrary contained in this Article
IX   or   elsewhere  in  this  Agreement,   unless
otherwise prohibited by the Code, (i) all profits,
losses,    deductions   and   other    allocations
associated with or attributable to the Transferred
Interest  or  the  Transferred  Interest  Proceeds
shall be allocated to the holders (whether Members
or  Economic  Interest  Owners)  of  the  Class  B
Membership Interests and (ii) all profits, losses,
deductions  and other allocations associated  with
or  attributable  to the Transfer  Shares  or  the
Transfer Shares Proceeds shall be allocated to the
holders  (whether  Members  or  Economic  Interest
Owners) of the Class A Membership Interests.
     ARTICLE XVII.
COMPENSATION AND REIMBURSEMENTS OF
MEMBERS AND THE MANAGER
     10.1 Compensation.  Except as otherwise expressly
provided  herein,  the Members,  the  Manager  and
their   Affiliates  shall  not  be   entitled   to
compensation  in  connection  with  rendering  any
services to or for the Company.
     10.2 Out-of-Pocket Reimbursements.  Direct and
reasonable   out-of-pocket  costs   and   expenses
incurred by the Members and/or Manager on behalf of the Company will be reimbursed by the Company.
These expenses are Company expenses as opposed to expenses of Members.

ARTICLE XVIII.

  ACCOUNTING, BOOKS, AND RECORDS

     11.1 Accounting Method.  The Company will maintain
its books and records on such basis of account  as
the    Members   shall   unanimously    determine.
Nevertheless,  the  Company's  books  and  records
shall  be  maintained in accordance with generally
accepted  accounting  principles  applied   on   a
consistent basis.
     11.2 Accounting Period.  The Company's accounting
period shall be the calendar year.
     11.3 Records, Audits and Reports.  At the expense
of the Company, the Manager shall maintain records
and accounts of all operations and expenditures of
the  Company.   The  Company  shall  keep  at  its
principal place of business the following records:
          (a)  a current list of the full name and last
               known address of each Member and Economic Interest
               Owner;
(b)  copies of records to enable a Member to
determine the relative voting rights, if any;
(c)  a copy of the Articles of Organization of the
Company and all amendments thereto;
(d)  copies of the Company's federal, state and
local income tax returns and reports, if any, for
the three (3) most recent years; and
(e)  copies of the financial statements of the
Company for the three (3) most recent years.
     11.4 Additional Books and Records.  The Company
shall  also keep, at the Company's expense,  full,
complete  and accurate books of account and  other
records  showing  the assets, liabilities,  costs,
expenditures, receipts and such other  matters  as
are  required by the Code.  Such books of  account
will  be the property of the Company, will be kept
in accordance with sound accounting principles and
procedures consistently applied and will  be  open
to  reasonable inspection and examination  by  the
Members and their duly authorized representatives.
Such  books of account will be maintained  at  the
principal  office of the Company or at such  other
place as the Members may unanimously determine.
     11.5 Financial Statements.  Within one hundred
twenty (120) days following the end of each Fiscal
Year, the Manager shall cause annual statements to
be  prepared and delivered to each Member for such
Fiscal Year.
     11.6 Tax Returns.  The Manager shall cause the
Company's   tax  returns  and  other  governmental
returns  and  reports  to be prepared  and  timely
filed.   The  Manager  shall  deliver  copies   of
Schedule   K-1  of  Form  1065  (or  a  comparable
schedule) and other necessary tax information  for
each  Fiscal  Year to each Member  no  later  than
ninety  (90)  days after the end  of  such  Fiscal
Year.
     11.7 Tax Matters Person.  The Manager is hereby
designated  the Tax Matters Person of the  Company
as  provided  in Treasury Regulations pursuant  to
Code  Section 6231.  The Tax Matters Person  shall
represent  the  Company (at  the  expense  of  the
Company)  in  connection with all examinations  of
the   affairs  of  the  Company  by  any  foreign,
federal, state or local tax authorities, including
any    resulting   administrative   and   judicial
proceedings, and expend funds of the  Company  for
professional   services   and   costs   associated
therewith.   The  provisions  on
limitation   of
liability  of the Manager and indemnification  set
forth   in  Section  4.7  hereof  will  be   fully
applicable to the Tax Matters Person in such capacity.
ARTICLE I.

TRANSFERABILITY

     12.1 General Prohibition.  No Transfer of any
Membership  Interest  or  other  interest  in  the
Company  shall  be  made unless such  Transfer  is
registered or exempt from registration  under  the
Securities  Act  and  all applicable  federal  and
state  securities laws.  Additionally, no Transfer
of  any  Membership Interest or other interest  in
the  Company shall be made without the consent  of
all  of the Members; provided, however, that  each
Member  shall be deemed to have consented  to  the
Transfer  by any Member of its Membership Interest
or  other interest in the Company to any Affiliate
of   such  Member.   If  a  disposition   of   any
Membership Interest is made pursuant to the  terms
of  this Agreement as a Transfer or otherwise, the
transferee, including any Affiliate of  a  Member,
shall,  upon  compliance with  the  provisions  of
Section   12.2,   succeed   to   the   transferred
Membership   Interest.   Any  attempted   Transfer
without  the necessary approval shall result  only
in  the  conveyance  of an Economic  Interest  and
nothing further.  Notwithstanding anything  herein
to   the  contrary,  no  transfer  of  a  Member's
Membership Interest shall be permitted to occur if
such transfer would cause the Company to terminate
under I.R.C. Section 708(b)(1)(B).
     12.2     Conditions of Substituted Membership.
Notwithstanding any provision of this Agreement to
the contrary, no transferee (whether pursuant to a
Transfer   or   any  other  assignment)   of   any
Membership Interest or other interest in the Company will become a substituted Member in the Company (a "Substitute Member") until all of the following conditions have been satisfied:
          (a)  the Members must have consented to such
               Transfer or other assignment, which consent may not be unreasonably withheld;

          (b) the transferor Member must have executed a written instrument of transfer of such Membership
               Interest or other interest in form and substance reasonably satisfactory to each of the other
               Members;

          (c) the transferee (unless already a Member) must have executed a written agreement, in form and substance reasonably satisfactory to each of the Members, to assume all of the duties and obligations of the transferor Member under this Agreement and to be bound by and subject to all of the terms and conditions of this Agreement;

          (d) the transferor Member and the transferee must have executed a written agreement, in form and substance reasonably satisfactory to each of the Members, to indemnify and hold the Company and the non-transferring Members harmless from and against any loss or liabilities arising out of the Transfer;

          (e) the transferee must have executed a power of attorney and such other documents and instruments as any of the Members may deem necessary to effect the admission of the transferee as a substituted Member;

(f)  upon request by any other Member, the
transferor Member must have delivered to the
Company a written opinion of counsel for the
Company or of other counsel reasonably
satisfactory to such other Member (which opinion
shall be obtained at the expense of the transferor
Member) that such transfer will not result in (i)
a violation of applicable law or this Agreement,
(ii) the Company being classified as an
association taxable as a corporation or (iii) the
Company being deemed terminated pursuant to Code
Section 708 or any comparable future section of
the Code; and
(g)  unless otherwise waived by the non-
transferring Members, the transferee or transferor
must have paid the expenses incurred by the
Company in connection with the admission of the
transferee to the Company.
          A transferee who has validly received a
          Membership Interest pursuant to this
          Agreement, but does not become a
          substituted Member, shall be an Economic
          Interest Owner only and shall be
          entitled to receive only that portion of
          the distributions and allocations to
          which its transferor would otherwise be
          entitled.  In the case of a transfer by
          a Member, such transferee will not be
          entitled to vote on any question
          regarding the Company, and its
          Membership Interest will not be
          considered to be outstanding for voting
          purposes until the transferee has become
          a substituted Member.
     12.3     Right to Purchase Residual Rights.  Upon
and  contemporaneously with any sale or gift of  a
Member's  Economic Interest that does not  at  the
same  time  transfer  the balance  of  the  rights
associated  with the Economic Interest transferred
by  the  transferring  Member (including,  without
limitation, the rights of the transferring  Member
to vote on, consent to or otherwise participate in
the  management of the business of  the  Company),
the  Company  shall purchase from the transferring
Member, and the transferring Member shall sell  to
Company  for  a  purchase  price  of  $10.00,  all
remaining  rights and interests  retained  by  the
transferring Member that immediately prior to such
sale  or gift were associated with the transferred
Economic Interest.
     12.4      Successors as to Economic  Rights.
References in this Agreement to Members shall also
be  deemed  to constitute a reference to  Economic
Interest  Owners  where the provision  relates  to
economic  rights  and  obligations.   By  way   of
illustration  and not limitation, such  provisions
would  include  those regarding Capital  Accounts,
distributions,  allocations and contributions.   A
transferee   who  or  that  validly  receives   an
Economic Interest pursuant to this Agreement shall
succeed  to the transferor's Capital Contributions
and  Capital Account to the extent related to  the
Economic   Interest  transferred,  regardless   of
whether  such  transferee  becomes  a  Substituted
Member.
     12.5     Restrictions on Resignation.  Except as
agreed  to in writing by all of the other Members,
no  Member  may, nor shall any Member,  resign  or
withdraw from the Company or take any other action
to   terminate,  or  that  would  result  in   the
termination  of,  the Company.   In  the  event  a
Member does resign or withdraw (or take any  other
action)  in  violation of the foregoing provision,
(i)   the  Company  shall  not  be  obligated   to
distribute  or  otherwise pay any
amount  to  such
Member,  (ii) such Member shall be deemed to  have
forfeited   any  rights  to  legal  or  beneficial
ownership  of  his or its Membership Interest  and
(iii) the Company and the remaining Members may recover from such Member damages for breach of this Agreement.
ARTICLE II.

SUBSTITUTE MEMBERS

     Any   transferee  acquiring  the   Membership
Interest  of  a Member as permitted under  Article
XII  shall  be  deemed admitted  as  a  Substitute
Member  with  respect  to the Membership  Interest
transferred concurrently with the effectiveness of
the   Transfer  (provided  that  such  transferee,
unless already a Member, shall, as a condition  to
such  admission,  execute a  counterpart  of  this
Agreement, agreeing to be bound by the  terms  and
condition  hereof),  and  such  Substitute  Member
shall  be  entitled  to  all  of  the  rights  and
benefits under this Agreement of the transferor of
such  Membership Interest.  No purported  Transfer
of  any  Membership Interest in violation  of  the
terms  of  this Agreement (including any  Transfer
occurring  by  operation of law)  shall  vest  the
purported  transferee with any rights,  powers  or
privileges hereunder, except the related  Economic
Interest,  and no such purported transferee  shall
be  deemed  for any purposes as a Member hereunder
or  have any right to vote or consent with respect
to Company matters, to inspect Company records, to
maintain  derivative proceedings, to maintain  any
action for an accounting or to exercise any  other
rights of a Member hereunder or under the Act.   A
Substitute  Member  shall  have  the  rights   and
obligations of the former Member whose  Membership
Interest he or it acquired.

ARTICLE III.

DISSOLUTION AND TERMINATION

     14.1     Dissolution.
          (a)  The Company shall be dissolved upon the
               occurrence of any of the following events:
                    (i) By the unanimous written agreement of all of the Members; or
                    (ii) Upon the withdrawal, removal, bankruptcy,
                         insolvency, death or incompetence of a Member, the sale or redemption of a Member's entire Membership Interest, or the occurrence of any other event that terminates the continued membership of a Member in the Company pursuant to O.C.G.A. 14-11-601 or any other provision of the Act (a "Withdrawal Event"), unless the business of the Company is continued by the consent of all the remaining Members within ninety (90) days after the Withdrawal Event and there is at least one (1) remaining Member. Each of the Members hereby agrees that within sixty (60) days after the occurrence of a Withdrawal Event (and provided that there is then at least one (1) remaining Member of the

                         Company), they will promptly
                         consent, in writing, to continue the business of
                         the Company.  Each of the Members further agrees
                         promptly to consent, in writing, to continue the
                         business of the Company upon a sale or gift either
                         of a Member's entire Economic Interest to which
                         all of the remaining Members do not consent within
                         forty-five (45) days after the occurrence of such
                         a sale or gift, or upon a sale or gift of a
                         Transferring Member's entire Membership Interest.
                         Such consents shall be mailed or hand delivered to
                         the principal place of business of the Company set
                         forth in Section 2.4 hereof (or to such other
                         address designated by the Manager) no later than
                         forty-five (45) days after each Withdrawal Event
                         or transfer by a Member of its entire Economic
                         Interest or Membership Interest.  The sole remedy
                         for breach of a Member's obligation to consent to
                         continue the business of the Company under this
                         Section shall be money damages (and not specific
                         performance).
          (b)  Notwithstanding anything to the contrary in
               this Agreement, if a Member or Members owning
               Membership Interests that in the aggregate
               constitute not less than Sixty Percent (60%) of
               both Classes of Membership Interests vote to
               dissolve the Company at a meeting of the Company
               pursuant to Article V, then all of the Members
               shall agree in writing to dissolve the Company as
               soon as possible (but in any event not more than
               ten (10) days thereafter).
(c)  If a Member who is an individual dies or a
court of competent jurisdiction adjudges him to be
incompetent to manage his person or his property,
the Member's executor, administrator, guardian,
conservator or other legal representative may
exercise all of such Member's rights for the
purpose of settling his estate or administering
his property.
(d)  Except as expressly permitted in this
Agreement, a Member shall not voluntarily withdraw
or take any other voluntary action that directly
causes a Withdrawal Event.  Unless otherwise
approved by Members owning Membership Interests
that in the aggregate constitute not less than
Sixty Percent (60%) of both Classes of Membership
Interests, a Member who or that withdraws (a
"Withdrawing Member") or whose Membership Interest
is otherwise terminated by virtue of a Withdrawal
Event, regardless of whether such Withdrawal Event
was the result of a voluntary act by such Member,
shall become an Economic Interest Owner.  Damages
for breach of this Section 14.1(d) shall be
monetary damages only (and not specific
performance), and such damages may be offset
against distributions by the Company to which the
Withdrawing Member would otherwise be entitled.
     14.2       Effect   of  Dissolution.    Upon
dissolution, the Company shall cease to  carry  on
its business, except as permitted by O.C.G.A.  14-
11-605.  Upon dissolution, the Members shall
file a statement of commencement of winding up pursuant
to  O.C.G.A.   14-11-606 and  publish  the  notice
permitted by O.C.G.A.  14-11-608.
     14.3     Winding Up, Liquidation and Distribution
of Assets.
          (a)  Upon dissolution, an accounting shall be made
               by the Company's independent accountants of the
               accounts of the Company and of the Company's
               assets, liabilities and operations, from the date
               of the last previous accounting until the date of
               dissolution.  The Members shall immediately
               proceed to wind up the affairs of the Company.
(b)  If the Company is dissolved and its affairs
are to be wound up, the Members shall:
                    (i)  Sell or otherwise liquidate all of the
                         Company's assets as promptly as practicable
                         (except to the extent the Members may determine to
                         distribute any assets to the Members in kind,
                         provided, that (A) if the Members holding a
                         majority of the Class A Membership Interests so
                         elect (regardless of any vote or objection by any
                         other Member), the Transfer Shares shall be
                         distributed to the holders of Class A Membership
                         Interests (whether Members or Economic Interest
                         Owners) in proportion to their respective Class A
                         Membership Interests and (B) if the Members
                         holding a majority of the Class B Membership
                         Interests so elect (regardless of any vote or
                         objection by any other Member), the Transferred
                         Interest shall be distributed to the holders of
                         Class B Membership Interests (whether Members or
                         Economic Interest Owners) in proportion to their
                         respective Class B Membership Interests);
(ii) Allocate any profit or loss resulting from
such sales to the Members and Economic Interest
Owners in accordance with Article IX hereof;
(iii)     Discharge all liabilities of the
Company, including liabilities to Members and
Economic Interest Owners who or that are
creditors, to the extent otherwise permitted by
law, other than liabilities to Members and
Economic Interest Owners for distributions, and
establish such Reserves as may be reasonably
necessary to provide for contingent liabilities of
the Company; and
(iv) Distribute the remaining assets (if any) in
the following order:
                         (1)  If any assets of the
                              Company  are  to  be
                              distributed in kind,
                              the  net fair market
                              value of such assets
                              as  of  the date  of
                              dissolution shall be
                              determined        by
                              independent
                              appraisal   or    by
                              agreement of all  of
                              the  Members.   Such
                              assets   shall    be
                              deemed to have  been
                              sold  as of the date
                              of  dissolution  for
                              their   fair  market
                              value,    and    the
                              Capital Accounts  of
                              the

                              Members   and
                              Economic    Interest
                              Owners   shall    be
                              adjusted pursuant to
                              the  provisions   of
                              this  Agreement   to
                              reflect such  deemed
                              sale.

                         (2)  The positive balance
                              (if   any)  of  each
                              Member's         and
                              Economic    Interest
                              Owner's      Capital
                              Account          (as
                              determined     after
                              taking  into account
                              all  Capital Account
                              adjustments for  the
                              Company's    taxable
                              year   during  which
                              the      liquidation
                              occurs)   shall   be
                              distributed  to  the
                              Members and Economic
                              Interest     Owners,
                              either in cash or in
                              kind,  as determined
                              by    all   of   the
                              Members,  with   any
                              assets   distributed
                              in kind being valued
                              for this purpose  at
                              their   fair  market
                              value.    Any   such
                              distributions to the
                              Members and Economic
                              Interest  Owners  in
                              respect   of   their
                              respective   Capital
                              Accounts  shall   be
                              made  in  accordance
                              with     the    time
                              requirements     set
                              forth   in   Section
                              1.704-
                              1(b)(2)(ii)(b)(2) of
                              the         Treasury
                              Regulations.

          (c)  Notwithstanding anything to the contrary in
               this Agreement, upon a liquidation within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Treasury Regulations, if any Member or Economic Interest Owner has a deficit Capital Account (after giving effect to all contributions, distri butions, allocations and other Capital Account adjustments for all taxable years, including the year during which such liquidation occurs), such Member or Economic Interest Owner shall have no obligation to make any Capital Contribution to the Company, and the negative balance of such Capital Account of such Member or Economic Interest Owner shall not be considered a debt owed by such Member or Economic Interest Owner to the Company or to any other Person for any purpose whatsoever.
(d)  Upon completion of the winding up,
liquidation and distribution of the assets, the
Company shall be deemed terminated.
(e)  The Members shall comply with any applicable
requirements of applicable law pertaining to the
winding up of the affairs of the Company and the
final distribution of assets.
     14.4     Certificate of Termination.  When all
debts,  liabilities and obligations of the Company
have   been   paid  and  discharged  or   adequate
provisions have been made therefor and all of the remaining property and assets of the Company have been distributed to the Members and Economic
Interest Owners, a Certificate of Termination shall be executed and filed with the Georgia
Secretary  of  State in accordance  with  O.C.G.A.
14-11-610.

ARTICLE IV.

MISCELLANEOUS PROVISIONS
     15.1      Application of Georgia Law.   This
Agreement,  and the application and interpretation
hereof, shall be governed exclusively by its terms
and   by  the  laws  of  State  of

Georgia,   and
specifically  the  Act.   EACH  OF   THE   PARTIES
EXPRESSLY  WAIVES ITS RIGHT TO A JURY  TRIAL  WITH
RESPECT  TO ANY SUIT, LITIGATION OR OTHER JUDICIAL
PROCEEDING REGARDING THIS AGREEMENT OR ANY DISPUTE
HEREUNDER OR RELATING HERETO.
     15.2     No Action for Partition.  No Member or
Economic  Interest Owner has any right to maintain
any  action  for  partition with  respect  to  the
property  of  the  Company;  provided,  that   the
foregoing shall not in any manner limit the  right
of  any  Member  or  Economic  Interest  Owner  to
enforce any of the terms of this Agreement.
     15.3     Execution of Additional Instruments.
Each  Member hereby agrees to execute  such  other
and  further statements of interest and  holdings,
designations,   powers  of  attorney   and   other
instruments   necessary   to   comply   with   any
applicable laws, rules or regulations.
     15.4     Acceptance of Prior Acts by New Members.
Each  Person who becomes a Member, by  becoming  a
Member, ratifies, affirms and confirms, and agrees
to  be  bound  by, all actions duly taken  by  the
Company,  pursuant to the terms of this Agreement,
prior to the date such Person becomes a Member.
     15.5     Construction.  Whenever the singular
number is used in this Agreement and when required
by  the context; the same shall include the plural
and  vise  versa, and the masculine  gender  shall
include  the feminine and neuter genders and  vice
versa.   References in this Agreement to "herein,"
"hereof," or "hereunder" or references of  similar
import refer to this Agreement as a whole and  not
to any Article, Section, or other division of this
Agreement.  Unless otherwise provided herein,  any
reference  to any Article or Section is  reference
to such Article or Section of this Agreement.
     15.6      Headings.   The headings  in  this
Agreement  are inserted for convenience  only  and
are  in  no  way intended to describe,  interpret,
define  or  limit the scope, extent or  intent  of
this Agreement or any provision hereof.
     15.7     Waivers.  The failure of any Party to
seek  redress for violation of or to  insist  upon
the   strict   performance  of  any  covenant   or
condition  of this Agreement shall not  prevent  a
subsequent   act,  which  would  have   originally
constituted a violation, from having the effect of
an original violation.
     15.8     Rights and Remedies Cumulative.  The
rights and remedies provided in this Agreement are
cumulative, and the use of any one right or remedy
by any Party shall not preclude or waive the right
to use any or all other remedies.  Such rights and
remedies are given in addition to any other rights
the Parties may have by law, statute, ordinance or
otherwise.
     15.9     Severability.  If any provision of this
Agreement or the application thereof to any Person
or  circumstance  shall  be  invalid,  illegal  or
unenforceable to any extent, the remainder of this
Agreement and the application thereof shall not be
affected  and shall be enforceable to the  fullest
extent permitted by law.
     15.10     Heirs, Successors and Assigns.  Each and
all   of  the  covenants,  terms,  provisions  and
agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by this Agreement, their respective heirs, legal representatives, successors and assigns.
     15.11     Creditors.  None of the provisions of
this Agreement shall be for the benefit of or enforceable by any creditors of the Company.

     15.12     Counterparts.  This Agreement may be
executed  in counterparts, each of which shall  be
deemed  an  original, but all  of  which  together
shall constitute one and the same instrument.
     15.13     Federal Income Tax Elections.   All
elections required or permitted to be made by  the
Company  under  the  Code shall  be  made  by  the
Manager   as  determined  in  his  or   her   sole
discretion;  provided,  however,  that   no   such
election  that would adversely effect  any  Member
shall be made without the written consent of  such
Member.  For all purposes permitted or required by
the  Code,  the  Members  constitute  and  appoint
Manager  as  the Tax Matters Person until  another
Person  shall  be  so designated  by  the  Members
owning  a  majority  of each Class  of  Membership
Interests.
     15.14     Notices.  Any and all notices, offers,
demands  or  elections required to be  made  under
this  Agreement ("Notices") shall be  in  writing,
signed  by the Party giving such Notice and  shall
be  deemed  given  and effective  (i)  when  hand-
delivered  (either in person by the  Party  giving
such  notice,  or by its designated agent,  or  by
commercial  courier) or (ii) on  the  third  (3rd)
Business  Day (as evidenced by proof  of  mailing)
following  the  date  such  Notice  is  deposited,
postage  pre-paid, certified mail, return  receipt
requested, with the United States Postal  Service,
and  addressed  to  the  intended  Party  at  such
Party's respective address as set forth on Exhibit
"A"  hereto, or at such other address as the  such
Party  may have hereafter designated by Notice  to
the Party giving such first-mentioned Notice).
     15.15     Amendments.  Any amendment to  this
Agreement  shall be made in writing and signed  by
all of the Members.
     15.16     Provisions Conflicting with the Act.  If
any particular provision herein is construed to be
in  conflict with the provisions of the  Act,  the
Act   shall   control   and   such   invalid    or
unenforceable  provisions  shall  not  affect   or
invalidate the other provisions hereof,  and  this
Agreement shall be construed in all respects as if
such conflicting provision were omitted.
     15.17     Banking.  All funds of the Company shall
be deposited in its name in an account or accounts
as  shall be designated from time to time  by  the
Manager   with  the  written  consent  of  Members
holding  a  majority of each Class  of  Membership
Interests.  All funds of the Company shall be used
solely  for the business of the Company,  subject,
however,  to the terms of this Agreement.   Except
as herein otherwise provided, all withdrawals from the Company bank accounts shall be made only upon a check signed by the Manager or by such other
Person(s) as the Members holding a majority of each Class of Membership Interests may designate from time to time.
     15.18      Title to Property.  All  real  and
personal property owned by the Company shall be owned by the Company as an entity, and, to the extent permitted by applicable law, no Member shall have any ownership interest in such property in his or its individual name or right, and each Member's interest in the Company shall be personal property for all purposes. The foregoing shall in no manner limit the right of the Members to elect to cause, or to cause, the Company to distribute the Transferred Interest, the Transferred Interest
Proceeds,  the  Transfer Shares  or  the  Transfer
Shares Proceeds as provided in Article IV or VIII of this Agreement.
     15.19     Authority of the Manager and Members to
Engage  in  Other Business.  The Manager  and  any
Member may engage in and/or possess an interest in other business ventures, independently or with others, that do not compete with the Company.

     15.20     Indemnification and Exculpation  of
Members.
          (a)  No Member shall be liable to the Company, to
any  Member or to any Economic Interest Owner  for
or  as  a result of any act, omission or error  in
judgment that was taken, omitted or made  by  such
Member    in   accordance   with   the   standards
established by the Act.  In any proceeding brought
in  the right of the Company or brought by  or  on
behalf   of  Members,  a  Member  shall  have   no
liability  for  damages  other  than  for  willful
misconduct or a knowing violation of the  criminal
law.   Notwithstanding anything contained  in  the
foregoing  to the contrary, each Member  shall  be
and  remain  liable to the Company and each  other
Member  for any breach or violation by such Member
of this Agreement.
(b)  The Members shall be indemnified and held
harmless by the Company from any liability
resulting from any act performed by or omission
made by them on behalf of the Company, except for
acts or omissions of gross negligence or willful
misconduct, to the fullest extent allowed under
the Act; provided, however, that no Member shall
be entitled to indemnification for any damages,
liabilities or claims arising from or occasioned
by any breach or violation of this Agreement by
such Member.
     15.21     Indemnification for Breach.
          (a)  Each of the parties to this Agreement,
including  the Manager, (an "Indemnifying  Party")
shall indemnify and hold harmless each other party
to  this  Agreement and its respective  directors,
officers, employees, agents and affiliates and the
heirs,  estates, executors, legal representatives,
successors  and  assigns of any of  the  foregoing
(all   of   the   foregoing,   collectively,    an
"Indemnified Party") from and against,  and  shall
reimburse each Indemnified Party for, any and  all
liabilities,  losses, damages, costs and  expenses
(including,    without   limitation,    reasonable
attorneys'  fees and other legal costs,  including
those  related  to any appeal, and  costs  of  any
investigation)    (all    of    the     foregoing,
collectively, "Losses") that have been suffered or incurred by such Indemnified Party and that have resulted from, or been occasioned by, (a) any breach or violation by the Indemnifying Party of any of its representations, warranties, covenants and other agreements set forth herein or (b) any claim asserted by any third party that, if true, would constitute a breach or violation by the Indemnifying Party of any of its representations, warranties, covenants and other agreements set forth herein (any such claim, a "Third-Party
Claim").
(b) If any Indemnified Party shall receive notice of, or otherwise become aware of the assertion of, a Third-Party Claim with respect to which such Indemnified Party intends to seek indemnification under this Section 15.21, then such Indemnified
Party shall give prompt written notice thereof to the Indemnifying Party, which notice shall include or be accompanied with a copy of any summons, complaint or other written evidence of such Third-
Party Claim to the extent that such summons, complaint or other written evidence has been received by such Indemnified Party or by any attorney or other agent thereof. The failure of an Indemnified Party to give such notice or to give such notice promptly shall not relieve the Indemnifying Party of its obligation to indemnify such (or any other) Indemnified Party under this
Section 15.21 except to the extent that the failure to give such notice or the delay in giving such notice has materially prejudiced the Indemnifying Party in its ability to defend against such Third-Party Claim. The Indemnifying
Party shall, with counsel selected by it (which selection shall be subject to the approval of the Indemnified Parties, such approval not to be unreasonably withheld or delayed), be entitled to defend against and settle any Third Party Claim;
provided, however, that its right to do so shall be conditioned upon its having confirmed in writing to the

Indemnified Parties its obligation
to indemnify them with respect to such Claim (any
such confirmation, a "Notice to Indemnify") and,
provided, further, however, that the Indemnifying
Party shall not be entitled to enter into any
settlement of any such Claim without the prior
written consent of the Indemnified Parties, which
consent shall not be unreasonably withheld or
delayed.  Notwithstanding anything contained
herein to the contrary, the Indemnifying Party's
obligation to indemnify the Indemnifying Parties
against any Third-Party Claim shall be conditioned
upon the Indemnifying Parties providing full and
timely cooperation in the defense of such Claim,
which cooperation shall include, without
limitation, furnishing such records, information
and testimony, and attending such conferences,
discovery proceedings, hearings, trials and
appeals, as may reasonably be requested by the
Indemnifying Party.
(c)  Notwithstanding anything contained herein to
the contrary, except as provided in the next
following sentence, the Indemnifying Party shall
not be obligated to indemnify any Indemnified
Party for, or otherwise pay, any attorneys' fees
or other legal or related costs (or any costs of
any investigation) suffered or incurred by any
Indemnified Party in connection with any Third-
Party Claim after the Indemnified Parties receive
any Notice to Indemnify with respect to such
Claim; provided, however, that, if, after giving
any Notice to Indemnify, the Indemnifying Party
reverses its position and claims that it is not
required to indemnify the Indemnified Parties
against the Third-Party Claim, then, in the event
the Indemnifying Party is obligated hereunder to
indemnify the Indemnified Parties with respect to
such Claim, the Indemnifying Party shall bear and
pay the reasonable attorneys' fees and other legal
costs, including those related to any appeal, and
costs of any investigation, incurred by the
Indemnified Parties after the Indemnifying Party
has reversed its position and claimed that it is
not required to indemnify the Indemnified Parties
against such Claim.  Notwithstanding the
foregoing, if there is a legitimate and good faith
conflict of interest between the Indemnifying
Party and the Indemnified Parties in connection
with the defense of any Third-Party Claim so that
one counsel or law firm could not properly
represent both parties in connection with such
defense, the Indemnifying Party, in the event it
is obligated hereunder to indemnify the
Indemnified Parties with respect to such Claim,
shall bear and pay the reasonable attorneys' fees
and other legal costs, including those related to
any appeal, and costs of any investigation,
incurred by the Indemnified Parties in connection
with such defense, regardless of whether the
Indemnifying Party has given a Notice to
Indemnify.  However, under no circumstances shall
the Indemnifying Party be obligated to pay for the
attorneys' fees or related legal fees of more than
one attorney or law firm for or on behalf of one
or any group of the Indemnified Parties.
     15.22      Entire Agreement.  This  Agreement
constitutes the entire agreement between or  among
the  Parties  with respect to the  subject  matter
hereof   and   supersedes  any   and   all   prior
understandings  and agreements (written  or  oral)
between  or  among  them respecting  such  subject
matter.   It  is  agreed and understood,  however,
that  this  Agreement is not intended to supersede
or  amend the Contribution Agreement, which  shall
remain in full force and effect in accordance with
its   terms.    There   are  no   representations,
arrangements,  understandings or agreements,  oral
or  written,  between or among the Parties  hereto
relating to such subject matter except those fully
expressed  herein.   No waiver  of  any  provision
hereof  will  be  valid or binding  on  any  Party
hereto unless such waiver is in writing and signed
by  or on behalf such Party, and no waiver on  one
occasion  shall be deemed to be a  waiver  of  the
same or any other provision hereof.
     15.23     Determination of Matters Not Provided
For  In  This  Agreement.  The Members  holding  a
majority  of  each  Class of Membership  Interests
shall decide any questions
arising with respect to
the  Company  and  this  Agreement  that  are  not
specifically  or expressly provided  for  in  this
Agreement.
     15.24     Further Assurances.  The Members each
agrees to cooperate, and to execute and deliver in
a  timely fashion any and all additional documents
necessary,  to  effectuate  the  purposes  of  the
Company and this Agreement.
     15.25     Time.  TIME IS OF THE ESSENCE OF THIS
AGREEMENT,  AND  TO ANY PAYMENTS, ALLOCATIONS  AND
DISTRIBUTIONS SPECIFIED UNDER THIS AGREEMENT.
     IN   WITNESS   WHEREOF,  this  Agreement   is
executed by the Members effective as of _____ __, 2002.

MEMBERS:

WATERTONE HOLDINGS, LP        ALPHA_______  CORPORATION
By: BKB, LLC,
Its General Partner


__________________________   ______________________________
Name:  Robert A. Berman       Name:  Thomas Aro
Title: Managing  Member       Title: Executive Vice President

ACCEPTED AND AGREED TO BY THE MANAGER:

WATERTONE HOLDINGS, LP
By: BKB, LLC
Its General Partner

______________________________
Name:  Robert A. Berman
Title: Managing Member

                    EXHIBIT "A"



MEMBERS                  ADDRESS                      INTEREST     CLASS

Watertone  Holdings, LP   Attn:   Scott  Kaniewski      52%       Class A
                          2412 Central Park Avenue
                          Evanston, Illinois  60201

Alpha _____ Corporation   Attn:    Thomas   Aro         48%       Class B
                          29-76 Northern Boulevard,
                          2nd Floor

                                         EXHIBIT B

               ASSIGNMENT AGREEMENT

     This ASSIGNMENT AGREEMENT ("Agreement") is made as of ________, 2002, by WATERTONE HOLDINGS, LP ("Assignor"), a Delaware limited partnership, in favor of NEW YORK GAMING, LLC ("Assignee"), a
Georgia limited liability company.

     WHEREAS,    Catskill   Development,    L.L.C.
("Catskill")  was formed in 1995  as  a  New  York
limited liability company to develop real property
for   three  business  components  (the  "Business
Components"), which are: (1) casino  and  wagering
operations on trust land (the "Casino Component");
(2)  harness,  horse racing and other  pari-mutuel
and   gaming   operations   (the   "Horse   Racing
Component");   and  (3)  real  estate   ownership,
development    and   operations,   inclusive    of
amusement,  entertainment, retail,  hotel,  office
and   residential  structures  (the  "Real  Estate
Component");

     WHEREAS,  Assignor  is a  party  to  a  First
Amended & Restated Operating Agreement (as it  may
at  the relevant time have been amended, modified,
supplemented  or otherwise changed, the  "Catskill
Operating  Agreement")  of  Catskill  Development,
L.L.C. ("Catskill"), dated as of January 1,  1999,
which provides, inter alia, for distributions  and
allocations  to members based on their  respective
percentage   interests  in  the   three   separate
Business Components after the prior payment of the Senior Obligation (as defined in the Catskill
Operating Agreement) and of outstanding loans  (if
any)  and  the  prior return of Preferred  Capital
Contributions and Priority Returns (as those terms are defined in the Catskill Operating Agreement);

     WHEREAS,   under   the   Catskill   Operating
Agreement,  Assignor is a Voting Member  (as  such
term   is   defined  in  the  Catskill   Operating
Agreement) and currently holds a 29.167%  economic
interest  in  the  Casino Component  (the  "Casino
Interest")  and  a 25% economic  interest  in  the
Horse   Racing   Component  (the   "Horse   Racing
Interest,"   and  collectively  with  the   Casino
Interest,   the   "Watertone  Interests")   which,
subject  to  the payment of the Senior  Obligation
and  of  outstanding loans (if any) and the  prior
return  of  Preferred  Capital  Contributions  and
Priority  Returns,  entitle  the  holder  of  such
economic  interests  to  the  relative  percentage
allocations and distributions attributable to  the
respective  Business  Components  in  which   such
interests exist; and

     WHEREAS,  pursuant to a certain  Contribution
Agreement  (the "Initial Contribution Agreement"),
dated  as  of  August  10, 2001,  by  and  between
Assignor   and   Alpha   Hospitality   Corporation
("Alpha"),  Assignor  and  Alpha  agreed  to  form
Assignee;

     WHEREAS, as provided in a certain Amended And
Restated   Contribution  Agreement  (the  "Amended
Contribution Agreement"), dated as of February  8,
2002,  by  and  between Assignor  and  Alpha,  (a)
Assignor  and  Alpha Designee (as defined  in  the
Contribution  Agreement)  are  to  enter  into   a
certain  Operating Agreement (the  "LLC  Operating
Agreement"), dated as of even date herewith, providing for the operation of

Assignee  and  (b)
Assignor is to assign all of its right, title  and
interest  in  and to the forty-seven and  one-half
percent  (47.5%)  of  the Watertone  Interests  to
Assignee   as   provided  for  herein   (provided,
however,   that  such  forty-seven  and   one-half
percent (47.5%) of the Watertone Interests shall not include any voting rights in Catskill).

     NOW, THEREFORE, in consideration of foregoing
premises  and  the covenants and other  agreements
set  forth  in the Amended Contribution  Agreement
and  the  LLC Operating Agreement, and other  good
and   valuable  consideration,  the  receipt   and
sufficiency of which are hereby acknowledged, Assigner, intending to be bound hereby, agrees as follows:

     1.    ASSIGNMENT. Assignor does hereby  sell,
assign,  convey, transfer and set over  unto,  and
does  contribute  to, Assignee all  of  Assignor's
present and future rights, title and interests in,
to, under and with respect to forty-seven and one-
half  percent (47.5%) of the Watertone  Interests,
as  such  Interests are set forth or described  in
Section  4.5  and  the  other  provisions  of  the
Catskill  Operating Agreement (provided,  however,
that  any interests transferred hereunder or under
the  Contribution Agreement shall not include  any
voting  rights  in  Catskill),  and  any  and  all
contracts,  agreements, documents  or  instruments
entered into and any and all proceeds (which shall
include, without limitation, any and all awards in
any litigation or other proceeding attributable or
allocated to such forty seven and one half percent
(47.5%)  of the Watertone Interests) with  respect
to   any  of  the  foregoing,  together  with  all
documents and instruments evidencing any  of  such
right,  title and interest, free and clear of  any
Lien (which, for purposes of this Agreement, means
any    mortgage,    deed   of    trust,    pledge,
hypothecation,   assignment,   encumbrance,   lien
(statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever, including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease obligation or any financing lease having substantially the same economic effect as any of the foregoing and any contractual or other restriction on sale or other disposition and any competing interest), except the payment of the Senior Obligation and of outstanding loans (if any) and the prior return of the Preferred Capital Contributions and Priority
Returns.

     2. REPRESENTATIONS AND WARRANTIES. Assignor represents and warrants to Assignee that:

         (A) Assignor currently holds a 29.167% economic interest in the Casino Component and a 25% economic interest in the Horse Racing Component and is a Voting Member (as such term is defined in the Catskill Operating Agreement);

(B)  Assignor is a limited partnership, duly
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite partnership power and authority to execute and deliver this Agreement and perform the terms and provisions of this Agreement to be performed by it and has taken all necessary partnership action to authorize the execution, delivery and performance of this Agreement by it and to consummate the transactions contemplated hereby to be performed by it. No other proceedings on the part of Assignor, and no consent of the members or partners in Watertone is required, for the valid execution and delivery by Assignor of this Agreement or the performance and consummation by Assignor of the transactions contemplated by this Agreement to be performed by it. Assignor has duly executed this Agreement, and this Agreement constitutes the legal, valid and binding obligations of Assignor, enforceable against Assignor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). Assignor has all requisite power and authority and legal right to enter into and carry out the transaction contemplated hereby;
and
(C) The execution, delivery and performance of this Agreement by Assignor and the consummation by Assignor of the transactions contemplated hereby to be performed by it do not and will not (i) violate any provision of, or contravene the applicable provisions of, any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any Governmental Authority (as defined in the Contribution Agreement) to which Assignor is a party or to or by which Assignor or any of its property or assets is subject or bound, (ii) violate, result in a breach of or constitute a default (which has not been waived or consented to) or give rise to an event of acceleration under the Catskill Operating Agreement or any other contract, lease, loan or credit agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Assignor is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any Lien of any kind upon any of the properties or assets of, or interests in, Assignor (including, without limitation, the Watertone Interests), (iii) violate any provision of the organizational documents of Assignor or Catskill, (iv) preclude
(pursuant to Section 4.1(d) of the Catskill
Operating Agreement or otherwise) the distribution or payment to Assignee of any of the proceeds or revenues from the Casino and Wagering Operations component of the Business (as those terms are used in the Catskill Operating Agreement) that would be payable to Assignee on account of, for or with respect to the forty-seven and one-half percent
(47.5%) of the Watertone Interests being transferred hereby to Assignee if the same had not been transferred to Assignee as contemplated hereby or (v) result in the loss, termination or forfeiture by Assignor of any voting, management or similar rights or benefits pursuant to Section
11.3 of the Catskill Operating Agreement or otherwise.
     3.   MISCELLANEOUS.

         (A) Expenses. Assignor will bear all of its own expenses in connection with the preparation and negotiation of this Agreement and the consummation and performance of its obligations hereunder and thereunder.

          (B)  Indemnification.  Assignor shall indemnify
and  hold harmless Assignee from and against,  and
shall reimburse Assignee for, any and all damages,
liabilities,  costs,  claims,  losses,  costs  and
expenses     (including,    without    limitation,
reasonable  attorneys' fees  and  other  costs  of
collection or enforcement) that have been suffered
or  incurred and that have resulted from, or  been
occasioned by, any breach or violation by Assignor
of   any   of   its   covenants,  representations,
warranties and other agreements set forth herein.

         (C)  Notices.  All notices, demands, requests,
consents,   approvals  and  other   communications
(collectively,  "Notices") required  to  be  given
hereunder  shall  be  in  writing  and  shall   be
personally  served  or  deposited  in  the   mail,
registered or certified, return receipt requested,
postage   prepaid,  or  delivered   by   reputable
overnight   air  courier  service   with   charges
prepaid, or transmitted by facsimile, addressed as set forth below, or to such other address as the Person for which such Notice is intended shall have specified most recently by written notice given in accordance with this subsection (C):

               (I)  if to Assignor, to:

                    Watertone Holdings, LP
                    c/o Scott Kaniewski
                    2412 Central Park Avenue
                    Evanston, IL 60201
                    Facsimile No.: (847) 328-4032

               with a copy thereof (which shall
               not constitute notice)
               simultaneously and similarly sent
               to:

                    Stites & Harbison
                    Attn:  William W. Hopson
                    3350 Riverwood Pkwy, Ste 1700
                    Atlanta, GA  30339
                    Facsimile No.: (770) 850-7070

               (II)  if to Assignee, to:

                    New York Gaming, LLC
                    c/o Scott Kaniewski
                    2412 Central Park Avenue
                    Evanston, IL 60201
                    Facsimile No.: (847) 328-4032

               with a copy thereof (which shall
               not constitute notice)
               simultaneously and similarly sent
               to:

                    Alpha Hospitality Corporation
                         29-76 Northern Boulevard,2nd Floor
                         Long Island City, New York 11101
                         Attention: Thomas Aro, Secretary
                         Facsimile No.: (718) 685-3678

                    and

                         Reed Smith LLP
                         529 Fifth Avenue
                         New York, New York 10017
                         Attention: Herbert F. Kozlov, Esq.
                         Facsimile No.: (212) 972-9487

Any  Notice shall be deemed given on the  date  of
service  or transmission if personally  served  or
transmitted  by facsimile with receipt  confirmed.
Any Notice otherwise sent as provided herein shall
be  deemed  given on the third (3rd) Business  Day
following the date mailed or on the next  Business
Day  following  delivery  of  such  notice  to   a
reputable overnight air courier service.

         (D)  Entire Agreement.  This Agreement constitutes
the  entire agreement of Assignor with respect  to
the  subject  matters hereof  and  supersedes  all
prior      and     contemporaneous     agreements,
representations, understandings, negotiations and discussions of Assignor, whether oral or written, with respect to such subject matter.

         (E)  Amendment and Waiver.  This Agreement may not
be amended, modified or waived except by a writing
executed   by  the  entity  against   which   such
amendment,  modification or waiver  is  sought  to
been   enforced;  provided,  that  no   amendment,
modification  or  waiver  shall  be  effective  as
against    Assignee   unless    such    amendment,
modification or waiver has also been agreed to  in
writing  by  Assignee.  Waivers  may  be  made  in
advance  or after the right waived has  arisen  or
the  breach  or default waived has occurred.   Any
waiver  may  be  conditional.  No  waiver  of  any
breach   of  any  agreement  or  provision  herein
contained  shall  be  deemed  a  waiver   of   any
preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligation or act shall be deemed a waiver or extension of the time for performance of any other obligation or act.

         (F)  Assignment.  This Agreement and the rights,
duties  and  obligations  hereunder  may  not   be
assigned  or  delegated by  Assignor  without  the
prior  written consent of Assignee.  Any purported
assignment  or delegation by Assignor  of  rights,
duties  or obligations hereunder made without  the
prior  written consent of Assignee shall  be  void
and   of  no  effect.   This  Agreement  and   the
provisions  hereof  shall  be  binding  upon   and
enforceable  against Assignor and  its  successors
and  assigns and shall inure to the benefit of and
be  enforceable by Assignee and its successors and
assigns.   Assignee may, without  the  consent  or
approval of Assignor, assign this Agreement and/or
any   rights  or  benefits  hereunder  (including,
without  limitation,  the right  to  enforce  this
Agreement   or   sue,  and  recover   damages   or
settlement proceeds, on account of any violation or breach hereof), and any assignee contemplated by the foregoing shall succeed to all of the rights and benefits so assigned to it.

         (G)  Severability.  The terms and provisions of
this Agreement shall be deemed severable, and  the
invalidity  or  unenforceability of  any  term  or
provision hereof shall not affect the validity  or
enforceability of this Agreement or of  any  other
term or provision hereof.  Furthermore, in lieu of
any   such  invalid  or  unenforceable   term   or
provision, there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

(H)  Further Assurances.  Assignor, upon the
request from time to time of Assignee, shall do
all such further acts and execute, acknowledge and
deliver all such further instruments and documents
as may be necessary or desirable to carry out,
effectuate and/or evidence or memorialize the
transactions contemplated by this Agreement.
         (I)  Titles and Headings; Interpretation.  Titles,
captions  and  headings of the  Sections  of  this
Agreement  are  for convenience of reference  only
and  shall  not  affect the  construction  of  any
provision   of   this  Agreement.   Whenever   the
singular number is used in this Agreement and when
required  by  the context, the same shall  include
the   plural  and  vice  versa,  and  the  neuter,
masculine  and feminine gender of any  pronoun  or
possessive   shall  include  all  other   genders.
Unless   otherwise  provided  herein,   references
herein  to  any  Section  are  references  to  the
corresponding Section of this Agreement.   Use  of
the terms "herein," "hereof" or "hereunder" or similar terms shall refer to this Agreement as a whole and not to any particular Section or other provision of this Agreement.

         (J)  GOVERNING LAW and JURY WAIVER.  THIS
AGREEMENT SHALL BE GOVERNED BY, INTERPRETED  UNDER
AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS
OF  THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS
MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE,
WITHOUT  GIVING EFFECT TO PRINCIPLES OF  CONFLICTS
OF  LAWS THEREOF.   ASSIGNOR EXPRESSLY WAIVES  ITS
RIGHT  TO  A JURY TRIAL WITH RESPECT TO ANY  SUIT,
LITIGATION OR OTHER JUDICIAL PROCEEDING  REGARDING

THIS   AGREEMENT  OR  ANY  DISPUTE  HEREUNDER   OR
RELATING  HERETO.   Any  dispute  under  or   with
respect  to  this  Agreement shall  be  determined
before the state or federal courts situated in the
City,  County and State of New York, which  courts
shall  have exclusive jurisdiction over  and  with
respect  to any such dispute, and Assignor  hereby
irrevocably  submits to the jurisdiction  of  such
courts.   Assignor hereby agrees not to raise  any
defense or objection, under the theory of forum non conviens or otherwise, with respect to the jurisdiction of any such court.

     IN WITNESS WHEREOF, Assignor has, by a
representative thereof thereunto duly authorized, signed this Assignment Agreement as of the date first written above.

                              WATERTONE HOLDINGS  LP
                              By:  BKB, LLC
                              Its: General Partner

                              By:
                              Name: Robert  A. Berman
                              Title: Managing Member

ACKNOWLEDGMENT:

State of New York     )
                                    ss.:
County of New York )

      On  the  ____  day of ______________,  2002,
before  me,  the undersigned, personally  appeared
Robert A. Berman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed same in his capacity, and that by his signature on the instrument, the individual, or the entity upon behalf of which the individual acted, executed the instrument.


____________________________
NOTARY

                                       EXHIBIT C-1





               EMPLOYMENT AGREEMENT

                  BY AND BETWEEN

           ALPHA HOSPITALITY CORPORATION

                        AND

                   ROBERT BERMAN

     This  EMPLOYMENT AGREEMENT (the  "Agreement")
is  made  as of ___________, 2002, by and  between
ALPHA  HOSPITALITY CORPORATION (the "Company"),  a
corporation duly organized and existing under  the
laws of the State of Delaware, with offices at 29-
76  Northern  Boulevard, 2nd  Floor,  Long  Island
City,   New   York   11101,  and   ROBERT   BERMAN
("Employee"), an individual residing at  875  West
Lakeshore Drive, Rockhill, New York  12775.

     WHEREAS,  pursuant to a certain  Amended  And
Restated Contribution Agreement (the "Contribution
Agreement"), dated as of January __, 2002, by and between the Company and Watertone Holdings, LP
("Watertone"), Watertone has agreed, inter alia, to transfer and contribute to the New York Gaming
LLC (the "LLC") a portion of Watertone's interest in Catskill Development, LLC ("Catskill");

       WHEREAS,  Employee has been a principal  in
Watertone,   and  pursuant  to  the   Contribution
Agreement,   and  as  part  of,  the  transactions
contemplated thereby, the Company has agreed to employ Employee as provided herein; and

     WHEREAS, Employee desires to be employed by the Company in accordance with the terms and conditions hereinafter set forth; and

     WHEREAS,  the  Company is willing  to  employ
Employee   in  accordance  with  such  terms   and
conditions;

     NOW   THEREFORE,  in  consideration  of   the
foregoing premises and the mutual agreements, covenants, terms and conditions set forth herein, the parties agree as follows:

     1.      Employment;   Title;    Duties    and
       Responsibilities.

     (a) The Company hereby agrees to employ Employee, and Employee hereby agrees to serve the Company, on the terms and conditions set forth herein, as the President of the Company, with such powers, authorities, responsibilities and duties as may be assigned to him from time to time by any Senior
Officer (as hereinafter defined) or the Board of Directors of the Company (the "Board").

     (b)  During the Term (as hereinafter defined),
Employee shall, during business hours, devote all
of his time, energy, skills, expertise, knowledge
and abilities on an exclusive basis to the
performance of his duties and obligations
hereunder and shall, consistent with Company's
Policies (as hereinafter defined) and as directed
or requested from time to time by the Board or any
Senior Officer, diligently, conscientiously and in
good faith render and perform such services in
such areas and places as are so directed or
requested of him to carry out his duties;
provided, however, that the foregoing shall not be
deemed to prohibit Employee, outside of normal
business hours, from engaging in any other
business activities that do not conflict or
interfere with his obligations to the Company or
its Affiliates (as hereinafter defined) as set
forth in this Agreement.   Employee, at all times
during the Term, shall adhere to and obey all Company Policies that have been furnished or provided to him or of which he has otherwise become or been made aware. For purposes of this Agreement, "Company Policies" means, collectively, the practices, rules, procedures and polices of the Company as in effect from time to time, whether or not set forth in writing in any Company manual or other directive or as may be imposed on the Company under applicable law, and "Senior
Officer" means (if other than Employee) the Chairman of the Board, the Chief Executive Officer and the President of the Company. Without limiting the effect or generality of the foregoing, Employee shall at all times during the
Term:

     (1)        faithfully, diligently and  timely
     perform   such  duties,  and  exercise   such
     powers, as may from time to time be assigned to, or vested in, him by the Board or any Senior Officer;

      (2)        obey  all  lawful and  reasonable
directions of the Board or any Senior Officer;

     (3)            use his best efforts and
     endeavors to promote the interests of the Company and its Affiliates;

     (4)            keep the Board (or such
     persons(s) as may have been designated from time to time by the Board) promptly and fully informed (in writing if so requested) of his conduct of the business and affairs of the Company and provide such explanations as the Board may from time to time request;

     (5)            subject to the proviso in the
     first sentence of Section 1(b) above, devote all of his professional and business time to the conduct of the business of the Company
     (and, if so requested by the Board or any Senior Officer, one or more of its Affiliates) and to the performance of his duties hereunder;

     (6)       not at any time engage in any self
     dealing or conflict of interest that is
     material to the Company or any of its
     Affiliates or to any client, customer,
     supplier or vendor of the Company or of any of its Affiliates; and

     (7)       not at any time make any materially
     untrue or misleading statement relating to the Company or any of its Affiliates or to any client, customer, supplier or vendor of the Company or of any of its Affiliates.

     (c) In addition, Employee shall perform such other functions for the Company, including taking positions with Affiliates and performing duties on their behalf, as may be assigned to him from time to time by the Board or any Senior Officer. As used in this Agreement, "Affiliate" of any person means any entity (1) that such person (directly or indirectly through one or more subsidiaries or other entities, or by contract or otherwise) controls, (2) that (directly or indirectly through one or more subsidiaries or other entities, or by contract, overlapping directors or management or otherwise), controls such person or is under common control with such person, (3) in which such person (directly or indirectly through one or more subsidiaries or other entities, or by contract or otherwise) owns (of record or beneficially) or holds, or otherwise has the right to vote, at least a five per cent (5%) of the equity interest thereof or therein, (4) that, individually or with others with which it is acting as a group or with a common goal, (directly or indirectly through one or more subsidiaries or other entities, or by contract or otherwise) owns (of record or beneficially) or holds, or otherwise has the right to vote, at least a ten per cent (10%) of the equity interest of or in such person, (5) for which such person, if an individual, is serving or acting as an officer, employee, sales agent or representative, consultant or adviser or in any similar capacity or (6) for which such person, if an individual, is acting or serving as a member of its board of directors or other governing body.
Notwithstanding anything contained herein to the contrary, Employee shall not be obligated hereunder to devote more time to performing his duties hereunder to the Company and/or its Affiliates than is generally expected of other executives of the Company.

(d) Employee further agrees to devote his best efforts to assist the Company in obtaining financing that is in the amount and has terms and conditions (including, but not limited to, annual interest rate, repayment schedule, maturity date, conversion terms, prepayment premium or penalty and other terms) that are acceptable to the Board;
provided, however, that the foregoing obligation shall not apply if and to the extent that the Company (on account of the Company's receipt of payments relating to any pending litigation or otherwise) has no reasonable need for such financing.
(e) It is the Company's anticipation that, during the Term of this Agreement, Employee will be nominated as a candidate for election to the Board at each annual meeting of stockholders of the Company. Employee, however, understands that the selection of candidates to be nominated for election to the Board is reserved to the discretion of the Board and that the election of members to the Board is determined by vote of the Company's stockholders and that there can therefore be no assurance that Employee will be nominated for election to the Board or, even if so nominated, will be elected to the Board.
(f) Notwithstanding anything contained herein to the contrary, Employee shall not, except as otherwise expressly authorized by the Board, (1) hire or retain any employee or consultant or similar person or entity by or on behalf of the Company or any of its Affiliates or (2) otherwise cause the Company to incur, or incur on behalf of the Company or any of its Affiliates, any expenditure or liability or group of related expenditures or liabilities.
(g) The Company shall reimburse Employee for all reasonable expenses expended by Employee in connection with the investigation of Employee (as an officer or director of the Company) or any finding or determination of suitability of Employee (as an officer or director of the Company) by any Gaming Authority (as defined in the Contribution Agreement).

     2.   Term of Employment.

                              (a) The term of
employment (the "Term") of Employee under this Agreement commences as of the date hereof (the
"Commencement Date"), and shall thereafter continue (subject to earlier termination as provided in Section 8 hereof) for a fixed period of thirty-six (36) consecutive months (the "Fixed
Period").

                              (b) Employee agrees
to exclude, release and waive any right to any payment and claim in respect of unfair or illegal dismissal if the Fixed Period expires without this Agreement or his employment hereunder being renewed or extended or if this Agreement is terminated and the Company pays Employee such sum of money as is equivalent to the remuneration due to Employee for the remainder of the unexpired
Fixed Period, exclusive of any deferred
compensation, bonus or other discretionary compensation that has not been granted to Employee prior to such termination and exclusive of any other amount or consideration that may be payable hereunder or pursuant hereto (excepting such amount or consideration, if any, as has accrued and become payable prior to such termination), including, without limitation, on account of or with respect to any insurance or other fringe benefits (provided, that the foregoing shall not limit Employee's rights to obtain from any insurance company or similar third party benefits that arose or accrued prior to such termination).

     3.   Travel.

                              Travel during
Employee's employment shall be in accordance with Company Policies as in effect from time to time.
Employee shall be entitled to reimbursement for employment-related travel in accordance with
Section 5 below.

     4.   Compensation.

     As compensation for his services and in
consideration for Employee's covenants contained in this Agreement, the Company shall pay to Employee a salary that on an annualized basis will equal Three Hundred Thousand Dollars ($300,000).
Such annual salary shall be payable in equal installments on a bi-weekly basis and in accordance with Company Policies and shall be subject to applicable federal, state and local withholdings and deductions. Notwithstanding anything contained herein to the contrary, all salary due hereunder shall accrue and be deferred and shall not be payable until five (5) business days after the date on which the Company is provided with, accepts and actually receives
(including the actual funding of) the Qualifying
Financing (as hereinafter defined) (the date on which the Company is provided with, accepts and actually receives (including the actual funding of) the Qualifying Financing is hereinafter referred to as the "Financing Date"), and on the fifth (5th) business day following the Financing
Date all salary that is payable hereunder to Employee and that has theretofore accrued and been deferred hereunder shall become payable; provided, however, that, if this Agreement or Employee's employment hereunder shall expire or terminate prior to the Financing Date, then no salary theretofore accrued or deferred hereunder shall be payable to Employee unless (i) negotiations with respect to the Qualified Financing shall have commenced prior to such expiration or termination and (ii) the Company is provided with, accepts and actually receives (including the actual funding of) the Qualifying Financing within ninety

(90) days following such expiration or termination. As used herein, "Qualifying Financing" means debt financing and financing based on the issuance of equity that is in an amount at least equal to the Threshold Amount or Reduced Threshold Amount (as both terms are hereinafter defined), whichever shall be less, and is subject to such terms and conditions (including, but not limited to, annual interest rate, repayment schedule, maturity date, conversion terms, prepayment premium or penalty and other terms) as the Board, in its sole and absolute discretion (which shall not be subject to judicial or other review), deems adequate and appropriate to justify the termination of the deferral of salary to Employee as provided above, "Threshold Amount" means an amount (determined based upon the net amount actually received by the Company), that, when added to the aggregate net proceeds or distributions that have been actually received by the Company with respect to the PPE
Litigation (as defined in the Contribution
Agreement) or any similar litigation (whether as the result of any judgment entered therein or settlement thereof), equals ten million dollars
($10,000,000) and "Reduced Threshold Amount" means the Threshold Amount reduced by the net amount that any existing liabilities reflected on the books and records of the Company are hereafter reduced through negotiation with creditors of the Company or by creditors of the Company forgiving all or a portion of any amount otherwise due and payable to such creditors by the Company.

     The Company shall be entitled to withhold from any payments due hereunder taxes, FICA, contributory insurance participations and other normal deductions, all in accordance with Company
Policies.

     5.   Expense Reimbursement.

                              The Company shall,
consistent with Company Policies, reimburse
Employee for reasonable out-of-pocket business expenses incurred by him in his performance of services hereunder to or for the Company or any Affiliate of the Company, upon submission of reasonable documentation therefor.

     6.   Option Awards.

     The Company shall grant to Employee an option
(the  "Option")  to purchase up to  95,016  shares
(which  number  of shares, subject to  stockholder
approval,   shall   be   increased   to   295,689)
(collectively, the "Option Shares") of the  common
stock  of  the  Company (the "Common Stock"),  par
value  $.01 per share, with an exercise  price  of
seventeen  dollars and forty-nine  cents  ($17.49)
per  share.   The Option shall be  subject  to  an
option agreement in the form attached hereto as Exhibit A.

     7.   Other Benefits.

     Subject to his qualifying therefor and
complying with all relevant Company Policies, Employee shall be entitled to participate in all benefit plans, retirement plans, programs and arrangements of the Company, if any, made available to its officers or generally to its employees, on a basis at least equal to that extended to other senior management employees of the Company.

     Employee shall be entitled to twenty (20) days per year paid vacation and five (5) paid personal days in accordance with the Company
Policies in effect from time to time. Unused vacation and personal days may not be carried over to a subsequent year, and the Company shall have no obligation to compensate Employee for any unused vacation or personal days upon the expiration or earlier termination of this Agreement or Employee's employment hereunder.

     8.   Early Termination.

       (a) Employee's employment under this Agreement shall terminate upon the occurrence of any one of the following events or conditions:

     (1)    Employee's death;

       (2) Employee's inability substantially to perform his duties and fulfill his responsibilities hereunder due to disability, illness or mental incompetency having a duration of at least twenty
          (20) consecutive business days or existing for any sixty (60) business days in any period of 200-consecutive business days (any of the foregoing, a "Disability");

(3)  (A) Any conviction of Employee of any
criminal offense punishable with or by six (6) months or more imprisonment (regardless of whether
Employee is actually imprisoned or sentenced to imprisonment); (B) any conviction of or finding against Employee of fraud, embezzlement, theft, misappropriation or any other defalcation relating to the Company or any of its Affiliates or any customer, client, vendor or supplier of the Company or any of its Affiliates; (C) any finding that Employee has engaged in any legally prohibited discrimination or harassment with respect to any employee, agent or representative of the Company or any of its Affiliates; (D) any conviction of or finding against Employee, whether judicial or administrative, that has or has had, in the reasonable discretion of the Board, a materially adverse effect on the Company or any of its Affiliates (including, without limitation, upon the reputation thereof) or on Employee or his conduct or performance of his duties hereunder;
(E) any willful misconduct, gross negligence or substance abuse by Employee that has or has had a materially adverse effect on the Company or any of its Affiliates (including, without limitation, upon the reputation thereof) or on Employee or his conduct or performance of his duties hereunder; or
(F) Employee being found subject to an event that would lead to disclosure in Item 7 of Form BD of the Securities and Exchange Commission (any termination on account of any of the events or circumstances set forth in this clause (3) or in the following clauses (4), (5), (6) or (7) shall be deemed a termination for or with "Cause");
(4) Any finding or determination by or of any governmental agency or regulatory authority that Employee is not qualified or suitably to serve as an officer of the Company or any of its Affiliates or any other legal prohibition against Employee serving as an officer of the Company or any of its Affiliates;
(5) Any breach or violation by Employee of any of his representations and warranties set forth in
Section 9 below or any breach by Employee of any of his obligations under Section 10 or 12 below.
(6) Any breach or violation by Employee of any of his other representations, warranties, covenants or other agreements set forth herein (other than under circumstance leading to termination under one or more of the prior clauses of this Section
8) and the failure of Employee to cure such breach or violation within ten (10) days following receipt of written notice (any such notice, a "Breach Notice") from the Company identifying such breach or violation and demanding that such breach or violation be cured; provided however, that no notice needs to be given, and no such cure period shall apply, with respect to any breach or violation that is identical to, or of the same general or basic type or nature as, a prior breach or violation with respect to which Employee had been given a Breach Notice (a) on at least two (2)
prior occasions or (b) within the thirty (30) business days next proceeding such breach or violation, in which case the Company shall have the right to immediately terminate this Agreement without giving any notice or allowing for any cure period;
(7) At the discretion of the Company, at any time prior to the lapse of eighteen months (18) months from the Commencement Date, provided that the Qualifying Financing has not yet been obtained; or
(8) At the discretion of Employee, upon at least sixty (60) days' prior written notice to the Company.
       (b)  If a circumstance contemplated by Section
  8(a) arises, Employee's employment shall terminate without the need for notice of termination from the Company (other than as expressly provided for in clauses (6) or (8) thereof, as applicable). In such event, no amounts due hereunder shall be payable, except for Employee's base salary accrued hereunder through the date of termination, subject, however, to the last sentence of Section
  4(a) above.

       (c) Any dispute arising regarding the existence, extent or continuance of a Disability shall be resolved within 90 days by the determination of three individuals who are licensed to practice medicine in the State of New York, one to be selected by the Company, one by Employee and the third by the two physicians so selected; and any determination made by a majority of such individuals shall be determinative and binding on the parties hereto. In connection with any such determination, each of the parties shall bear the costs and expenses of the physician selected by it or him, and the parties shall share the costs and expenses of the third physician.

       (d) On the expiration or earlier termination of this Agreement for any reason whatsoever, Employee shall resign (and without any further action on the part of Employee, shall be deemed to have resigned) from any and all offices and positions that he may have or hold with the Company or any of its Affiliates and from the Board.

     9.   Representations and Warranties of Employee.
Employee hereby represents and warrants to the Company, in order to induce the Company to enter into this Agreement and employ him hereunder, as follows:

     (a)   Employee has not been convicted of  any
     felony or any other criminal offense that is punishable with or by six (6) months or more imprisonment (regardless of whether Employee has actually been imprisoned or sentenced to imprisonment).

     (b)   Employee  is  under no  contractual  or
     other impediment to undertake the offices and/or employment provided or contemplated hereunder or otherwise to perform hereunder and that, by so doing, he will not be in violation of any commitment, agreement or obligation to any other person or entity.

10.  Confidential/Proprietary Information; Non-
  Solicitation; Non-Competition.

     (a) During the Term and thereafter, Employee shall, and shall cause each and all of his agents, representatives and Affiliates:

     (1)     to treat all Confidential Information
     (as hereinafter defined) in the strictest confidence;

     (2)   not  to  disclose, publish, distribute,
     disseminate,  reproduce,  utilize   or   make
     accessible in any manner or in any  form  any
     Confidential   Information  other   than   in
     connection   with  performing  the   services
     required  of  Employee under this  Agreement;
     and

     (3)  not to reproduce, retain, copy, publish,
     plagiarize, appropriate or otherwise  utilize
     (as  a  model, precedent, form,  template  or
     otherwise), or refer to in way,  any  of  the
     Company's  marketing  materials,   forms   of
     letters   or  agreements  or  other  business
     documents or any part or portion of, or excerpt from, any of the foregoing.

     (b)     As    used    herein,   "Confidential
Information"  means any proprietary,  confidential
and/or  other non-public information of,  relating
to  or regarding the business
or interests of  the
Company  or  any  of  its  Affiliates,  including,
without  limitation, (1) any trade secrets,  know-
how,  databases, company policies, procedures  and
techniques,       correspondence,      agreements,
negotiations,    offering    packages,    business
descriptions   and   profiles,   business   plans,
financial  information,  product  literature   and
technical  projects of, regarding or  relating  to
the  Company  or  any  of its  Affiliates  or  the
business, operations, products and/or services  of
the  Company  or  any of its Affiliates,  (2)  any
research  datum,  result or report  regarding  the
Company or any of its Affiliates or any aspects of
the   business,  operations,  business   dealings,
prospects  or  financial  condition  or  financial
results  of  the Company or any of its Affiliates,
(3)   any   report,  analysis,  study,  invention,
process or other work product developed by, for or
on behalf of the Company or any of its Affiliates,
including,  without limitation, that developed  by
Employee,  whether on the premises of the  Company
or  elsewhere and whether or not developed  during
normal business hours or on normal business  days,
and  (4)  any list of customers, clients, vendors,
suppliers  or prospects of the Company or  any  of
its  Affiliates.  Notwithstanding  the  foregoing,
the  provisions of this Agreement shall not  apply
to any Confidential Information to the extent, but
only  to  the  extent, that the same  is,  or  has
become,   publicly   known   under   circumstances
involving no breach of this Agreement or any other
agreement of confidentiality or has been disclosed
pursuant  to an order or requirement of  a  court,
administrative  agency or other governmental  body
of competent authority, provided however, that the
Company  has been given appropriate and reasonable
notice   of   such  proceeding  and  a  reasonable
opportunity  to contest such disclosure.   Without
limiting the generality of the foregoing, except as consented to in writing by the Board or a Senior Officer, Employee shall not in any way or at any time disclose or publish the name(s) or description(s) of any transaction by the Company or any of its Affiliates, whether contemplated, pending or completed, or the identity of any party to any such transaction.

     All    business,   financial,   product   and
technical   records,  information  and  literature
relating  to  the business or operations,  or  any
product or service, of the Company or any  of  its
Affiliates (all such business, financial,  product
and  technical records, information and literature
being  hereinafter  referred  to  collectively  as
"Business     Records"),    including,     without
limitation,    Confidential    Information,    fee
agreements,  confidentiality  agreements,  papers,
databases,   contact   records,   documents    and
correspondence and studies containing  information
relating  to the Company or any of its  Affiliates
or  any transaction (whether contemplated, pending
or  completed)  by  the  Company  or  any  of  its
Affiliates,  in  all  cases  irrespective  of  the
manner  in which such information was obtained  or
is  kept  or  stored, made or kept by Employee  or
under Employee's possession, custody or control or
in the possession, custody or control of any agent
and  representative  of  Employee,  shall  be  and
remain  the  sole  and exclusive property  of  the
Company and shall be surrendered to the Company at
the  time of the expiration or earlier termination
of   this   Agreement  or  Employee's   employment
hereunder  for  any  reason  whatsoever   or,   if
earlier,  upon  the request of the Company.   Upon
such expiration or termination or earlier request, Employee shall not, and shall cause his or her agents, representatives and Affiliates not to, retain, publish or disclose, or otherwise use, without the prior written consent of a Senior
Officer, any Business Records.

     Employee   hereby  assigns,   transfers   and
conveys  to  the  Company all  of  his  respective
right,  title and interest in and to any  and  all
Company Property (as hereinafter defined).  If any
Company  Property is deemed in  any  way  to  fall
within  the definition of "work for hire" as  such
term  is  defined in 17 U.S.C. 101,  such  Company
Property  shall be considered "work for hire"  and
the  Company shall be deemed the author  and  sole
and  exclusive owner of any copyrights  and  other
rights  and  interests therein.   If  any  of  the
Company  Property is considered  to  be  work  not
included in the categories of work covered by  the
"work  for hire" definition contained in 17 U.S.C.
101,  such Company Property shall be owned by  the
Company or assigned or transferred completely  and
exclusively  to  the  Company.   Employee   agrees
promptly to execute any instruments, and to do all
things,  reasonably requested by  the  Company  in
order  more  fully  to vest  in  the  Company  all
ownership rights in all Company Property.  As used
herein, "Company Property" means each and  all  of
every idea, invention, writing, composition and/or
computer  program  (whether or not  patentable  or
protected  by  copyright  and  including,  without
limitation,  any  Confidential  Information)  that
relates  to the business or affairs of the Company
or  any of its Affiliates and either (i) that  has
been  conceived,  created, invented  or  otherwise
developed in whole or in part by Employee or  (ii)
with   respect   to   the  conception,   creation,
invention or development of which Employee may have aided during the term of his employment by the Company.

     During  the period of his employment  by  the
Company  and  for  a  period  of  two  (2)   years
following  the  date  upon which  such  employment
shall   terminate  (for  any  reason  whatsoever),
Employee shall not, directly or indirectly  or  in
any  capacity,  and  shall not direct,  authorize,
solicit,  recommend, induce or otherwise encourage
any  of  his agents, representatives or Affiliates
or  allow,  permit or suffer any  of  his  agents,
representatives or Affiliates to, (1) hire, employ
or   otherwise  retain  (which  concept,  as  used
herein,  shall  include as a consultant,  advisor,
agent, representative or otherwise), or attempt to
hire, employ or otherwise retain, or encourage  or
assist  any  other  person or  entity  in  hiring,
employing  or  otherwise retaining,  or  otherwise
participate or assist in the hiring, employing  or
other  retention  of, any Person (which,  for  the
purposes  of this Agreement, means any individual,
corporation,     limited    liability     company,
partnership  (general  or limited),  trust,  joint
venture  or  other business entity of any  nature)
who  or  that,  during  the period  of  Employee's
employment by the Company or thereafter, has  been
or is a director, officer or other employee of, or
sales agent or other representative, consultant or
other adviser to or for, the Company or any of its
Affiliates   (any   such  person,   a   "Protected
Employee"),  (2)  induce, encourage  or  otherwise
attempt  to  influence,  or  direct,  instruct  or
assist   anyone  else  to  induce,  encourage   or
otherwise  attempt  to  influence,  any  Protected
Employee  to leave or otherwise terminate,  or  to
renegotiate  the  terms  of,  his,  her   or   its
employment  or  other arrangement  or  association
with  the  Company or any of its  Affiliates,  (3)
induce,   encourage   or  otherwise   attempt   to
influence,  or  direct, instruct or assist  anyone
else to induce, encourage or otherwise attempt  to
influence,  any  Person who or  that,  during  the
period of Employee's employment by the Company  or
thereafter,  has  been or is, a customer,  client,
distributor,  vendor  or supplier  of  or  to  the
Company or any of its Affiliates to cease, to  not
maintain or renew or to adversely modify or change
his,  her  or  its  arrangement,  association   or
business with the

Company or any of its Affiliates
or  (4) otherwise interfere, encourage anyone else
to  interfere or assist anyone else in interfering
with  any  contractual  relationship  between  the
Company (or any of its Affiliates) and any  Person
with  which the Company (or any of its Affiliates)
had any contractual relationship during the period
of   Employee's  employment  by  the  Company   or
thereafter.   Nothing contained  herein  shall  be
deemed to release or relieve Employee from any liability Employee may incur at common law, under any other contract or otherwise for interference with contractual relations or any similar claim.

     During  the period of his employment  by  the
Company  and  for  a  period  of  two  (2)   years
following  the  date  upon which  such  employment
shall   terminate  (for  any  reason  whatsoever),
Employee  shall  not  (i) as a director,  officer,
employee, consultant or advisor or in any  similar
capacity or function, be employed or retained  by,
or  otherwise assist, any person or entity that is
directly or through any of its Affiliates  engaged
in any gaming or gambling business or activity and
that  has a place of business in the State of  New
York,  Florida or Mississippi or otherwise  within
one  hundred (100) miles of any gaming or gambling
business, operation or enterprise that is  managed
by  the Company or by any of its Affiliates or  in
which the Company or any of its Affiliates has  an
equity interest (which, for these purposes,  shall
include  an interest in any measure of profits  or
revenues)  of  five percent (5%) or  greater  (any
such  person or entity being hereinafter  referred
to  as  a  "Competing Enterprise")  or  (ii)  own,
directly  or indirectly, any interest (which,  for
these purposes, shall include the right to receive
or otherwise participate in any measure of profits
or  revenues)  in any Competing Entity;  provided,
however, that Employee shall not be prohibited  by
the  foregoing  from  (x) continuing  to  hold  or
retain  his  interest  in Watertone  and,  through
Watertone,   in   Catskill,  (y)   continuing   to
participate in the ownership or management of any business venture engaged in any family limited partnership, trust or similar vehicle established for estate planning purposes or (z) from owning up to five percent (5%) of the common stock or other equity interest in any publicly traded company.

     In  furtherance  of  the covenants  contained
herein  and as a condition to the continuation  of
Employee's  employment hereunder,  Employee  shall
execute  and  deliver to the Company such  further
agreements and commitments as the Company may from
time  to  time  reasonably request in  order  more
fully   to   protect  the  Company's  rights   and
interests in and to the Confidential Information, the Business Records and proprietary and other rights and interests in and with respect to its business prospects.

     11.  Injunctive Relief; Independence and
  Severability of Covenants.

     (a) Employee acknowledges and agrees that, in the event of any breach or likely breach of any of the covenants of Section 9 above, the Company and any relevant Affiliate(s) would be irreparably harmed and could not be made whole solely by monetary damages. It is accordingly agreed that such Persons, in addition to any other remedies to which they may be entitled at law or in equity, shall be entitled to equitable relief (in the form of an injunction or otherwise) in respect of such breach or likely breach (or any threatened breach). In the event the Company seeks any equitable relief or remedy with respect to any such threatened or actual breach, violation or default (1) Employee will not seek to oppose or defend against such equitable relief or remedy on the ground that the Company has an adequate remedy at law or on any other similar or related ground and (2) no bond or other security shall be required for, or as a condition to, the seeking or granting of any injunction or other equitable relief. It is intended to grant full third-party rights under this provision.

     (b) Employee acknowledges and agrees that the covenants and other provisions set forth in
Section 10 above and in this Section 11 are reasonable in both scope and content, including with respect to duration and subject matter, that such covenants and other provisions are necessary and appropriate for the protection of the legitimate business interests of the Company and its Affiliates, that he is receiving valuable and adequate consideration for such covenants under this Agreement and that his services are of a special and unique nature. The parties acknowledge that it is their intention that all such covenants and provisions be enforceable to the fullest extent possible under applicable law.

     (c) For the purposes of this Section 11, the state and federal courts of the State of New York will be the proper and exclusive forums for any legal controversy arising in connection with this Agreement.

          12.  Miscellaneous.

     (a)  Indemnification.

     (1)        Each  of  the parties  hereto  (an
     "Indemnifying  Party")  shall  indemnify  and
     hold  harmless the other party  hereto  (and,
     with  respect  to any breach  of  Section  10
     above,   the   Company's   Affiliates)   (the
     "Indemnified  Party") from and  against,  and
     shall  reimburse the Indemnified  Party  for,
     any  and  all  liabilities, losses,  damages,
     costs   and   expenses  (including,   without
     limitation,  reasonable attorneys'  fees  and
     other legal costs, including those related to
     any  appeal,  and costs of any investigation)
     (all    of   the   foregoing,   collectively,
     "Losses") that have been suffered or incurred
     by   the  Indemnified  Party  and  that  have
     resulted from, or been occasioned by, (a) any
     breach or violation by the Indemnifying Party
     of   any   of  its  or  his  representations,
     warranties,  covenants and  other  agreements
     set forth herein or (b) any claim asserted by
     any   third   party  that,  if  true,   would
     constitute a breach or violation by the Indemnifying Party of any of its or his representations, warranties, covenants and other agreements set forth herein (any such claim, a "Third-Party Claim").

     (2)        If  the  Indemnified  Party  shall
     receive notice of, or otherwise become  aware
     of  the  assertion of, any Third-Party  Claim
     with  respect to which the Indemnified  Party
     intends  to  seek indemnification under  this
     subsection  (a),  then the Indemnified  Party
     shall  give prompt written notice thereof  to
     the  Indemnifying Party, which  notice  shall
     include or be accompanied with a copy of  any
     summons,  complaint or other written evidence
     of  such Third-Party Claim to the extent that
     such  summons,  complaint  or  other  written
     evidence   has   been   received   by    such
     Indemnified Party or by any attorney or other
     agent   thereof.    The   failure   of    the
     Indemnified Party to give such notice  or  to
     give  such notice promptly shall not  relieve
     the  Indemnifying Party of its obligation  to
     indemnify  the Indemnified Party  under  this
     subsection (a) except to the extent that  the
     failure  to give such notice or the delay  in
     giving  such notice has materially prejudiced
     the  Indemnifying Party in its or his ability
     to  defend  against  such Third-Party  Claim.
     The  Indemnifying Party shall,  with  counsel
     selected  by  it  (which selection  shall  be
     subject  to  the approval of the  Indemnified
     Party,  such  approval not to be unreasonably
     withheld  or delayed), be entitled to  defend
     against  and  settle any Third  Party  Claim;
     provided,   however,  that  the  Indemnifying
     Party's  right to do so shall be  conditioned
     upon  its or his having confirmed in  writing
     to   the   Indemnified  Party  its   or   his
     obligation to indemnify the Indemnified Party
     with   respect  to  such  Claim   (any   such
     confirmation,  a "Notice to Indemnify")  and,
     provided,   further,   however,   that    the
     Indemnifying Party shall not be  entitled  to
     enter  into any settlement of any such  Claim
     without  the  prior written  consent  of  the
     Indemnified Party, which consent shall not be
     unreasonably     withheld     or     delayed.
     Notwithstanding anything contained herein  to
     the   contrary,   the  Indemnifying   Party's
     obligation   to  indemnify  the  Indemnifying
     Parties against any Third-Party Claim shall be conditioned upon the Indemnifying Party providing full and timely cooperation in the defense of such Claim.

     (3)        Notwithstanding anything contained
     herein to the contrary, except as provided in
     the next following sentence, the Indemnifying
     Party shall not be obligated to indemnify the
     Indemnified Party for, or otherwise pay,  any
     attorneys'  fees  or other legal  or  related
     costs  (or  any  costs of any  investigation)
     suffered or incurred by the Indemnified Party
     in  connection  with  any  Third-Party  Claim
     after  the  Indemnified  Party  receive   any
     Notice  to  Indemnify with  respect  to  such
     Claim;  provided, however,  that,  if,  after
     giving   any   Notice   to   Indemnify,   the
     Indemnifying  Party  reverses  its   or   his
     position  and  claims that it or  he  is  not
     required  to Indemnify the Indemnified  Party
     against the Third-Party Claim, then,  in  the
     event  the  Indemnifying Party  is  obligated
     hereunder to indemnify the Indemnified  Party
     with  respect to such Claim, the Indemnifying
     Party  shall  bear  and  pay  the  reasonable
     attorneys'   fees  and  other  legal   costs,
     including  those related to any  appeal,  and
     costs  of any investigation, incurred by  the
     Indemnified   Party  after  the  Indemnifying
     Party  has  reversed its or his position  and
     claimed  that  it  or he is not  required  to
     Indemnify the Indemnified Party against  such
     Claim.   Notwithstanding  the  foregoing,  if
     there is a legitimate and good faith conflict
     of  interest  between the Indemnifying  Party
     and  the Indemnified Party in connection with
     the  defense of any Third-Party Claim so that
     one  counsel  or law firm could not  properly
     represent  both  parties in  connection  with
     such defense, then the Indemnified Party,  in
     the event it or he is obligated hereunder  to
     indemnify the Indemnified Party with  respect
     to   such  Claim,  shall  bear  and  pay  the
     reasonable  attorneys' fees and  other  legal
     costs, including those related to any appeal,
     and  costs of any investigation, incurred  by
     the Indemnified Party in connection with
     such defense,    regardless   of    whether    the
     Indemnifying Party has given a Notice to Indemnify. Under no circumstances, however, shall the Indemnifying Party be obligated to pay for the attorneys' fees or related legal fees of more than one attorney or law firm.

     (b)     Notices.    All   notices,   demands,
requests,    consents,    approvals    or    other
communications (each of the foregoing, a "Notice")
required to be given hereunder or pursuant  hereto
to  either  party hereto shall be in  writing  and
shall  be  (a) personally delivered, (b)  sent  by
both registered to certified mail, postage prepaid
and  return  receipt requested, and regular  first
class   mail,   (b)   sent   both   by   facsimile
transmission    with   receipt   of   transmission
confirmed  electronically or by telephone  and  by
regular  first class mail or (c) sent by reputable
overnight courier service with charges prepaid and
delivery  confirmed, to the intended recipient  at
its  or his respective address as set forth below;
provided,  however, that, if a party  sending  any
Notice  has  received written notice in accordance
with  this subsection (b) of a more recent address
for  any intended recipient referred to below, any
Notice   to  such  intended  recipient  shall   be
delivered or sent to it or him at the most recent address of which such party has received such a notice:

     if to the Company:

     Alpha Hospitality Corporation
     29-76 Northern Boulevard, 2nd Floor
      Long Island City, New York  11101
     Attn: Chairman of the Board
     Facsimile number: (718) 685-3678

     if to Employee:

     Robert Berman
     875 West Lakeshore Drive
     Rockhill, New York  12775
     Facsimile number: _________

Any Notice delivered or sent as provided above shall be deemed given when so delivered or sent and shall be deemed received (i) when personally delivered, (ii) three (3) Business Days after being mailed as above provided, (iii) when sent by facsimile transmission as above provided or (iv) one (1) Business Day after being sent by courier as above provided; provided, however, that any Notice specifying a new address to which any Notice shall be sent shall be deemed received only when actually received.

     (c)   Entire  Agreement.  This  Agreement  is
intended  by the parties as a final expression  of
their agreement and intended to be a complete  and
exclusive   statement   of   the   agreement   and
understanding of the parties hereto in respect  of
the  subject  matter contained herein, constitutes
the  entire agreement of the parties with  respect
to  such subject matter and supersedes, and merges
herein,     all    prior    and    contemporaneous
negotiations,     discussions,    representations,
understandings and agreements between the
parties, whether oral or written, with respect such subject
matter.  No representation, warranty, restriction,
promise,  undertaking  or  other  agreement   with
respect to such subject matter has been made or given by either party hereto other than those set forth in this Agreement.

     (d)   Amendment  and Waiver.  This  Agreement
may  be amended, modified or supplemented only  to
the extent expressly set forth in writing that  is
signed  by  the party to be charged therewith  and
that  sets  forth therein that its purpose  is  to
amend, modify or supplement this Agreement or some
term, condition or provision hereof.  No waiver of
any term, condition or provision of this Agreement
or of any breach or violation of this Agreement or
any provision hereof shall be effective except  to
the extent expressly set forth in writing that  is
signed  by  the  party  to be  charged  therewith.
Without  limiting the generality of the foregoing,
no  conduct  (including, without  limitation,  any
failure  or  delay in enforcing this Agreement  or
any   provision   hereof  or  any  acceptance   or
retention  of  payment) or course  of  conduct  by
either  party hereto shall be deemed to constitute
a  waiver by such party of the breach or violation
of  this  Agreement or of any provision hereof  by
the other party hereto.  Any waiver may be made in
advance  or after the right waived has  arisen  or
the breach or default waived has occurred, and any
waiver  may  be  conditional.  No  waiver  of  any
breach  or violation of any agreement or provision
herein  contained shall be deemed a waiver of  any
preceding   or  succeeding  breach  or   violation
thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

     (e)      Assignment;    No    Third     Party
Beneficiaries.   This Agreement  and  the  rights,
duties  and  obligations  hereunder  may  not   be
assigned  or  delegated by  either  party  hereto,
without  the  prior written consent of  the  other
party  hereto; provided that, consistent with  the
terms  hereof, the Company may from time  to  time
direct  that  Employee serve as a director  and/or
officer  of, or otherwise provide services  to  or
work for, any Affiliate of the Company.  Except as
provided  in the preceding sentence, any purported
assignment  or  delegation of  rights,  duties  or
obligations  hereunder  made  without  the   prior
written consent of the other party hereto shall be
null  and  void and of no effect.  This  Agreement
and  the  provisions hereof shall be binding  upon
and  enforceable against each of the  parties  and
their    respective   executors,   heirs,    legal
representatives,  administrators,  successors  and
assigns and shall inure to the benefit of  and  be
enforceable  by  each  of the  parties  and  their
respective      executors,      heirs,       legal
representatives, administrators, successors and permitted assigns. Except as contemplated under
Section  10  above  and  subsection  (a)  of  this
Section  12,  this Agreement is  not  intended  to
confer any rights or benefits on any Persons other than as set forth above.

     (f)   Severability.  This Agreement shall  be
deemed   severable,   and   the   invalidity    or
unenforceability  of any term or provision  hereof
shall not affect the validity or enforceability of
this  Agreement or of any other term or  provision
hereof.   The  parties intend that this  Agreement
and each of the provisions hereof be enforced to the fullest extent permitted by law. Accordingly, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

     (g)   Further Assurances.  Each party hereto,
upon the request of any other party hereto, shall do all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out the transactions contemplated by, and the purpose and intent of, this Agreement.

     (h)    Titles   and   Headings;   Rules    of
Interpretation.  Titles, captions and headings  of
the  sections, articles and other subdivisions  of
this  Agreement are for convenience  of  reference
only  and  shall  not affect the  construction  or
interpretation of any provision of this Agreement.
References  to  Sections  and  Articles  refer  to
sections  and  articles of this  Agreement  unless
otherwise   stated.   Words  such   as   "herein,"
"hereinafter,"  "hereof," "hereto,"  "hereby"  and
"hereunder," and words of like import, unless  the
context   requires  otherwise,   refer   to   this
Agreement  taken  as  a  whole  and  not  to   any
particular  Section, Article  or  other  provision
hereof.  As used in this Agreement, the masculine,
feminine  and  neuter genders shall be  deemed  to
include the others if the context requires, and if
the  context  requires, the use  of  the  singular
shall  include  the plural and visa  versa.   This
Agreement is the product of mutual negotiations between the parties and their respective counsels, and no party shall be deemed the draftsperson hereof or of any portion or provision hereof.
Accordingly, in the event of any ambiguity or inconsistency in any provision of this Agreement, the same shall not be interpreted against either party hereto as the party responsible for drafting such provision.

     (i)    Waiver  of  Jury  Trial;  Consent   to
Jurisdiction.      EACH  OF  THE  PARTIES   HERETO
EXPRESSLY WAIVES ITS OR HIS RIGHT TO A JURY  TRIAL
WITH  RESPECT  TO  ANY SUIT, LITIGATION  OR  OTHER
JUDICIAL PROCEEDING RELATING TO THIS AGREEMENT  OR
ANY DISPUTE HEREUNDER OR RELATING HERETO.

     (j)  Governing Law; Jurisdiction  of  Courts.
This  Agreement shall be governed by,  interpreted
under   and  construed  in  accordance  with   the
internal  laws of the State of New York applicable
to  contracts executed and to be performed in that
State  without  giving effect  to  the  choice  of
conflict of laws principles or provisions thereof.
Each of the parties hereto agrees that any dispute
under  or with respect to this Agreement shall  be
determined  before  the state  or  federal  courts
situated  in  the City, County and  State  of  New
York,    which   courts   shall   have   exclusive
jurisdiction  over and with respect  to  any  such
dispute,  and  each of the parties  hereto  hereby
irrevocably  submits to the jurisdiction  of  such
courts.  Each party hereby agrees not to raise any
defense  or objection, under the theory  of  forum
non  conviens  or otherwise, with respect  to  the
jurisdiction  of any such court.  In  addition  to
such   other   method  as  may   available   under
applicable  law,  each  party  agrees   that   any
summons, complaint or other papers or process in connection with any such dispute may be served on it or him in the same manner in which a Notice may be given to it or him pursuant to subsection (b) of this Section 12.

     (k)  Counterparts.   This  Agreement  may  be
executed in counterparts and by one or more of the parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.

                           ALPHA HOSPITALITY CORPORATION



________________________   By:_________________________________
ROBERT BERMAN              Name:
                           Title:

 Exhibit a

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS
BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW
TO, OR IN CONNECTION WITH, THE SALE OR
DISTRIBUTION THEREOF OR OF THE SALE OF SHARES OF
STOCK TO BE ISSUED UPON THE EXERCISE OF RIGHTS
HEREUNDER.  NO SUCH SALE OR DISPOSITION MAY BE
EFFECTED WITHOUT AN EFFECTIVE REGISTRATION
STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL
SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION
IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


           ALPHA HOSPITALITY CORPORATION

              STOCK OPTION AGREEMENT


      THIS  STOCK  OPTION AGREEMENT  (the  "Option
Agreement")  is  made  and  entered  into  as   of
_________,  2002, by and between ALPHA HOSPITALITY
CORPORATION    (the   "Company"),    a    Delaware
corporation, and Robert Berman (the "Optionee") as
contemplated   by  Section  6  of   that   certain
Employment Agreement (the "Employment Agreement"), dated as of even date herewith, by and between the Company and the Optionee.

      The Company hereby grants to the Optionee an
option to purchase certain shares of common  stock
of  the  Company  (the "Option  Shares"),  in  the
manner  and  subject  to the  provisions  of  this
Option Agreement (such option, the "Option").   If
the Optionee does not execute and return this Option Agreement to the Company within thirty (30) days of the date first written above, the Option shall terminate and be without further force and effect.

     1.   Definitions:

           (a)   "Date of Option Grant" shall mean
the date of this Option Agreement.

           (b)   "Number  of Option Shares"  shall
mean 95,016 (or, if the same has been approved by stockholders of the Company, 295,689) shares of common stock of the Company, as adjusted from time to time pursuant to paragraph 6 below.

          (c)  "Exercise Price" shall mean seventeen dollars
and  forty-nine  cents  ($17.49)  per  share,   as
adjusted from time to time pursuant to paragraph 6 below.

(d) "Option Termination Date" shall mean the date five (5) years after the Date of Option Grant.

     2.   Exercise of the Option.

          (a)  Right to Exercise. The Option shall
vest and be exercisable in accordance with the following Vesting Schedule:

             (i)      The  Option shall  vest  and
          become exercisable with respect to  one-
          third  (1/3)  of  the Number  of  Option
          Shares on the date that is eighteen (18)
          months  after the Date of Option  Grant,
          provided  that  the  Optionee  is   then
          employed  by the Company and subject  to
          the   terms  and  provisions   of   this
          paragraph  3  and  paragraphs  4  and  5
          below;


                (ii)     The Option shall vest and
          become  exercisable with respect  to  an
          additional one-third (1/3) of the Number
          of   Option   Shares   on   the   second
          anniversary of the Date of Option Grant,
          provided  that  the  Optionee  is   then
          employed  by the Company and subject  to
          the   terms  and  provisions   of   this
          paragraph  3  and  paragraphs  4  and  5
          below; and

                (iii)    The Option shall vest and
          become exercisable with respect to the remaining one-third (1/3) of the Option
          Shares on the third anniversary of the Date of Option Grant, provided that the Optionee is then employed by the Company and subject to the terms and provisions of this paragraph 3 and paragraphs 4 and 5 below.

           (b)   Method of Exercise.  Exercise  of
the  Option  must  be  by written  notice  to  the
Company,  which notice must state (i) the election
to  exercise the Option, (ii) the number of shares
of the Company's common stock for which the Option
is   being   exercised  and   (iii)   such   other
representations   and   agreements   as   to   the
Optionee's investment intent with respect to  such
shares   as  may  be  required  pursuant  to   the
provisions  of  this Option Agreement.   Any  such
notice shall be in substantially the same form  as
Exhibit  A  attached hereto.  Such written  notice
must  be  signed  by  the  Optionee  and  must  be
delivered  in person or by certified or registered
mail,  return receipt requested, to the  President
or  Chief  Executive Officer of  the  Company,  or
other  authorized  representative  designated   in
writing by the Company for such purpose, prior to the Option Termination Date, accompanied by full payment of the exercise price for the number of shares being purchased. Payment of the exercise price for the number of shares for which the Option is being exercised shall be made in cash, by check or in cash equivalent.

           (c)  Tax Withholding.  At the time  the
Option  is exercised, in whole or in part,  or  at
any  time  thereafter as requested by the Company,
the Optionee hereby authorizes payroll withholding
and  otherwise  agrees to make adequate  provision
for  foreign,  federal and state  tax  withholding
obligations of the Company, if any, that arise  in
connection   with  the  Option  or  the   exercise
thereof,     including,    without     limitation,
obligations  arising  upon (i)  the  exercise,  in
whole  or  in  part,  of  the  Option,  (ii)   the
transfer,  in  whole  or in part,  of  any  shares
acquired  on  exercise of the  Option,  (iii)  the
operation  of any law or regulation providing  for
the imputation of interest or (iv) the lapsing  of
any   restriction  with  respect  to  any   shares
acquired  on exercise of the Option.

The Optionee
is cautioned that the Option is not exercisable unless the Company's withholding obligations are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested and the Company shall have no obligation to issue a certificate for such shares.

          (d)  Restrictions on Grant of the Option
and  Issuance of Shares.  The grant of the  Option
and   the  issuance  of  the  Option  Shares  upon
exercise  of  the  Option  shall  be  subject   to
compliance  with  all applicable  requirements  of
federal,  state  and foreign law with  respect  to
such  securities.  The Option may not be exercised
if   the  issuance  of  Option  Shares  upon  such
exercise  would  constitute  a  violation  of  any
applicable  federal, state or  foreign  securities
laws  or  other law or regulations.  In  addition,
the  Option  may  not be exercised  unless  (i)  a
registration statement under the Securities Act of
1933, as amended (the "Securities Act"), shall  at
the  time  of exercise of the Option be in  effect
with  respect  to the Option Shares issuable  upon
exercise  of the Option or (ii) in the opinion  of
legal  counsel  to the Company, the Option  Shares
issuable upon exercise of the Option may be issued
in  accordance  with the terms  of  an  applicable
exemption  from  the registration requirements  of
the  Securities  Act.  THE OPTIONEE  IS  CAUTIONED
THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS  THE
FOREGOING  CONDITIONS ARE SATISFIED.  ACCORDINGLY,
THE  OPTIONEE  MAY  NOT BE ABLE  TO  EXERCISE  THE
OPTION  WHEN  DESIRED EVEN THOUGH  THE  OPTION  IS
VESTED.   Questions  concerning  this  restriction
should  be  directed to the Board of Directors  of
the  Company.  As a condition to the  exercise  of
the  Option, the Company may require the  Optionee
to   satisfy  any  qualifications  that   may   be
necessary  or  appropriate to evidence  compliance
with  any applicable law or regulation and to make
any   representation  or  warranty  with   respect
thereto as may be requested by the Company.

           (e)   Fractional  Shares.  The  Company
shall  not be required to issue fractional  Option
Shares.   If  fractions of an Option Share  should
result from any adjustment pursuant to paragraph 6 below, such adjustment shall be revised to the next lower whole number of Option Shares.

      3.   Non-Transferability of the Option; Non-
Alienation   of  Benefits.  The  Option   may   be
exercised during the lifetime of the Optionee only
by  the  Optionee  and  may  not  be  assigned  or
transferred in any manner except by will or by the
laws  of descent and distribution.  Following  the
death  of the Optionee, the Option, to the  extent
unexercised and exercisable by the Optionee on the
date  of death, may be exercised by the Optionee's
legal representative or by any person empowered to
do  so under the deceased Optionee's will or under
the   then   applicable  laws   of   descent   and
distribution, subject, however, to the terms and conditions of this Option Agreement.

      Except with the prior written consent of the
Company, subject to the foregoing, or as otherwise
provided  herein, no right or benefit  under  this
Option  Agreement shall be subject to  alienation,
sale, transfer (by gift or otherwise), assignment,
pledge, encumbrance or charge, and any attempt  to
alienate, sell, transfer, assign, pledge, encumber
or  charge  the  same  without  such  consent,  if
applicable,  shall  be null and  void
and  of  no effect.   Except with such consent,  no  right  or
benefit under this Option Agreement shall  in  any
manner  be  liable for or subject  to  the  debts,
contracts,  liabilities or  torts  of  the  person
entitled  to such benefit.  Except to  the  extent
previously approved by the Company in writing,  or
as  otherwise  provided herein,  if  the  Optionee
should  become  bankrupt or attempt  to  alienate,
sell, transfer, assign, pledge, encumber or charge
any right or benefit hereunder, then such right or
benefit  shall cease and terminate,  and  in  such
event,  the Company may hold or apply the same  or
any  part thereof for the benefit of the Optionee,
the   Optionee's   spouse,   children   or   other
dependents, or any of them, in such manner and in such proportion as the Company may in its sole determination deem proper.

      4.    Termination of the Option.  The Option
shall terminate and may no longer be exercised on the first to occur of (a) the Option Termination
Date or (b) the last date for exercising the Option following termination of employment as described in paragraph 5 below.

     5.   Termination of Employment.

           (a)  Termination Other Than by Death or
Disability.   Except as otherwise provided  below,
if the Optionee ceases to be an employee of the Company for any reason, except death or Disability
(as defined in the Employment Agreement), the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceases to be an employee, may be exercised by the Optionee within thirty (30) days after the date on which the Optionee's employment terminated, but in any event no later than the Option Termination
Date.

          (b)  Termination by Death or Disability.
Except   as  otherwise  provided  below,  if   the
Optionee's   employment  with   the   Company   is
terminated because of the death or Disability  (as
defined  in  the  Employment  Agreement)  of   the
Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceases to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of six (6) months from the date on which the Optionee's employment terminated, but in any event no later than the Option Termination
Date.

            (c)   Limitations  on  Exercise  After
Termination. Except as provided in this  paragraph
5 hereof, the Option shall terminate and may not be exercised if the Company finds or has found that the Optionee:

                 (i)  Willfully  and  deliberately
engaged in willful, deliberate or gross misconduct toward the Company;

               (ii) Willfully violated the terms of any confidentiality agreement or confidentiality obligation between the Optionee and the Company;
or

               (iii)    Has been terminated for
Cause (as defined in the Employment Agreement).

           (d)   Leave  of Absence.  For  purposes
hereof, the Optionee's employment with the Company shall not be deemed to terminate if the Optionee takes any military leave, sick leave or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Company remains guaranteed by statute or contract.

     6.   Effect of Change in Stock Subject to the
Option.  Appropriate adjustments shall be made  in
the number, exercise price and class of shares  of
stock  subject  to the Option in the  event  of  a
stock      split,     reverse     stock     split,
recapitalization, combination, reclassification or
like  change  in  the  capital  structure  of  the
Company.   In the event a majority of  the  shares
that are of the same class as the shares that  are
subject to the Option are exchanged for, converted
into   or   otherwise  become  shares  of  another
corporation  (the "New Shares"), the  Company  may
unilaterally amend the Option to provide that  the
Option  is  exercisable for New  Shares.   In  the
event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

      7.    Rights  as a Stockholder or  Employee.
The Optionee shall have no rights as a stockholder
with  respect to any shares covered by the  Option
until  the date, and except to the extent, of  the
issuance of a certificate or certificates for  the
shares  for  which the Option has been  exercised.
Nothing  in  the  Option  shall  confer  upon  the
Optionee  any right to continue in the  employ  of
the Company or interfere in any way with any right
of   the   Company  to  terminate  the  Optionee's
employment  in  accordance  with  the  terms   and
provisions of the Employment Agreement.

      8.    Notice  of  Sales  Upon  Disqualifying
Disposition.   The Optionee shall dispose  of  the
Option   Shares  only  in  accordance   with   the
provisions of this Option Agreement.  In addition,
the  Optionee shall promptly notify the  President
of  the Company if the Optionee disposes of any of
the  Option  Shares within one (1) year  from  the
date  the  Optionee exercises all or part  of  the
Option  or  within two (2) years of  the  date  of
grant  of  the  Option.  Until such  time  as  the
Optionee  disposes  of such  Option  Shares  in  a
manner  consistent  with the  provisions  of  this
Option  Agreement,  the Optionee  shall  hold  all
Option  Shares in the Optionee's name (and not  in
the  name of any nominee) for the one-year  period
immediately after exercise of the Option  and  the
two-year  period immediately after  grant  of  the
Option.   At any time during the one-year or  two-
year  periods  set forth above,  the  Company  may
place  a  legend or legends on any certificate  or
certificates representing Option Shares requesting
the  transfer  agent for the Company's  shares  of
common  stock to notify the Company  of  any  such
transfer(s)  and may place stop orders  with  such
transfer  agent  against  the  transfer  of   such
shares. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence or otherwise.

      9.    Legends.  The Company may at any  time
place legends referencing limitations contained in
any   applicable   federal,   state   or   foreign
securities  law  restrictions on all  certificates
representing  shares  of  stock  issued  upon  the
exercise of the Option or otherwise subject to the
provisions of this Option Agreement.  The Optionee
shall,  at  the  request of the Company,  promptly
present  to  the Company any and all  certificates
representing  Option Shares in the  possession  or
under  the control of the Optionee or any  of  his
agents  or  representatives in order to carry  out
the   provisions  of  this  paragraph  9.   Unless
otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

         "THE SECURITIES EVIDENCED BY THIS
  CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
  THE SECURITIES ACT OF 1933, AS AMENDED, AND
  MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR
  HYPOTHECATED UNLESS THERE IS AN EFFECTIVE
  REGISTRATION STATEMENT UNDER SUCH ACT
  COVERING SUCH SECURITIES, THE SALE IS MADE IN
  ACCORDANCE WITH RULE 144 OR RULE 701 UNDER
  THE ACT, OR THE COMPANY RECEIVES AN OPINION
  OF COUNSEL FOR THE HOLDER OF THESE SECURITIES
  REASONABLY SATISFACTORY TO THE COMPANY,
  STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT
  OR HYPOTHECATION IS EXEMPT FROM THE
  REGISTRATION AND PROSPECTUS DELIVERY
  REQUIREMENTS OF SUCH ACT."

      10.   Binding Effect.  This Option Agreement
shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

       11.   Integrated  Agreement.   This  Option
Agreement constitutes the entire understanding and
agreement  of  the Optionee and the  Company  with
respect  to  the subject matter contained  herein,
and   there  are  no  agreements,  understandings,
restrictions,   representations   or    warranties
between the Optionee and the Company relating to the Option or otherwise with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

      12.   Applicable Law.  This Option Agreement
shall   be   governed  by,  and   interpreted   in
accordance with, the internal laws of the State of New York applicable to contracts executed and to be performed wholly within such State, without giving effect to the conflict or choice of laws provisions thereof.

                         ALPHA HOSPITALITY CORPORATION


                         By____________________________
                         Name:
                         Title:

      The Optionee represents that the Optionee is
familiar  with  the terms and provisions  of  this
Option  Agreement  and hereby accepts  the  Option
subject   to  all  of  the  terms  and  provisions
thereof.   The  Optionee further acknowledges  and
understands that the Option has not been issued or
granted  under  or pursuant to any employee  stock
option   plan  and  that  the  Option   will   not
constitute  an  "incentive  stock  option"   under
Section  422(b)  of the Internal Revenue  Code  of
1986,  as amended.  The Optionee hereby agrees  to
accept  as  binding,  conclusive  and  final   all
decisions or interpretations made in good faith by the Board of Directors of the Company upon or with respect to any questions arising under this Option
Agreement.


Date:  __________________              OPTIONEE

                                      ______________________________

                     EXHIBIT A



              OPTION EXERCISE NOTICE

  [To Be Signed Only Upon Exercise Of The Option]


        To:  ALPHA HOSPITALITY CORPORATION

     The  undersigned, the holder  of  the  within
Stock  Option  Agreement, dated  as  of  ________,
2002,  hereby  irrevocably elects to exercise  the
purchase  right represented by the Option provided
for  therein  for,  and  to  purchase  thereunder,
_____________________________  (_________)  shares
of  Common  Stock of ALPHA HOSPITALITY CORPORATION
(such  shares,  the "Shares") and  herewith  makes
payment  of  ____________________________  dollars
(at  the  rate of $_________ per share)  therefor,
and  requests that the certificate for the  Shares
be  issued  in  the  name of the  undersigned  and
delivered   to  him  at  the  following   address:
__________
__________________________________________________
____________________.

          The undersigned represents that his
          purchase of the Shares is made for his
          own account for investment and not with
          a view to or for sale or distribution
          thereof in a public offering, but
          subject to the disposition of the Shares being at all times within his control and without prejudice to his right at all times to sell or otherwise dispose of all or any part of the Shares in accordance with applicable law.


Dated: _________________________________________
                         (Signature must conform
                    in all respects to
                    name of Holder as specified on
                    face of the              Stock
                    Option Agreement)



                    ______________________________
                    ______________________________
                         Address

                                       EXHIBIT C-2








               EMPLOYMENT AGREEMENT

                  BY AND BETWEEN

           ALPHA HOSPITALITY CORPORATION

                        AND

                  SCOTT KANIEWSKI

     This  EMPLOYMENT AGREEMENT (the  "Agreement")
is  made  as of ___________, 2002, by and  between
ALPHA  HOSPITALITY CORPORATION (the "Company"),  a
corporation duly organized and existing under  the
laws of the State of Delaware, with offices at 29-
76  Northern  Boulevard, 2nd  Floor,  Long  Island
City,   New   York  11101,  and  SCOTT   KANIEWSKI
("Employee"),  an  individual  residing  at   2412
Central Park Avenue, Evanston, IL  60201.

     WHEREAS,  pursuant to a certain  Amended  And
Restated Contribution Agreement (the "Contribution
Agreement"), dated as of February 8, 2002, by and between the Company and Watertone Holdings, LP
("Watertone"), Watertone has agreed, inter alia, to transfer and contribute to the New York Gaming
LLC (the "LLC") a portion of Watertone's interest in Catskill Development, LLC ("Catskill");

       WHEREAS,  Employee has been a principal  in
Watertone,   and  pursuant  to  the   Contribution
Agreement,   and  as  part  of,  the  transactions
contemplated thereby, the Company has agreed to employ Employee as provided herein; and

     WHEREAS, Employee desires to be employed by the Company in accordance with the terms and conditions hereinafter set forth; and

     WHEREAS,  the  Company is willing  to  employ
Employee   in  accordance  with  such  terms   and
conditions;

     NOW   THEREFORE,  in  consideration  of   the
foregoing premises and the mutual agreements, covenants, terms and conditions set forth herein, the parties agree as follows:

     1.      Employment;   Title;    Duties    and
       Responsibilities.

     (a) The Company hereby agrees to employ Employee, and Employee hereby agrees to serve the Company, on the terms and conditions set forth herein, as a Managing Director of the Company, with such powers, authorities, responsibilities and duties as may be assigned to him from time to time by any Senior Officer (as hereinafter defined) or the Board of Directors of the Company (the "Board").

     (b)  During the Term (as hereinafter defined),
Employee shall, during business hours, devote all
of his time, energy, skills, expertise, knowledge
and abilities on an exclusive basis to the
performance of his duties and obligations
hereunder and shall, consistent with Company's
Policies (as hereinafter defined) and as directed
or requested from time to time by the Board or any
Senior Officer, diligently, conscientiously and in
good faith render and perform such services in
such areas and places as are so directed or
requested of him to carry out his duties;
provided, however, that the foregoing shall not be
deemed to prohibit Employee, outside of normal
business hours, from engaging in any other
business activities that do not conflict or
interfere with his obligations to the Company or
its Affiliates (as hereinafter defined) as set
forth in this Agreement.   Employee, at all times
during the Term, shall adhere to and obey all Company Policies that have been furnished or provided to him or of which he has otherwise become or been made aware. For purposes of this Agreement, "Company Policies" means, collectively, the practices, rules, procedures and polices of the Company as in effect from time to time, whether or not set forth in writing in any Company manual or other directive or as may be imposed on the Company under applicable law, and "Senior
Officer" means (if other than Employee) the Chairman of the Board, the Chief Executive Officer and the President of the Company. Without limiting the effect or generality of the foregoing, Employee shall at all times during the
Term:

     (1)        faithfully, diligently and  timely
     perform   such  duties,  and  exercise   such
     powers, as may from time to time be assigned to, or vested in, him by the Board or any Senior Officer;

      (2)        obey  all  lawful and  reasonable
directions of the Board or any Senior Officer;

     (3)            use his best efforts and
     endeavors to promote the interests of the Company and its Affiliates;

     (4)            keep the Board (or such
     persons(s) as may have been designated from time to time by the Board) promptly and fully informed (in writing if so requested) of his conduct of the business and affairs of the Company and provide such explanations as the Board may from time to time request;

     (5)            subject to the proviso in the
     first sentence of Section 1(b) above, devote all of his professional and business time to the conduct of the business of the Company
     (and, if so requested by the Board or any Senior Officer, one or more of its Affiliates) and to the performance of his duties hereunder;

     (6)       not at any time engage in any self
     dealing or conflict of interest that is
     material to the Company or any of its
     Affiliates or to any client, customer,
     supplier or vendor of the Company or of any of its Affiliates; and

     (7)       not at any time make any materially
     untrue or misleading statement relating to the Company or any of its Affiliates or to any client, customer, supplier or vendor of the Company or of any of its Affiliates.

     (c) In addition, Employee shall perform such other functions for the Company, including taking positions with Affiliates and performing duties on their behalf, as may be assigned to him from time to time by the Board or any Senior Officer. As used in this Agreement, "Affiliate" of any person means any entity (1) that such person (directly or indirectly through one or more subsidiaries or other entities, or by contract or otherwise) controls, (2) that (directly or indirectly through one or more subsidiaries or other entities, or by contract, overlapping directors or management or otherwise), controls such person or is under common control with such person, (3) in which such person (directly or indirectly through one or more subsidiaries or other entities, or by contract or otherwise) owns (of record or beneficially) or holds, or otherwise has the right to vote, at least a five per cent (5%) of the equity interest thereof or therein, (4) that, individually or with others with which it is acting as a group or with a common goal, (directly or indirectly through one or more subsidiaries or other entities, or by contract or otherwise) owns (of record or beneficially) or holds, or otherwise has the right to vote, at least a ten per cent (10%) of the equity interest of or in such person, (5) for which such person, if an individual, is serving or acting as an officer, employee, sales agent or representative, consultant or adviser or in any similar capacity or (6) for which such person, if an individual, is acting or serving as a member of its board of directors or other governing body.
Notwithstanding anything contained herein to the contrary, Employee shall not be obligated hereunder to devote more time to performing his duties hereunder to the Company and/or its Affiliates than is generally expected of other executives of the Company.

     (d) Employee further agrees to devote his best efforts to assist the Company in obtaining financing that is in the amount and has terms and conditions (including, but not limited to, annual interest rate, repayment schedule, maturity date, conversion terms, prepayment premium or penalty and other terms) that are acceptable to the Board;
provided, however, that the foregoing obligation shall not apply if and to the extent that the Company (on account of the Company's receipt of payments relating to any pending litigation or otherwise) has no reasonable need for such financing.

     (e) It is the Company's anticipation that, during the Term of this Agreement, Employee will be nominated as a candidate for election to the Board at each annual meeting of stockholders of the Company. Employee, however, understands that the selection of candidates to be nominated for election to the Board is reserved to the discretion of the Board and that the election of members to the Board is determined by vote of the Company's stockholders and that there can therefore be no assurance that Employee will be nominated for election to the Board or, even if so nominated, will be elected to the Board.

     (f) Notwithstanding anything contained herein to the contrary, Employee shall not, except as otherwise expressly authorized by the Board, (1) hire or retain any employee or consultant or similar person or entity by or on behalf of the Company or any of its Affiliates or (2) otherwise cause the Company to incur, or incur on behalf of the Company or any of its Affiliates, any expenditure or liability or group of related expenditures or liabilities.

     (g) The Company shall reimburse Employee for all reasonable expenses expended by Employee in connection with the investigation of Employee (as an officer or director of the Company) or any finding or determination of suitability of Employee (as an officer or director of the Company) by any Gaming Authority (as defined in the Contribution Agreement).

     2.   Term of Employment.

                              (a) The term of
employment (the "Term") of Employee under this Agreement commences as of the date hereof (the
"Commencement Date"), and shall thereafter continue (subject to earlier termination as provided in Section 8 hereof) for a fixed period of thirty-six (36) consecutive months (the "Fixed
Period").

                              (b) Employee agrees
to exclude, release and waive any right to any payment and claim in respect of unfair or illegal dismissal if the Fixed Period expires without this Agreement or his employment hereunder being renewed or extended or if this Agreement is terminated and the Company pays Employee such sum of money as is equivalent to the remuneration due to Employee for the remainder of the unexpired
Fixed Period, exclusive of any deferred
compensation, bonus or other discretionary compensation that has not been granted to Employee prior to such termination and exclusive of any other amount or consideration that may be payable hereunder or pursuant hereto (excepting such amount or consideration, if any, as has accrued and become payable prior to such termination), including, without limitation, on account of or with respect to any insurance or other fringe benefits (provided, that the foregoing shall not limit Employee's rights to obtain from any insurance company or similar third party benefits that arose or accrued prior to such termination).

     3.   Travel.

                              Travel during
Employee's employment shall be in accordance with Company Policies as in effect from time to time.
Employee shall be entitled to reimbursement for employment-related travel in accordance with
Section 5 below.

     4.   Compensation.

     As compensation for his services and in
consideration for Employee's covenants contained in this Agreement, the Company shall pay to Employee a salary that on an annualized basis will equal Two Hundred Thousand Dollars ($200,000).
Such annual salary shall be payable in equal installments on a bi-weekly basis and in accordance with Company Policies and shall be subject to applicable federal, state and local withholdings and deductions. Notwithstanding anything contained herein to the contrary, all salary due hereunder shall accrue and be deferred and shall not be payable until five (5) business days after the date on which the Company is provided with, accepts and actually receives
(including the actual funding of) the Qualifying
Financing (as hereinafter defined) (the date on which the Company is provided with, accepts and actually receives (including the actual funding of) the Qualifying Financing is hereinafter referred to as the "Financing Date"), and on the fifth (5th) business day following the Financing
Date all salary that is payable hereunder to Employee and that has theretofore accrued and been deferred hereunder shall become payable; provided, however, that, if this Agreement or Employee's employment hereunder shall expire or terminate prior to the Financing Date, then no salary theretofore accrued or deferred hereunder shall be payable to Employee unless (i) negotiations with respect to the Qualified Financing shall have commenced prior to such expiration or termination and (ii) the Company is provided with, accepts and actually receives (including the actual funding of) the Qualifying Financing within ninety

(90) days following such expiration or termination. As used herein, "Qualifying Financing" means debt financing and financing based on the issuance of equity that is in an amount at least equal to the Threshold Amount or Reduced Threshold Amount (as both terms are hereinafter defined), whichever shall be less, and is subject to such terms and conditions (including, but not limited to, annual interest rate, repayment schedule, maturity date, conversion terms, prepayment premium or penalty and other terms) as the Board, in its sole and absolute discretion (which shall not be subject to judicial or other review), deems adequate and appropriate to justify the termination of the deferral of salary to Employee as provided above, "Threshold Amount" means an amount (determined based upon the net amount actually received by the Company), that, when added to the aggregate net proceeds or distributions that have been actually received by the Company with respect to the PPE
Litigation (as defined in the Contribution
Agreement) or any similar litigation (whether as the result of any judgment entered therein or settlement thereof), equals ten million dollars
($10,000,000) and "Reduced Threshold Amount" means the Threshold Amount reduced by the net amount that any existing liabilities reflected on the books and records of the Company are hereafter reduced through negotiation with creditors of the Company or by creditors of the Company forgiving all or a portion of any amount otherwise due and payable to such creditors by the Company.

     The Company shall be entitled to withhold from any payments due hereunder taxes, FICA, contributory insurance participations and other normal deductions, all in accordance with Company
Policies.

     5.   Expense Reimbursement.

                              The Company shall,
consistent with Company Policies, reimburse
Employee for reasonable out-of-pocket business expenses incurred by him in his performance of services hereunder to or for the Company or any Affiliate of the Company, upon submission of reasonable documentation therefor.

     6.  Option Awards.

     The Company shall grant to Employee an option
(the  "Option")  to purchase up to  95,016  shares
(which  number  of shares, subject to  stockholder
approval,   shall   be   increased   to   295,689)
(collectively, the "Option Shares") of the  common
stock  of  the  Company (the "Common Stock"),  par
value  $.01 per share, with an exercise  price  of
seventeen  dollars and forty-nine  cents  ($17.49)
per  share.   The Option shall be  subject  to  an
option agreement in the form attached hereto as Exhibit A.

     7.  Other Benefits.

     Subject to his qualifying therefor and
complying with all relevant Company Policies, Employee shall be entitled to participate in all benefit plans, retirement plans, programs and arrangements of the Company, if any, made available to its officers or generally to its employees, on a basis at least equal to that extended to other senior management employees of the Company.

     Employee shall be entitled to twenty (20) days per year paid vacation and five (5) paid personal days in accordance with the Company
Policies in effect from time to time. Unused vacation and personal days may not be carried over to a subsequent year, and the Company shall have no obligation to compensate Employee for any unused vacation or personal days upon the expiration or earlier termination of this Agreement or Employee's employment hereunder.

     8.  Early Termination.

       (a) Employee's employment under this Agreement shall terminate upon the occurrence of any one of the following events or conditions:

     (1)    Employee's death;

       (2) Employee's inability substantially to perform his duties and fulfill his responsibilities hereunder due to disability, illness or mental incompetency having a duration of at least twenty
          (20) consecutive business days or existing for any sixty (60) business days in any period of 200-consecutive business days (any of the foregoing, a "Disability");

(3) (A) Any conviction of Employee of any criminal offense punishable with or by six (6) months or more imprisonment (regardless of whether
Employee is actually imprisoned or sentenced to imprisonment); (B) any conviction of or finding against Employee of fraud, embezzlement, theft, misappropriation or any other defalcation relating to the Company or any of its Affiliates or any customer, client, vendor or supplier of the Company or any of its Affiliates; (C) any finding that Employee has engaged in any legally prohibited discrimination or harassment with respect to any employee, agent or representative of the Company or any of its Affiliates; (D) any conviction of or finding against Employee, whether judicial or administrative, that has or has had, in the reasonable discretion of the Board, a materially adverse effect on the Company or any of its Affiliates (including, without limitation, upon the reputation thereof) or on Employee or his conduct or performance of his duties hereunder;
(E) any willful misconduct, gross negligence or substance abuse by Employee that has or has had a materially adverse effect on the Company or any of its Affiliates (including, without limitation, upon the reputation thereof) or on Employee or his conduct or performance of his duties hereunder; or
(F) Employee being found subject to an event that would lead to disclosure in Item 7 of Form BD of the Securities and Exchange Commission (any termination on account of any of the events or circumstances set forth in this clause (3) or in the following clauses (4), (5), (6) or (7) shall be deemed a termination for or with "Cause");
(4) Any finding or determination by or of any governmental agency or regulatory authority that Employee is not qualified or suitably to serve as an officer of the Company or any of its Affiliates or any other legal prohibition against Employee serving as an officer of the Company or any of its Affiliates;
(5) Any breach or violation by Employee of any of his representations and warranties set forth in
Section 9 below or any breach by Employee of any of his obligations under Section 10 or 12 below.
(6) Any breach or violation by Employee of any of his other representations, warranties, covenants or other agreements set forth herein (other than under circumstance leading to termination under one or more of the prior clauses of this Section
8) and the failure of Employee to cure such breach or violation within ten (10) days following receipt of written notice (any such notice, a "Breach Notice") from the Company identifying such breach or violation and demanding that such breach or violation be cured; provided however, that no notice needs to be given, and no such cure period shall apply, with respect to any breach or violation that is identical to, or of the same general or basic type or nature as, a prior breach or violation with respect to which Employee had been given a Breach Notice (a) on at least two (2)
prior occasions or (b) within the thirty (30) business days next proceeding such breach or violation, in which case the Company shall have the right to immediately terminate this Agreement without giving any notice or allowing for any cure period;
(7) At the discretion of the Company, at any time prior to the lapse of eighteen months (18) months from the Commencement Date, provided that the Qualifying Financing has not yet been obtained; or
(8) At the discretion of Employee, upon at least sixty (60) days' prior written notice to the Company.
       (b)  If a circumstance contemplated by Section
  8(a) arises, Employee's employment shall terminate without the need for notice of termination from the Company (other than as expressly provided for in clauses (6) or (8) thereof, as applicable). In such event, no amounts due hereunder shall be payable, except for Employee's base salary accrued hereunder through the date of termination, subject, however, to the last sentence of Section
  4(a) above.

       (c) Any dispute arising regarding the existence, extent or continuance of a Disability shall be resolved within 90 days by the determination of three individuals who are licensed to practice medicine in the State of New York, one to be selected by the Company, one by Employee and the third by the two physicians so selected; and any determination made by a majority of such individuals shall be determinative and binding on the parties hereto. In connection with any such determination, each of the parties shall bear the costs and expenses of the physician selected by it or him, and the parties shall share the costs and expenses of the third physician.

       (d) On the expiration or earlier termination of this Agreement for any reason whatsoever, Employee shall resign (and without any further action on the part of Employee, shall be deemed to have resigned) from any and all offices and positions that he may have or hold with the Company or any of its Affiliates and from the Board.

     9.  Representations and Warranties of Employee.
Employee hereby represents and warrants to the Company, in order to induce the Company to enter into this Agreement and employ him hereunder, as follows:

     (a)   Employee has not been convicted of  any
     felony or any other criminal offense that is punishable with or by six (6) months or more imprisonment (regardless of whether Employee has actually been imprisoned or sentenced to imprisonment).

     (b)   Employee  is  under no  contractual  or
     other impediment to undertake the offices and/or employment provided or contemplated hereunder or otherwise to perform hereunder and that, by so doing, he will not be in violation of any commitment, agreement or obligation to any other person or entity.

10.  Confidential/Proprietary Information; Non-
  Solicitation; Non-Competition.

     (a) During the Term and thereafter, Employee shall, and shall cause each and all of his agents, representatives and Affiliates:

     (1)     to treat all Confidential Information
     (as hereinafter defined) in the strictest confidence;

     (2)   not  to  disclose, publish, distribute,
     disseminate,  reproduce,  utilize   or   make
     accessible in any manner or in any  form  any
     Confidential   Information  other   than   in
     connection   with  performing  the   services
     required  of  Employee under this  Agreement;
     and

     (3)  not to reproduce, retain, copy, publish,
     plagiarize, appropriate or otherwise  utilize
     (as  a  model, precedent, form,  template  or
     otherwise), or refer to in way,  any  of  the
     Company's  marketing  materials,   forms   of
     letters   or  agreements  or  other  business
     documents or any part or portion of, or excerpt from, any of the foregoing.

     (b)     As    used    herein,   "Confidential
Information"  means any proprietary,  confidential
and/or  other non-public information of,  relating
to  or regarding the business
or interests of the Company or any of its Affiliates, including, without limitation, (1) any trade secrets, know-
how,  databases, company policies, procedures  and
techniques,       correspondence,      agreements,
negotiations,    offering    packages,    business
descriptions   and   profiles,   business   plans,
financial  information,  product  literature   and
technical  projects of, regarding or  relating  to
the  Company  or  any  of its  Affiliates  or  the
business, operations, products and/or services  of
the  Company  or  any of its Affiliates,  (2)  any
research  datum,  result or report  regarding  the
Company or any of its Affiliates or any aspects of
the   business,  operations,  business   dealings,
prospects  or  financial  condition  or  financial
results  of  the Company or any of its Affiliates,
(3)   any   report,  analysis,  study,  invention,
process or other work product developed by, for or
on behalf of the Company or any of its Affiliates,
including,  without limitation, that developed  by
Employee,  whether on the premises of the  Company
or  elsewhere and whether or not developed  during
normal business hours or on normal business  days,
and  (4)  any list of customers, clients, vendors,
suppliers  or prospects of the Company or  any  of
its  Affiliates.  Notwithstanding  the  foregoing,
the  provisions of this Agreement shall not  apply
to any Confidential Information to the extent, but
only  to  the  extent, that the same  is,  or  has
become,   publicly   known   under   circumstances
involving no breach of this Agreement or any other
agreement of confidentiality or has been disclosed
pursuant  to an order or requirement of  a  court,
administrative  agency or other governmental  body
of competent authority, provided however, that the
Company  has been given appropriate and reasonable
notice   of   such  proceeding  and  a  reasonable
opportunity  to contest such disclosure.   Without
limiting the generality of the foregoing, except as consented to in writing by the Board or a Senior Officer, Employee shall not in any way or at any time disclose or publish the name(s) or description(s) of any transaction by the Company or any of its Affiliates, whether contemplated, pending or completed, or the identity of any party to any such transaction.

     All    business,   financial,   product   and
technical   records,  information  and  literature
relating  to  the business or operations,  or  any
product or service, of the Company or any  of  its
Affiliates (all such business, financial,  product
and  technical records, information and literature
being  hereinafter  referred  to  collectively  as
"Business     Records"),    including,     without
limitation,    Confidential    Information,    fee
agreements,  confidentiality  agreements,  papers,
databases,   contact   records,   documents    and
correspondence and studies containing  information
relating  to the Company or any of its  Affiliates
or  any transaction (whether contemplated, pending
or  completed)  by  the  Company  or  any  of  its
Affiliates,  in  all  cases  irrespective  of  the
manner  in which such information was obtained  or
is  kept  or  stored, made or kept by Employee  or
under Employee's possession, custody or control or
in the possession, custody or control of any agent
and  representative  of  Employee,  shall  be  and
remain  the  sole  and exclusive property  of  the
Company and shall be surrendered to the Company at
the  time of the expiration or earlier termination
of   this   Agreement  or  Employee's   employment
hereunder  for  any  reason  whatsoever   or,   if
earlier,  upon  the request of the Company.   Upon
such expiration or termination or earlier request, Employee shall not, and shall cause his or her agents, representatives and Affiliates not to, retain, publish or disclose, or otherwise use, without the prior written consent of a Senior
Officer, any Business Records.

     Employee   hereby  assigns,   transfers   and
conveys  to  the  Company all  of  his  respective
right,  title and interest in and to any  and  all
Company Property (as hereinafter defined).  If any
Company  Property is deemed in  any  way  to  fall
within  the definition of "work for hire" as  such
term  is  defined in 17 U.S.C. 101,  such  Company
Property  shall be considered "work for hire"  and
the  Company shall be deemed the author  and  sole
and  exclusive owner of any copyrights  and  other
rights  and  interests therein.   If  any  of  the
Company  Property is considered  to  be  work  not
included in the categories of work covered by  the
"work  for hire" definition contained in 17 U.S.C.
101,  such Company Property shall be owned by  the
Company or assigned or transferred completely  and
exclusively  to  the  Company.   Employee   agrees
promptly to execute any instruments, and to do all
things,  reasonably requested by  the  Company  in
order  more  fully  to vest  in  the  Company  all
ownership rights in all Company Property.  As used
herein, "Company Property" means each and  all  of
every idea, invention, writing, composition and/or
computer  program  (whether or not  patentable  or
protected  by  copyright  and  including,  without
limitation,  any  Confidential  Information)  that
relates  to the business or affairs of the Company
or  any of its Affiliates and either (i) that  has
been  conceived,  created, invented  or  otherwise
developed in whole or in part by Employee or  (ii)
with   respect   to   the  conception,   creation,
invention or development of which Employee may have aided during the term of his employment by the Company.

     During  the period of his employment  by  the
Company  and  for  a  period  of  two  (2)   years
following  the  date  upon which  such  employment
shall   terminate  (for  any  reason  whatsoever),
Employee shall not, directly or indirectly  or  in
any  capacity,  and  shall not direct,  authorize,
solicit,  recommend, induce or otherwise encourage
any  of  his agents, representatives or Affiliates
or  allow,  permit or suffer any  of  his  agents,
representatives or Affiliates to, (1) hire, employ
or   otherwise  retain  (which  concept,  as  used
herein,  shall  include as a consultant,  advisor,
agent, representative or otherwise), or attempt to
hire, employ or otherwise retain, or encourage  or
assist  any  other  person or  entity  in  hiring,
employing  or  otherwise retaining,  or  otherwise
participate or assist in the hiring, employing  or
other  retention  of, any Person (which,  for  the
purposes  of this Agreement, means any individual,
corporation,     limited    liability     company,
partnership  (general  or limited),  trust,  joint
venture  or  other business entity of any  nature)
who  or  that,  during  the period  of  Employee's
employment by the Company or thereafter, has  been
or is a director, officer or other employee of, or
sales agent or other representative, consultant or
other adviser to or for, the Company or any of its
Affiliates   (any   such  person,   a   "Protected
Employee"),  (2)  induce, encourage  or  otherwise
attempt  to  influence,  or  direct,  instruct  or
assist   anyone  else  to  induce,  encourage   or
otherwise  attempt  to  influence,  any  Protected
Employee  to leave or otherwise terminate,  or  to
renegotiate  the  terms  of,  his,  her   or   its
employment  or  other arrangement  or  association
with  the  Company or any of its  Affiliates,  (3)
induce,   encourage   or  otherwise   attempt   to
influence,  or  direct, instruct or assist  anyone
else to induce, encourage or otherwise attempt  to
influence,  any  Person who or  that,  during  the
period of Employee's employment by the Company  or
thereafter,  has  been or is, a customer,  client,
distributor,  vendor  or supplier  of  or  to  the
Company or any of its Affiliates to cease, to  not
maintain or renew or to adversely modify or change
his,  her  or  its  arrangement,  association   or
business with the

Company or any of its Affiliates
or  (4) otherwise interfere, encourage anyone else
to  interfere or assist anyone else in interfering
with  any  contractual  relationship  between  the
Company (or any of its Affiliates) and any  Person
with  which the Company (or any of its Affiliates)
had any contractual relationship during the period
of   Employee's  employment  by  the  Company   or
thereafter.   Nothing contained  herein  shall  be
deemed to release or relieve Employee from any liability Employee may incur at common law, under any other contract or otherwise for interference with contractual relations or any similar claim.

     During  the period of his employment  by  the
Company  and  for  a  period  of  two  (2)   years
following  the  date  upon which  such  employment
shall   terminate  (for  any  reason  whatsoever),
Employee  shall  not  (i) as a director,  officer,
employee, consultant or advisor or in any  similar
capacity or function, be employed or retained  by,
or  otherwise assist, any person or entity that is
directly or through any of its Affiliates  engaged
in any gaming or gambling business or activity and
that  has a place of business in the State of  New
York,  Florida or Mississippi or otherwise  within
one  hundred (100) miles of any gaming or gambling
business, operation or enterprise that is  managed
by  the Company or by any of its Affiliates or  in
which the Company or any of its Affiliates has  an
equity interest (which, for these purposes,  shall
include  an interest in any measure of profits  or
revenues)  of  five percent (5%) or  greater  (any
such  person or entity being hereinafter  referred
to  as  a  "Competing Enterprise")  or  (ii)  own,
directly  or indirectly, any interest (which,  for
these purposes, shall include the right to receive
or otherwise participate in any measure of profits
or  revenues)  in any Competing Entity;  provided,
however, that Employee shall not be prohibited  by
the  foregoing  from  (x) continuing  to  hold  or
retain  his  interest  in Watertone  and,  through
Watertone,   in   Catskill,  (y)   continuing   to
participate in the ownership or management of any business venture engaged in any family limited partnership, trust or similar vehicle established for estate planning purposes or (z) from owning up to five percent (5%) of the common stock or other equity interest in any publicly traded company.

     In  furtherance  of  the covenants  contained
herein  and as a condition to the continuation  of
Employee's  employment hereunder,  Employee  shall
execute  and  deliver to the Company such  further
agreements and commitments as the Company may from
time  to  time  reasonably request in  order  more
fully   to   protect  the  Company's  rights   and
interests in and to the Confidential Information, the Business Records and proprietary and other rights and interests in and with respect to its business prospects.

     11.  Injunctive Relief; Independence and
  Severability of Covenants.

     (a) Employee acknowledges and agrees that, in the event of any breach or likely breach of any of the covenants of Section 9 above, the Company and any relevant Affiliate(s) would be irreparably harmed and could not be made whole solely by monetary damages. It is accordingly agreed that such Persons, in addition to any other remedies to which they may be entitled at law or in equity, shall be entitled to equitable relief (in the form of an injunction or otherwise) in respect of such breach or likely breach (or any threatened breach). In the event the Company seeks any equitable relief or remedy with respect to any such threatened or actual breach, violation or default (1) Employee will not seek to oppose or defend against such equitable relief or remedy on the ground that the Company has an adequate remedy at law or on any other similar or related ground and (2) no bond or other security shall be required for, or as a condition to, the seeking or granting of any injunction or other equitable relief. It is intended to grant full third-party rights under this provision.

     (b) Employee acknowledges and agrees that the covenants and other provisions set forth in
Section 10 above and in this Section 11 are reasonable in both scope and content, including with respect to duration and subject matter, that such covenants and other provisions are necessary and appropriate for the protection of the legitimate business interests of the Company and its Affiliates, that he is receiving valuable and adequate consideration for such covenants under this Agreement and that his services are of a special and unique nature. The parties acknowledge that it is their intention that all such covenants and provisions be enforceable to the fullest extent possible under applicable law.

     (c) For the purposes of this Section 11, the state and federal courts of the State of New York will be the proper and exclusive forums for any legal controversy arising in connection with this Agreement.

          12.  Miscellaneous.

     (a)  Indemnification.

     (1)        Each  of  the parties  hereto  (an
     "Indemnifying  Party")  shall  indemnify  and
     hold  harmless the other party  hereto  (and,
     with  respect  to any breach  of  Section  10
     above,   the   Company's   Affiliates)   (the
     "Indemnified  Party") from and  against,  and
     shall  reimburse the Indemnified  Party  for,
     any  and  all  liabilities, losses,  damages,
     costs   and   expenses  (including,   without
     limitation,  reasonable attorneys'  fees  and
     other legal costs, including those related to
     any  appeal,  and costs of any investigation)
     (all    of   the   foregoing,   collectively,
     "Losses") that have been suffered or incurred
     by   the  Indemnified  Party  and  that  have
     resulted from, or been occasioned by, (a) any
     breach or violation by the Indemnifying Party
     of   any   of  its  or  his  representations,
     warranties,  covenants and  other  agreements
     set forth herein or (b) any claim asserted by
     any   third   party  that,  if  true,   would
     constitute a breach or violation by the Indemnifying Party of any of its or his representations, warranties, covenants and other agreements set forth herein (any such claim, a "Third-Party Claim").

     (2)        If  the  Indemnified  Party  shall
     receive notice of, or otherwise become  aware
     of  the  assertion of, any Third-Party  Claim
     with  respect to which the Indemnified  Party
     intends  to  seek indemnification under  this
     subsection  (a),  then the Indemnified  Party
     shall  give prompt written notice thereof  to
     the  Indemnifying Party, which  notice  shall
     include or be accompanied with a copy of  any
     summons,  complaint or other written evidence
     of  such Third-Party Claim to the extent that
     such  summons,  complaint  or  other  written
     evidence   has   been   received   by    such
     Indemnified Party or by any attorney or other
     agent   thereof.    The   failure   of    the
     Indemnified Party to give such notice  or  to
     give  such notice promptly shall not  relieve
     the  Indemnifying Party of its obligation  to
     indemnify  the Indemnified Party  under  this
     subsection (a) except to the extent that  the
     failure  to give such notice or the delay  in
     giving  such notice has materially prejudiced
     the  Indemnifying Party in its or his ability
     to  defend  against  such Third-Party  Claim.
     The  Indemnifying Party shall,  with  counsel
     selected  by  it  (which selection  shall  be
     subject  to  the approval of the  Indemnified
     Party,  such  approval not to be unreasonably
     withheld  or delayed), be entitled to  defend
     against  and  settle any Third  Party  Claim;
     provided,   however,  that  the  Indemnifying
     Party's  right to do so shall be  conditioned
     upon  its or his having confirmed in  writing
     to   the   Indemnified  Party  its   or   his
     obligation to indemnify the Indemnified Party
     with   respect  to  such  Claim   (any   such
     confirmation,  a "Notice to Indemnify")  and,
     provided,   further,   however,   that    the
     Indemnifying Party shall not be  entitled  to
     enter  into any settlement of any such  Claim
     without  the  prior written  consent  of  the
     Indemnified Party, which consent shall not be
     unreasonably     withheld     or     delayed.
     Notwithstanding anything contained herein  to
     the   contrary,   the  Indemnifying   Party's
     obligation   to  indemnify  the  Indemnifying
     Parties against any Third-Party Claim shall be conditioned upon the Indemnifying Party providing full and timely cooperation in the defense of such Claim.

     (3)        Notwithstanding anything contained
     herein to the contrary, except as provided in
     the next following sentence, the Indemnifying
     Party shall not be obligated to indemnify the
     Indemnified Party for, or otherwise pay,  any
     attorneys'  fees  or other legal  or  related
     costs  (or  any  costs of any  investigation)
     suffered or incurred by the Indemnified Party
     in  connection  with  any  Third-Party  Claim
     after  the  Indemnified  Party  receive   any
     Notice  to  Indemnify with  respect  to  such
     Claim;  provided, however,  that,  if,  after
     giving   any   Notice   to   Indemnify,   the
     Indemnifying  Party  reverses  its   or   his
     position  and  claims that it or  he  is  not
     required  to Indemnify the Indemnified  Party
     against the Third-Party Claim, then,  in  the
     event  the  Indemnifying Party  is  obligated
     hereunder to indemnify the Indemnified  Party
     with  respect to such Claim, the Indemnifying
     Party  shall  bear  and  pay  the  reasonable
     attorneys'   fees  and  other  legal   costs,
     including  those related to any  appeal,  and
     costs  of any investigation, incurred by  the
     Indemnified   Party  after  the  Indemnifying
     Party  has  reversed its or his position  and
     claimed  that  it  or he is not  required  to
     Indemnify the Indemnified Party against  such
     Claim.   Notwithstanding  the  foregoing,  if
     there is a legitimate and good faith conflict
     of  interest  between the Indemnifying  Party
     and  the Indemnified Party in connection with
     the  defense of any Third-Party Claim so that
     one  counsel  or law firm could not  properly
     represent  both  parties in  connection  with
     such defense, then the Indemnified Party,  in
     the event it or he is obligated hereunder  to
     indemnify the Indemnified Party with  respect
     to   such  Claim,  shall  bear  and  pay  the
     reasonable  attorneys' fees and  other  legal
     costs, including those related to any appeal,
     and  costs of any investigation, incurred  by
     the Indemnified Party in connection with
     such defense,    regardless   of    whether    the
     Indemnifying Party has given a Notice to Indemnify. Under no circumstances, however, shall the Indemnifying Party be obligated to pay for the attorneys' fees or related legal fees of more than one attorney or law firm.

     (b)     Notices.    All   notices,   demands,
requests,    consents,    approvals    or    other
communications (each of the foregoing, a "Notice")
required to be given hereunder or pursuant  hereto
to  either  party hereto shall be in  writing  and
shall  be  (a) personally delivered, (b)  sent  by
both registered to certified mail, postage prepaid
and  return  receipt requested, and regular  first
class   mail,   (b)   sent   both   by   facsimile
transmission    with   receipt   of   transmission
confirmed  electronically or by telephone  and  by
regular  first class mail or (c) sent by reputable
overnight courier service with charges prepaid and
delivery  confirmed, to the intended recipient  at
its  or his respective address as set forth below;
provided,  however, that, if a party  sending  any
Notice  has  received written notice in accordance
with  this subsection (b) of a more recent address
for  any intended recipient referred to below, any
Notice   to  such  intended  recipient  shall   be
delivered or sent to it or him at the most recent address of which such party has received such a notice:

     if to the Company:

     Alpha Hospitality Corporation
     29-76 Northern Boulevard, 2nd Floor
     Long Island City, New York  11101
     Attn: Chairman of the Board
     Facsimile number: (718) 685-3678

     if to Employee:

     Scott Kaniewski
     2412 Central Park Avenue
     Evanston, IL  60201
     Facsimile number: (847) 328-4032

Any Notice delivered or sent as provided above shall be deemed given when so delivered or sent and shall be deemed received (i) when personally delivered, (ii) three (3) Business Days after being mailed as above provided, (iii) when sent by facsimile transmission as above provided or (iv) one (1) Business Day after being sent by courier as above provided; provided, however, that any Notice specifying a new address to which any Notice shall be sent shall be deemed received only when actually received.

     (c)   Entire  Agreement.  This  Agreement  is
intended  by the parties as a final expression  of
their agreement and intended to be a complete  and
exclusive   statement   of   the   agreement   and
understanding of the parties hereto in respect  of
the  subject  matter contained herein, constitutes
the  entire agreement of the parties with  respect
to  such subject matter and supersedes, and merges
herein,     all    prior    and    contemporaneous
negotiations,     discussions,    representations,
understandings and agreements between the
parties, whether oral or written, with respect such subject
matter.  No representation, warranty, restriction,
promise,  undertaking  or  other  agreement   with
respect to such subject matter has been made or given by either party hereto other than those set forth in this Agreement.

     (d)   Amendment  and Waiver.  This  Agreement
may  be amended, modified or supplemented only  to
the extent expressly set forth in writing that  is
signed  by  the party to be charged therewith  and
that  sets  forth therein that its purpose  is  to
amend, modify or supplement this Agreement or some
term, condition or provision hereof.  No waiver of
any term, condition or provision of this Agreement
or of any breach or violation of this Agreement or
any provision hereof shall be effective except  to
the extent expressly set forth in writing that  is
signed  by  the  party  to be  charged  therewith.
Without  limiting the generality of the foregoing,
no  conduct  (including, without  limitation,  any
failure  or  delay in enforcing this Agreement  or
any   provision   hereof  or  any  acceptance   or
retention  of  payment) or course  of  conduct  by
either  party hereto shall be deemed to constitute
a  waiver by such party of the breach or violation
of  this  Agreement or of any provision hereof  by
the other party hereto.  Any waiver may be made in
advance  or after the right waived has  arisen  or
the breach or default waived has occurred, and any
waiver  may  be  conditional.  No  waiver  of  any
breach  or violation of any agreement or provision
herein  contained shall be deemed a waiver of  any
preceding   or  succeeding  breach  or   violation
thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

     (e)      Assignment;    No    Third     Party
Beneficiaries.   This Agreement  and  the  rights,
duties  and  obligations  hereunder  may  not   be
assigned  or  delegated by  either  party  hereto,
without  the  prior written consent of  the  other
party  hereto; provided that, consistent with  the
terms  hereof, the Company may from time  to  time
direct  that  Employee serve as a director  and/or
officer  of, or otherwise provide services  to  or
work for, any Affiliate of the Company.  Except as
provided  in the preceding sentence, any purported
assignment  or  delegation of  rights,  duties  or
obligations  hereunder  made  without  the   prior
written consent of the other party hereto shall be
null  and  void and of no effect.  This  Agreement
and  the  provisions hereof shall be binding  upon
and  enforceable against each of the  parties  and
their    respective   executors,   heirs,    legal
representatives,  administrators,  successors  and
assigns and shall inure to the benefit of  and  be
enforceable  by  each  of the  parties  and  their
respective      executors,      heirs,       legal
representatives, administrators, successors and permitted assigns. Except as contemplated under
Section  10  above  and  subsection  (a)  of  this
Section  12,  this Agreement is  not  intended  to
confer any rights or benefits on any Persons other than as set forth above.

     (f)   Severability.  This Agreement shall  be
deemed   severable,   and   the   invalidity    or
unenforceability  of any term or provision  hereof
shall not affect the validity or enforceability of
this  Agreement or of any other term or  provision
hereof.   The  parties intend that this  Agreement
and each of the provisions hereof be enforced to the fullest extent permitted by law. Accordingly, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

     (g)   Further Assurances.  Each party hereto,
upon the request of any other party hereto, shall do all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out the transactions contemplated by, and the purpose and intent of, this Agreement.

     (h)    Titles   and   Headings;   Rules    of
Interpretation.  Titles, captions and headings  of
the  sections, articles and other subdivisions  of
this  Agreement are for convenience  of  reference
only  and  shall  not affect the  construction  or
interpretation of any provision of this Agreement.
References  to  Sections  and  Articles  refer  to
sections  and  articles of this  Agreement  unless
otherwise   stated.   Words  such   as   "herein,"
"hereinafter,"  "hereof," "hereto,"  "hereby"  and
"hereunder," and words of like import, unless  the
context   requires  otherwise,   refer   to   this
Agreement  taken  as  a  whole  and  not  to   any
particular  Section, Article  or  other  provision
hereof.  As used in this Agreement, the masculine,
feminine  and  neuter genders shall be  deemed  to
include the others if the context requires, and if
the  context  requires, the use  of  the  singular
shall  include  the plural and visa  versa.   This
Agreement is the product of mutual negotiations between the parties and their respective counsels, and no party shall be deemed the draftsperson hereof or of any portion or provision hereof.
Accordingly, in the event of any ambiguity or inconsistency in any provision of this Agreement, the same shall not be interpreted against either party hereto as the party responsible for drafting such provision.

     (i)    Waiver  of  Jury  Trial;  Consent   to
Jurisdiction.      EACH  OF  THE  PARTIES   HERETO
EXPRESSLY WAIVES ITS OR HIS RIGHT TO A JURY  TRIAL
WITH  RESPECT  TO  ANY SUIT, LITIGATION  OR  OTHER
JUDICIAL PROCEEDING RELATING TO THIS AGREEMENT  OR
ANY DISPUTE HEREUNDER OR RELATING HERETO.

     (j)  Governing Law; Jurisdiction  of  Courts.
This  Agreement shall be governed by,  interpreted
under   and  construed  in  accordance  with   the
internal  laws of the State of New York applicable
to  contracts executed and to be performed in that
State  without  giving effect  to  the  choice  of
conflict of laws principles or provisions thereof.
Each of the parties hereto agrees that any dispute
under  or with respect to this Agreement shall  be
determined  before  the state  or  federal  courts
situated  in  the City, County and  State  of  New
York,    which   courts   shall   have   exclusive
jurisdiction  over and with respect  to  any  such
dispute,  and  each of the parties  hereto  hereby
irrevocably  submits to the jurisdiction  of  such
courts.  Each party hereby agrees not to raise any
defense  or objection, under the theory  of  forum
non  conviens  or otherwise, with respect  to  the
jurisdiction  of any such court.  In  addition  to
such   other   method  as  may   available   under
applicable  law,  each  party  agrees   that   any
summons, complaint or other papers or process in connection with any such dispute may be served on it or him in the same manner in which a Notice may be given to it or him pursuant to subsection (b) of this Section 12.

     (k)  Counterparts.   This  Agreement  may  be
executed in counterparts and by one or more of the parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.

                           ALPHA HOSPITALITY CORPORATION



________________________   By:_________________________________
SCOTT KANIEWSKI            Name:
                           Title:

                     Exhibit a

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS
BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW
TO, OR IN CONNECTION WITH, THE SALE OR
DISTRIBUTION THEREOF OR OF THE SALE OF SHARES OF
STOCK TO BE ISSUED UPON THE EXERCISE OF RIGHTS
HEREUNDER.  NO SUCH SALE OR DISPOSITION MAY BE
EFFECTED WITHOUT AN EFFECTIVE REGISTRATION
STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL
SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION
IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


           ALPHA HOSPITALITY CORPORATION

              STOCK OPTION AGREEMENT


      THIS  STOCK  OPTION AGREEMENT  (the  "Option
Agreement")  is  made  and  entered  into  as   of
_________,  2002, by and between ALPHA HOSPITALITY
CORPORATION    (the   "Company"),    a    Delaware
corporation, and Scott Kaniewski (the "Optionee") as contemplated by Section 6 of that certain
Employment Agreement (the "Employment Agreement"), dated as of even date herewith, by and between the Company and the Optionee.

      The Company hereby grants to the Optionee an
option to purchase certain shares of common  stock
of  the  Company  (the "Option  Shares"),  in  the
manner  and  subject  to the  provisions  of  this
Option Agreement (such option, the "Option").   If
the Optionee does not execute and return this Option Agreement to the Company within thirty (30) days of the date first written above, the Option shall terminate and be without further force and effect.

     1.   Definitions:

           (a)   "Date of Option Grant" shall mean
the date of this Option Agreement.

           (b)   "Number  of Option Shares"  shall
mean 95,016 (or, if the same has been approved by stockholders of the Company, 295,689) shares of common stock of the Company, as adjusted from time to time pursuant to paragraph 6 below.

          (e)  "Exercise Price" shall mean seventeen dollars
and  forty-nine  cents  ($17.49)  per  share,   as
adjusted from time to time pursuant to paragraph 6 below.

(f) "Option Termination Date" shall mean the date five (5) years after the Date of Option Grant.

     2.   Exercise of the Option.

          (a)  Right to Exercise. The Option shall
vest and be exercisable in accordance with the following Vesting Schedule:

            (i)     The Option shall vest and
          become exercisable with respect to one-
          third (1/3) of the Number of Option
          Shares on the date that is eighteen (18) months after the Date of Option Grant, provided that the Optionee is then employed by the Company and subject to the terms and provisions of this paragraph 3 and paragraphs 4 and 5 below;

                (ii)     The Option shall vest and
          become  exercisable with respect  to  an
          additional one-third (1/3) of the Number
          of   Option   Shares   on   the   second
          anniversary of the Date of Option Grant,
          provided  that  the  Optionee  is   then
          employed  by the Company and subject  to
          the   terms  and  provisions   of   this
          paragraph  3  and  paragraphs  4  and  5
          below; and

                (iii)    The Option shall vest and
          become exercisable with respect to the remaining one-third (1/3) of the Option
          Shares on the third anniversary of the Date of Option Grant, provided that the Optionee is then employed by the Company and subject to the terms and provisions of this paragraph 3 and paragraphs 4 and 5 below.

           (b)   Method of Exercise.  Exercise  of
the  Option  must  be  by written  notice  to  the
Company,  which notice must state (i) the election
to  exercise the Option, (ii) the number of shares
of the Company's common stock for which the Option
is   being   exercised  and   (iii)   such   other
representations   and   agreements   as   to   the
Optionee's investment intent with respect to  such
shares   as  may  be  required  pursuant  to   the
provisions  of  this Option Agreement.   Any  such
notice shall be in substantially the same form  as
Exhibit  A  attached hereto.  Such written  notice
must  be  signed  by  the  Optionee  and  must  be
delivered  in person or by certified or registered
mail,  return receipt requested, to the  President
or  Chief  Executive Officer of  the  Company,  or
other  authorized  representative  designated   in
writing by the Company for such purpose, prior to the Option Termination Date, accompanied by full payment of the exercise price for the number of shares being purchased. Payment of the exercise price for the number of shares for which the Option is being exercised shall be made in cash, by check or in cash equivalent.

           (c)  Tax Withholding.  At the time  the
Option  is exercised, in whole or in part,  or  at
any  time  thereafter as requested by the Company,
the Optionee hereby authorizes payroll withholding
and  otherwise  agrees to make adequate  provision
for  foreign,  federal and state  tax  withholding
obligations of the Company, if any, that arise  in
connection   with  the  Option  or  the   exercise
thereof,     including,    without     limitation,
obligations  arising  upon (i)  the  exercise,  in
whole  or  in  part,  of  the  Option,  (ii)   the
transfer,  in  whole  or in part,  of  any  shares
acquired  on  exercise of the  Option,  (iii)  the
operation  of any law or regulation providing  for
the imputation of interest or (iv) the lapsing  of
any   restriction  with  respect  to  any   shares
acquired on exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the Company's withholding obligations are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested and the Company shall have no obligation to issue a certificate for such shares.

          (d)  Restrictions on Grant of the Option
and  Issuance of Shares.  The grant of the  Option
and   the  issuance  of  the  Option  Shares  upon
exercise  of  the  Option  shall  be  subject   to
compliance  with  all applicable  requirements  of
federal,  state  and foreign law with  respect  to
such  securities.  The Option may not be exercised
if   the  issuance  of  Option  Shares  upon  such
exercise  would  constitute  a  violation  of  any
applicable  federal, state or  foreign  securities
laws  or  other law or regulations.  In  addition,
the  Option  may  not be exercised  unless  (i)  a
registration statement under the Securities Act of
1933, as amended (the "Securities Act"), shall  at
the  time  of exercise of the Option be in  effect
with  respect  to the Option Shares issuable  upon
exercise  of the Option or (ii) in the opinion  of
legal  counsel  to the Company, the Option  Shares
issuable upon exercise of the Option may be issued
in  accordance  with the terms  of  an  applicable
exemption  from  the registration requirements  of
the  Securities  Act.  THE OPTIONEE  IS  CAUTIONED
THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS  THE
FOREGOING  CONDITIONS ARE SATISFIED.  ACCORDINGLY,
THE  OPTIONEE  MAY  NOT BE ABLE  TO  EXERCISE  THE
OPTION  WHEN  DESIRED EVEN THOUGH  THE  OPTION  IS
VESTED.   Questions  concerning  this  restriction
should  be  directed to the Board of Directors  of
the  Company.  As a condition to the  exercise  of
the  Option, the Company may require the  Optionee
to   satisfy  any  qualifications  that   may   be
necessary  or  appropriate to evidence  compliance
with  any applicable law or regulation and to make
any   representation  or  warranty  with   respect
thereto as may be requested by the Company.

           (e)   Fractional  Shares.  The  Company
shall  not be required to issue fractional  Option
Shares.   If  fractions of an Option Share  should
result from any adjustment pursuant to paragraph 6 below, such adjustment shall be revised to the next lower whole number of Option Shares.

      3.   Non-Transferability of the Option; Non-
Alienation   of  Benefits.  The  Option   may   be
exercised during the lifetime of the Optionee only
by  the  Optionee  and  may  not  be  assigned  or
transferred in any manner except by will or by the
laws  of descent and distribution.  Following  the
death  of the Optionee, the Option, to the  extent
unexercised and exercisable by the Optionee on the
date  of death, may be exercised by the Optionee's
legal representative or by any person empowered to
do  so under the deceased Optionee's will or under
the   then   applicable  laws   of   descent   and
distribution, subject, however, to the terms and conditions of this Option Agreement.

      Except with the prior written consent of the
Company, subject to the foregoing, or as otherwise
provided  herein, no right or benefit  under  this
Option  Agreement shall be subject to  alienation,
sale, transfer (by gift or otherwise), assignment,
pledge, encumbrance or charge, and any attempt  to
alienate, sell, transfer, assign, pledge, encumber
or  charge  the  same  without  such  consent,  if
applicable,  shall  be null and  void  and  of  no
effect.   Except with such consent,  no  right  or
benefit under this Option Agreement shall  in  any
manner  be  liable for or subject  to  the  debts,
contracts,  liabilities or  torts  of  the  person
entitled  to such benefit.  Except to  the  extent
previously approved by the Company in writing,  or
as  otherwise  provided herein,  if  the  Optionee
should  become  bankrupt or attempt  to  alienate,
sell, transfer, assign, pledge, encumber or charge
any right or benefit hereunder, then such right or
benefit  shall cease and terminate,  and  in  such
event,  the Company may hold or apply the same  or
any  part thereof for the benefit of the Optionee,
the   Optionee's   spouse,   children   or   other
dependents, or any of them, in such manner and in such proportion as the Company may in its sole determination deem proper.

      4.    Termination of the Option.  The Option
shall terminate and may no longer be exercised on the first to occur of (a) the Option Termination
Date or (b) the last date for exercising the Option following termination of employment as described in paragraph 5 below.

     5.   Termination of Employment.

           (a)  Termination Other Than by Death or
Disability.   Except as otherwise provided  below,
if the Optionee ceases to be an employee of the Company for any reason, except death or Disability
(as defined in the Employment Agreement), the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceases to be an employee, may be exercised by the Optionee within thirty (30) days after the date on which the Optionee's employment terminated, but in any event no later than the Option Termination
Date.

          (b)  Termination by Death or Disability.
Except   as  otherwise  provided  below,  if   the
Optionee's   employment  with   the   Company   is
terminated because of the death or Disability  (as
defined  in  the  Employment  Agreement)  of   the
Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceases to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of six (6) months from the date on which the Optionee's employment terminated, but in any event no later than the Option Termination
Date.

            (c)   Limitations  on  Exercise  After
Termination. Except as provided in this  paragraph
5 hereof, the Option shall terminate and may not be exercised if the Company finds or has found that the Optionee:

                 (i)  Willfully  and  deliberately
engaged in willful, deliberate or gross misconduct toward the Company;

                                        (ii)
Willfully violated the terms of any
confidentiality agreement or confidentiality obligation between the Optionee and the Company;
or

               (iii)    Has been terminated for
Cause (as defined in the Employment Agreement).

           (d)   Leave  of Absence.  For  purposes
hereof, the Optionee's employment with the Company shall not be deemed to terminate if the Optionee takes any military leave, sick leave or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Company remains guaranteed by statute or contract.

     6.   Effect of Change in Stock Subject to the
Option.  Appropriate adjustments shall be made  in
the number, exercise price and class of shares  of
stock  subject  to the Option in the  event  of  a
stock      split,     reverse     stock     split,
recapitalization, combination, reclassification or
like  change  in  the  capital  structure  of  the
Company.   In the event a majority of  the  shares
that are of the same class as the shares that  are
subject to the Option are exchanged for, converted
into   or
otherwise  become  shares  of  another
corporation  (the "New Shares"), the  Company  may
unilaterally amend the Option to provide that  the
Option  is  exercisable for New  Shares.   In  the
event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

      7.    Rights  as a Stockholder or  Employee.
The Optionee shall have no rights as a stockholder
with  respect to any shares covered by the  Option
until  the date, and except to the extent, of  the
issuance of a certificate or certificates for  the
shares  for  which the Option has been  exercised.
Nothing  in  the  Option  shall  confer  upon  the
Optionee  any right to continue in the  employ  of
the Company or interfere in any way with any right
of   the   Company  to  terminate  the  Optionee's
employment  in  accordance  with  the  terms   and
provisions of the Employment Agreement.

      8.    Notice  of  Sales  Upon  Disqualifying
Disposition.   The Optionee shall dispose  of  the
Option   Shares  only  in  accordance   with   the
provisions of this Option Agreement.  In addition,
the  Optionee shall promptly notify the  President
of  the Company if the Optionee disposes of any of
the  Option  Shares within one (1) year  from  the
date  the  Optionee exercises all or part  of  the
Option  or  within two (2) years of  the  date  of
grant  of  the  Option.  Until such  time  as  the
Optionee  disposes  of such  Option  Shares  in  a
manner  consistent  with the  provisions  of  this
Option  Agreement,  the Optionee  shall  hold  all
Option  Shares in the Optionee's name (and not  in
the  name of any nominee) for the one-year  period
immediately after exercise of the Option  and  the
two-year  period immediately after  grant  of  the
Option.   At any time during the one-year or  two-
year  periods  set forth above,  the  Company  may
place  a  legend or legends on any certificate  or
certificates representing Option Shares requesting
the  transfer  agent for the Company's  shares  of
common  stock to notify the Company  of  any  such
transfer(s)  and may place stop orders  with  such
transfer  agent  against  the  transfer  of   such
shares. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence or otherwise.

      9.    Legends.  The Company may at any  time
place legends referencing limitations contained in
any   applicable   federal,   state   or   foreign
securities  law  restrictions on all  certificates
representing  shares  of  stock  issued  upon  the
exercise of the Option or otherwise subject to the
provisions of this Option Agreement.  The Optionee
shall,  at  the  request of the Company,  promptly
present  to  the Company any and all  certificates
representing  Option Shares in the  possession  or
under  the control of the Optionee or any  of  his
agents  or  representatives in order to carry  out
the   provisions  of  this  paragraph  9.   Unless
otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

         "THE SECURITIES EVIDENCED BY THIS
  CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
  THE SECURITIES ACT OF 1933, AS AMENDED, AND
  MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR
  HYPOTHECATED UNLESS THERE IS AN EFFECTIVE
  REGISTRATION STATEMENT UNDER SUCH ACT
  COVERING SUCH SECURITIES, THE SALE IS MADE IN
  ACCORDANCE WITH RULE 144 OR RULE 701 UNDER
  THE ACT, OR THE COMPANY RECEIVES AN OPINION
  OF COUNSEL FOR THE HOLDER OF THESE SECURITIES
  REASONABLY

  SATISFACTORY TO THE COMPANY,
  STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT
  OR HYPOTHECATION IS EXEMPT FROM THE
  REGISTRATION AND PROSPECTUS DELIVERY
  REQUIREMENTS OF SUCH ACT."

      10.   Binding Effect.  This Option Agreement
shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

       11.   Integrated  Agreement.   This  Option
Agreement constitutes the entire understanding and
agreement  of  the Optionee and the  Company  with
respect  to  the subject matter contained  herein,
and   there  are  no  agreements,  understandings,
restrictions,   representations   or    warranties
between the Optionee and the Company relating to the Option or otherwise with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

      12.   Applicable Law.  This Option Agreement
shall   be   governed  by,  and   interpreted   in
accordance with, the internal laws of the State of New York applicable to contracts executed and to be performed wholly within such State, without giving effect to the conflict or choice of laws provisions thereof.


                        ALPHA HOSPITALITY CORPORATION

                        By____________________________
                        Name:
                        Title:

      The Optionee represents that the Optionee is
familiar  with  the terms and provisions  of  this
Option  Agreement  and hereby accepts  the  Option
subject   to  all  of  the  terms  and  provisions
thereof.   The  Optionee further acknowledges  and
understands that the Option has not been issued or
granted  under  or pursuant to any employee  stock
option   plan  and  that  the  Option   will   not
constitute  an  "incentive  stock  option"   under
Section  422(b)  of the Internal Revenue  Code  of
1986,  as amended.  The Optionee hereby agrees  to
accept  as  binding,  conclusive  and  final   all
decisions or interpretations made in good faith by the Board of Directors of the Company upon or with respect to any questions arising under this Option
Agreement.


Date:  __________________              OPTIONEE

                                       ______________________________

                     EXHIBIT A



              OPTION EXERCISE NOTICE

  [To Be Signed Only Upon Exercise Of The Option]


        To:  ALPHA HOSPITALITY CORPORATION

     The  undersigned, the holder  of  the  within
Stock  Option  Agreement, dated  as  of  ________,
2002,  hereby  irrevocably elects to exercise  the
purchase  right represented by the Option provided
for  therein  for,  and  to  purchase  thereunder,
_____________________________  (_________)  shares
of  Common  Stock of ALPHA HOSPITALITY CORPORATION
(such  shares,  the "Shares") and  herewith  makes
payment  of  ____________________________  dollars
(at  the  rate of $_________ per share)  therefor,
and  requests that the certificate for the  Shares
be  issued  in  the  name of the  undersigned  and
delivered   to  him  at  the  following   address:
_________________________________________________________________
_______________.

          The undersigned represents that his
          purchase of the Shares is made for his
          own account for investment and not with
          a view to or for sale or distribution
          thereof in a public offering, but
          subject to the disposition of the Shares being at all times within his control and without prejudice to his right at all times to sell or otherwise dispose of all or any part of the Shares in accordance with applicable law.


Dated:
                     _________________________________________
                    (Signature must conform
                    in all respects to
                    name of Holder as specified on
                    face of the Stock Option Agreement)



                         _________________________________________

                         _________________________________________
                         Address

                                         EXHIBIT E

                TAG-ALONG AGREEMENT

           TAG-ALONG AGREEMENT (this "Agreement"),
dated  as  of  __________, 2002,  by  and  between
BRYANSTON  GROUP, INC. ("Bryanston"),  a  Delaware
corporation,    and   WATERTONE    HOLDINGS,    LP
("Watertone"), a Delaware limited partnership.

               W I T N E S S E T H:

           WHEREAS,  Alpha Hospitality Corporation
(the  "Corporation") has entered  into  a  certain
Amended  And Restated Contribution Agreement  (the
"Contribution Agreement"), dated as of February 8,
2002,  with Watertone, providing, inter alia,  for
issuance and contribution of certain shares of the
Corporation's  common  stock  (such  shares,   the
"Acquired  Shares") to New York  Gaming  LLC  (the
"LLC"), a Georgia limited liability company; and

            WHEREAS,  in  conjunction   with   the
Contribution   Agreement  and   the   transactions
contemplated thereby, Watertone has requested that Bryanston grant it and the LLC certain tag-along rights, and Bryanston is willing to grant certain tag-along rights as set forth herein;

           NOW THEREFORE, in consideration of  the
foregoing premises and the mutual representations,
warranties,  covenants  and  agreements  contained
herein,   and   for   other  good   and   valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

                     ARTICLE I

                    DEFINITIONS

    SECTION   1.01.    Definitions.    Capitalized
terms  used herein and defined in the Contribution
Agreement are used herein with the respective meanings ascribed thereto in the Contribution
Agreement unless otherwise defined herein or the context otherwise requires.

                    ARTICLE II

                 TAG-ALONG RIGHTS

    SECTION  2.01.   Grant  of  Tag-Along  Rights.
Subject  to  the  terms  and  conditions  provided
herein,  Bryanston hereby agrees that,  until  the
Outside  Date (as hereinafter defined),  it  shall
not sell or otherwise dispose of any of its shares
of  the  common  stock  of  the  Corporation  (the
"Common Stock") unless it shall have given written
notice  (a  "Proposed Sale Notice")  to  Watertone
setting forth (a) the terms and conditions of  the
proposed  sale or other disposition of  shares  of
Common  Stock  by  Bryanston, (b)  the  number  of
shares  of Common Stock that Bryanston intends  to
sell  or  otherwise dispose of in connection  with
such  proposed sale or other disposition  and  (c)
the  date,  time  and  location  of  the  proposed
closing  of such sale or other disposition.   Each
Proposed  Sale Notice shall be given to  Watertone
at  least ten (10) business
days prior to the date
scheduled for the closing of the proposed sale  or
other   disposition  referred  to   therein.    In
addition, Bryanston shall not consummate any  sale
or  other  disposition of shares of  Common  Stock
referred to in any Proposed Sale Notice unless  at
the  closing thereof (on the date, and at the time
and location, of such closing as set forth in such
Proposed   Sale  Notice)  Bryanston   shall   have
arranged  for  Watertone  and/or  the  LLC  to  be
provided  with, or Watertone and/or the LLC  shall
otherwise   have,  an  opportunity  to   sell   or
otherwise dispose of (whether such is accomplished
by  Bryanston  reducing the number  of  shares  of
Common  Stock  it  proposes to sell  or  otherwise
dispose  of  at such closing or the  purchaser  or
other  assignee  of such shares  of  Common  Stock
agrees  to increase the number of shares of Common
Stock  it  is  willing  to purchase  or  otherwise
acquire  at  such  closing) a number  of  Transfer
Shares  equal to the lesser of (i) the product  of
the  Applicable Fraction (as hereinafter  defined)
times  the aggregate number of the Transfer Shares
that  are then owned of record by Watertone and/or
the  LLC and that have not been (or the offer  and
sale of which have not been) registered under  the
Securities  Act,  or (ii) the number  of  Transfer
Shares   that  Watertone,  in  a  written   notice
received  by  Bryanston at least two (2)  business
days  prior to the scheduled closing as set  forth
in  such Proposed Sale Notice, has indicated  that
it or the LLC desires to sell or otherwise dispose
of  on the terms and conditions set forth in  such
Proposed Sale Notice; provided, however, that,  if
for  any  reason whatsoever, Watertone or the  LLC
declines,  refuses or otherwise fails to  sell  or
otherwise  dispose of any of the shares of  Common
Stock  at  such  closing that it would  have  been
entitled to sell or otherwise dispose of  at  such
closing,  Bryanston shall be entitled to  sell  or
otherwise  dispose of at such closing such  number
of  shares  of  Common Stock, in addition  to  the
number  of  shares of Common Stock that  it  could
have sold or otherwise disposed of at such closing
had Watertone and/or the LLC not declined, refused
or  otherwise failed to sell or otherwise  dispose
of any shares of Common Stock at such closing.  As
used  herein, the "Outside Date" means the earlier
to occur of (a) the third (3rd) anniversary of the
date of this Agreement or (b) the date as of which
the  offer  and sale of the Transfer  Shares  have
been registered under the Securities Act, and  the
"Applicable  Fraction" means, as of  any  time,  a
fraction, the numerator of which is the number  of
shares   of   Common  Stock  that  Bryanston   has
indicated  that it proposes to sell  or  otherwise
dispose  of as set forth in the relevant  Proposed
Sale  Notice and the denominator of which  is  the
total  number of shares of Common Stock then owned
beneficially or of record by Bryanston or  any  of
its  Affiliates (which, for these purposes,  shall
be  deemed  to include all shares of Common  Stock
issuable   upon  the  conversion   of   any   then
outstanding   securities   convertible   into   or
exchangeable for shares of Common Stock).

      SECTION 2.02.      Exclusions from Tag-Along
Rights.  Notwithstanding anything contained herein
to  the  contrary, the requirements set  forth  in
Section  2.01 above shall not extend or  apply  to
any  of  the  following: (a)  any  sale  or  other
disposition of any shares of Common Stock  to  any
officer, director, employee, consultant, agent  or
other representative of Bryanston or any Affiliate
thereof  (which,  for purposes of this  Agreement,
shall  include Alpha and its Affiliates); (b)  any
sale  or other disposition of any shares of Common
Stock  pursuant  to, or as a consequence  of,  any
pledge of such shares (or any similar arrangement)
to  secure any loan or other obligation,  provided
such loan or other obligation was obtained from or
owed  to  an  un-affiliated third party;  (c)  any
transfer  or  assignment of any shares  of  Common
Stock  in  consideration for services rendered  to
Bryanston  or any of its Affiliates;  or  (d)  any
sale  or other disposition of any shares of Common
Stock  unless the number of shares of Common Stock
being   sold  or  otherwise  disposed
of,   when aggregated  with  the number of shares  of  Common
Stock that have been sold or otherwise disposed of by Bryanston during the immediately preceding ninety (90) days (exclusive of any sale or other disposition referred to in any of the preceding clauses (i) through (iii)) would exceed 86,800, which number shall be subject to appropriate adjustment on account of any stock split or similar event.

                    ARTICLE III

                   MISCELLANEOUS

     SECTION  3.01. Expenses.  Each party to  this
Agreement  will  bear all of its own  expenses  in
connection with the preparation and negotiation of
this   Agreement   and   the   consummation    and
performance of its obligations hereunder.

     SECTION    3.02.   Notices.    All   notices,
demands,  requests, consents, approvals  or  other
communications (collectively, "Notices")  required
to  be  given  hereunder shall be in  writing  and
shall  be  personally served or deposited  in  the
mail,  registered  or  certified,  return  receipt
requested,   postage  prepaid,  or  delivered   by
reputable  overnight  air  courier  service   with
charges prepaid, or transmitted by facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice given in accordance with this Section 3.02:

          (A) if to Bryanston, to:      Bryanston Group, Inc.
                              1886 Route 52
                              Hopewell Junction, N.Y  12533
                              Attention: Craig Kendziera
                              Facsimile No.: (845) 223-7340

          with a copy thereof (which shall not
constitute notice) simultaneously and similarly sent to:
                              Reed Smith LLP
                              529 Fifth Avenue
                              New York, New York 10017
                              Attention: Herbert F. Kozlov, Esq.
                              Facsimile No.: (212) 972-9487

          (B) if to Watertone, to:
                              Watertone Holdings,LP
                              Scott Kaniewski
                              2412 Central Park Avenue
                              Evanston, IL 60201
                              Facsimile No.: (847) 328-4032

          with a copy thereof (which shall not
constitute notice) simultaneously and similarly sent to:

                        Stites & Harbison
                        Attn: William W. Hopson
                        3350 Riverwood Pkwy,
                        Suite 1700
                        Atlanta, GA  30339
                        Facsimile No.: (770) 850-7070

Any  Notice shall be deemed given on the  date  of
service  or transmission if personally  served  or
transmitted  by facsimile with receipt  confirmed.
Any Notice otherwise sent as provided herein shall
be  deemed  given on the third (3rd) Business  Day
following the date mailed or on the next  Business
Day  following  delivery  of  such  notice  to   a
reputable overnight air courier service.

    SECTION   3.03.   Entire   Agreement.     This
Agreement constitutes the entire agreement of  the
parties with respect to the subject matter  hereof
and   supersedes  all  prior  and  contemporaneous
agreements,    representations,    understandings,
negotiations and discussions between the parties, whether oral or written, with respect to the subject matter hereof.

    SECTION  3.04.  Amendment  and  Waiver.   This
Agreement  may not be amended, modified or  waived
except  by a writing executed by the party against
which  such amendment, modification or  waiver  is
sought  to been enforced.  Waivers may be made  in
advance  or after the right waived has  arisen  or
the  breach  or default waived has occurred.   Any
waiver  may  be  conditional.  No  waiver  of  any
breach   of  any  agreement  or  provision  herein
contained  shall  be  deemed  a  waiver   of   any
preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligation or act shall be deemed a waiver or extension of the time for performance of any other obligation or act.

    SECTION  3.05.  Assignment;  No  Third   Party
Beneficiaries.   This Agreement  and  the  rights,
duties  and  obligations  hereunder  may  not   be
assigned or delegated by either Bryanston, on  the
one hand, or Watertone, on the other hand, without
the  prior  written  consent of  the  other  party
hereto.   Except  as  provided  in  the  preceding
sentence, any purported assignment or delegation of rights, duties or obligations hereunder made without the prior written consent of the other party hereto shall be void and of no effect. This
Agreement and the provisions hereof shall be binding upon and enforceable against the parties and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties and their respective successors and permitted assigns. This Agreement is not intended to confer any rights or benefits on any Persons other than as set forth above.

     SECTION  3.06.Severability.   The  terms  and
provisions  of  this  Agreement  shall  be  deemed
severable,  and the invalidity or unenforceability
of  any  term or provision hereof shall not affect
the  validity or enforceability of this  Agreement
or   of   any  other  term  or  provision  hereof.
Furthermore,  in  lieu  of  any  such  invalid  or
unenforceable  term  or  provision,  the   parties
hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

     SECTION 3.07.Further Assurances.  Each  party
hereto,  upon  the  request  of  the  other  party
hereto,  shall  do  all  such  further  acts   and
execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out, effectuate and/or evidence or memorialize the transactions contemplated by this Agreement.

     SECTION    3.08.    Titles   and    Headings;
Interpretation.  Titles, captions and headings  of
the  Articles  and Sections of this Agreement  are
for  convenience of reference only and  shall  not
affect  the construction of any provision of  this
Agreement.  Whenever the singular number  is  used
in   this  Agreement  and  when  required  by  the
context,  the  same shall include the  plural  and
vice versa, and the neuter, masculine and feminine
gender  of any pronoun or possessive shall include
all  other  genders.   Unless  otherwise  provided
herein,  references  herein  to  any  Section   or
Article   are   references  to  the  corresponding
Section or Article of this Agreement. Use of the terms "herein," "hereof" or "hereunder" or similar terms shall refer to this Agreement as a whole and not to any particular Article, Section or other provision of this Agreement.

     SECTION  3.09. GOVERNING LAW and JURY WAIVER.
THIS  AGREEMENT SHALL BE GOVERNED BY,  INTERPRETED
UNDER,  AND  CONSTRUED  IN  ACCORDANCE  WITH   THE
INTERNAL  LAWS OF THE STATE OF NEW YORK APPLICABLE
TO  AGREEMENTS  MADE  AND TO BE  PERFORMED  WHOLLY
WITHIN  SUCH  STATE,  WITHOUT  GIVING  EFFECT   TO
PRINCIPLES OF CONFLICTS OF LAWS THEREOF.  EACH  OF
THE PARTIES HERETO EXPRESSLY WAIVES ITS RIGHT TO A
JURY TRIAL WITH RESPECT TO ANY SUIT, LITIGATION OR
OTHER JUDICIAL PROCEEDING REGARDING THIS AGREEMENT
OR ANY DISPUTE HEREUNDER OR RELATING HERETO.  Each
of  the  parties  hereto agrees that  any  dispute
under  or with respect to this Agreement shall  be
determined  before  the state  or  federal  courts
situated  in  the City, County and  State  of  New
York,    which   courts   shall   have   exclusive
jurisdiction over and with respect to any such dispute, and each of the parties hereto hereby irrevocably submits to the jurisdiction of such courts. Each party hereby agrees not to raise any defense or objection, under the theory of forum non conviens or otherwise, with respect to the jurisdiction of any such court.

     SECTION 3.10. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

BRYANSTON GROUP,INC.               WATERTONE HOLDINGS, LP
                                   By: BKB,LLC,
                                   Its General Partner
By:

Name:
Title:                             By:
                                   Name: Robert A. Berman
                                   Title:Managing Member